Exhibit 10.93

REDEMPTION AGREEMENT

BY AND AMONG

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP,

MEADOWLANDS DEVELOPER HOLDING CORP.,

MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C.,

MACK-CALI MEADOWLANDS SPECIAL L.L.C.,

AND

MEADOWLANDS LIMITED PARTNERSHIP

Execution Date: November 22, 2006

EXHIBITS

EXHIBIT A	Mack-Cali Rights Agreement
EXHIBIT B	MC Note
EXHIBIT C	A-B Office Partnership Agreement
EXHIBIT D	Amended and Restated Partnership Agreement
EXHIBIT E	C-D Office Partnership Agreement
EXHIBIT F	Hotel Partnership Agreement
EXHIBIT G	License Agreement
EXHIBIT H	MC Partner Assignment
EXHIBIT I	Memorandum
EXHIBIT J	SGP Partner Assignment
EXHIBIT K	Special Interests Assignment Agreement

i

REDEMPTION AGREEMENT

THIS REDEMPTION AGREEMENT (this “Agreement”) is made as of this 22nd day of November, 2006 by and among MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership), a Delaware limited partnership (the “Partnership” and sometimes, the “Original Partnership”), MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C., a New Jersey limited liability company and a limited partner in the Partnership (the “MC Partner”), MACK-CALI MEADOWLANDS SPECIAL L.L.C., a New Jersey limited liability company and a general partner in the Partnership (the “Special General Partner” who, together with the MC Partner, are collectively referred to herein as the “Redeemed Partners”), MEADOWLANDS DEVELOPER HOLDING CORP., a Delaware corporation (“Holdings Corp”), and the MEADOWLANDS LIMITED PARTNERSHIP (f/k/a Meadowlands/Mills Limited Partnership), a Delaware limited partnership and a general partner and a limited partner in the Partnership (the “Meadowlands Partnership”, and together with Holdings Corp, the “Remaining Partners”).

W I T N E S S E T H

WHEREAS, the MC Partner holds a nineteen percent (19%) partnership interest in the Partnership (the “MC Partner Redeemed Interest”) and the Special General Partner holds a one percent (1%) partnership interest in the Partnership (the “SGP Redeemed Interest”, together with the MC Redeemed Interest, the “Redeemed Interests”);

WHEREAS, immediately prior to the effectiveness of this Agreement, Holdings Corp was admitted to the Partnership as a limited partner;

WHEREAS, the Partnership now desires to fully and completely redeem the Redeemed Interests of the Redeemed Partners and the Redeemed Partners now desire to withdraw from the Partnership and transfer to the Partnership the Redeemed Interests;

WHEREAS, at Closing (as hereinafter defined) and in the manner set forth herein, the Partnership shall redeem (the “Redemption”) the Redeemed Interests and, in exchange therefor, the Partnership shall at Closing (i) distribute to the Redeemed Partners in complete and collective redemption of the Redeemed Interests: (A) $22,500,000 to and among the Redeemed Partners in the amounts and proportions set forth in Section 4.1 (the “Cash Consideration”); (B) those special, non-economic general partnership interests (the “Special Interests”) in each of the following entities: (x) A-B Office Meadowlands Mack-Cali/Mills Limited Partnership (“A-B Office LP”), (y) C-D Office Meadowlands Mack-Cali/Mills Limited Partnership (“C-B Office LP”), and (z) Hotel Meadowlands Mack-Cali/Mills Limited Partnership (“Hotel LP” each a “Component Entity”, and collectively, the “Component Entities”) (which partnership interests shall be distributed solely to Special General Partner); and (C) rights (the “Rights”) set forth in that certain Mack-Cali Rights, Obligations and Option Agreement, dated the date hereof and attached hereto as Exhibit A, by and among the Partnership, the Meadowlands Partnership, Holdings Corp, Special General Partner, Baseball Meadowlands Mills/Mack-Cali Limited Partnership, ERC Meadowlands Mills/Mack-Cali Limited Partnership and the Component Entities (the “Mack-Cali Rights Agreement”), and (ii) deliver the Mack-Cali Rights Agreement, as more particularly set forth herein (the foregoing, collectively, the “Redemption Consideration”), and at Closing, the Meadowlands Partnership shall deliver to MC Partner that certain promissory note in the principal amount of $2,500,000 issued and duly executed by the Meadowlands Partnership and attached hereto as Exhibit B (the “MC Note”);

WHEREAS, in connection with the foregoing transactions, the following actions will be effected: (i) the name of A-B Office LP will be changed to “A-B Office Meadowlands Mack-Cali Limited Partnership”; (ii) the name of C-D Office LP will be changed to “C-D Office Meadowlands Mack-Cali Limited Partnership”; and (iii) the name of Hotel LP will be changed to “Hotel Meadowlands Mack-Cali Limited Partnership”; and

WHEREAS, effective at the time of, and as a result of, the Redemption, (i) the Redeemed Partners’ interests in the Partnership and all of their rights under the Partnership Agreement (as defined below), including their rights to the profits, losses and capital of the Partnership are fully extinguished and liquidated, (ii) in connection therewith the Section 704(b) capital account of each Redeemed Partner is being reduced to zero, and (iii) the Redeemed Partners shall no longer be partners of the Partnership for any purpose.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  Definitions.  As used in this Agreement, the following capitalized terms shall have the meaning ascribed to them below:

“A-B Office LP” has the meaning set forth in the Recitals.

“A-B Office Partnership Agreement” shall mean the Amended and Restated Limited Partnership Agreement of A-B Office LP, attached hereto as Exhibit C.

“Affiliate(s)” shall mean, with respect to any Person (the “Subject Person”) (a) a Person who, directly or indirectly, controls, is under common control with, or is controlled by, the Subject Person, (b) a Person who directly or indirectly owns twenty-five percent (25%) or more of the issued and outstanding securities or other ownership interests (whether voting or non-voting) of the Subject Person, (c) any officer, director, trustee, manager, managing member, general partner or beneficiary of the Subject Person or any Person referred to in (a) or (b) above, (d) any spouse, parent, sibling or descendant of any Person described in clause (a), (b) or (c) above, and (e) any trust for the benefit of any Person described in clauses (a), (b), (c) or (d) above or for any spouse, issue or lineal descendant of any Person described in clauses (a), (b), (c) or (d) above. For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the Preamble.

“Amended and Restated Partnership Agreement” shall mean the Amended and Restated Partnership Agreement of Meadowlands Developer Limited Partnership attached hereto as Exhibit D.

“Business Day” shall mean any day other than Saturday, Sunday or any day observed as a public holiday by the federal government or the State of New York.

“Cash Consideration” shall have the meaning set forth in the Recitals.

“C-B Office LP” has the meaning set forth in the Recitals.

“C-D Office Partnership Agreement” shall mean the Amended and Restated Limited Partnership Agreement of C-D Office LP, attached hereto as Exhibit E.

“Closing” shall have the meaning set forth in Section 3.

“Closing Date” shall have the meaning set forth in Section 3.

“Code” shall mean the Internal Revenue code of 1986, as amended from time to time.

“Collateral Source” has the meaning set forth in Section 9.5.

“Component Entity” or “Component Entities” shall have the meaning set forth in the Recitals.

“Component LP Agreements” shall mean the A-B Office Partnership Agreement, the C-D Office Partnership Agreement and the Hotel Partnership Agreement.

“Conveyance Taxes” shall mean any sales, use, excise, bulk sales, registration, documentary, value added, recordation, realty transfer, transfer, stamp, stock transfer, real property transfer, lease or gains and similar fees and taxes.

“Distributed Rights” has the meaning set forth in Section 12.3.

“ERC LP” shall mean the ERC Meadowlands Mills/Mack-Cali Limited Partnership, a Delaware limited partnership.

“Final Income Tax Return” or “Final Income Tax Returns” shall have the meaning set forth in Section 12.1.

“Governmental or Regulatory Authority” shall mean any instrumentality, subdivision, court, administrative agency, commission, official, court or other authority of the United States or any other country or any state, province, prefect, municipality, locality or other government or political subdivision thereof, or any quasi-governmental or private body exercising any regulatory, Tax (including, without limitation, the Internal Revenue Service), judicial, importing or other governmental or quasi-governmental authority or applicable stock exchange or trading market.

“Holdings Corp” shall have the meaning set forth in the Preamble.

“Hotel LP” has the meaning set forth in the Recitals.

“Hotel Partnership Agreement” shall mean the Amended and Restated Limited Partnership Agreement of Hotel LP, attached hereto as Exhibit F.

“Indemnified Conveyance Taxes” shall have the meaning in Section 11.

“Indemnified MC Partnership Obligations” shall mean: (a) any and all past, present or future Obligations of the Partnership and any of its Affiliates or Subsidiaries (and any of their respective executors, administrators, successors and assigns) in which any of them previously had (or which may have arisen), or now or may hereafter have (or arise) in respect of, under, or relating to the Project (or any portion or aspect thereof or any transaction or activity undertaken in respect thereof) and, otherwise, under any of the Transaction Documents, Related Documents and any other contract, agreement or arrangement (whether oral or written) pertaining to or in respect of the Project, other than those costs and expenses expressly imposed upon a Redeemed Partner hereunder or in any Related Documents; and (b) any and all Indemnified Conveyance Taxes but, in any event, excluding any and all acts or omissions by the Redeemed Partners or any of their respective Affiliates with respect to the Project from the date hereof.

“Indemnity Notice” shall have the meaning set forth in Section 9.4.

“Initial Response Period” shall have the meaning set forth in Section 9.4.

“Laws” shall have the meaning set forth in Section 6.1(c).

“License Agreement” shall mean the Trademark License Agreement by and among the Partnership, the Component Entities and other signatories thereto, attached hereto as Exhibit G.

“Losses” has the meaning set forth in Section 9.5.

“Mack-Cali Rights Agreement” shall have the meaning set forth in the Recitals.

“MC Indemnified Party” and “MC Indemnified Parties” shall have the meaning set forth in Section 9.3.

“MC Note” shall have the meaning set forth in the Recitals.

“MC Obligation Claim” has the meaning set forth in Section 9.4.

“MC Partner” shall have the meaning set forth in the Preamble.

“MC Partner Assignment” shall mean the Assignment and Assumption of Partnership Interest by and between the Partnership and the MC Partner, attached hereto as Exhibit H, pursuant to which MC Partner assigns all of its right, title and interest in the MC Partner Redeemed Interests.

“MC Partner Redeemed Interest” shall have the meaning set forth in the Recitals.

“MC Released Party” and “MC Released Parties” shall have the meaning set forth in Section 9.2.

“Meadowlands Partnership” shall have the meaning set forth in the Preamble.

“Memorandum” shall mean the Memorandum of the Mack-Cali Rights Agreement for recordation in the New Jersey Land Records, attached hereto as Exhibit I.

“Non-MC Releasing Party” and “Non-MC Releasing Parties” has the meaning set forth in Section 9.2.

“Obligations” shall mean any and all financial and non-financial duties, liabilities and obligations (including, without limitation, Taxes), whether imposed by or under applicable law (and/or any Laws), contract (whether written or oral) (including, without limitation, under the Original Partnership Agreement and any of the Transaction Documents), covenant or otherwise.

“OFAC” shall have the meaning set forth in Section 6.1(d).

“Order” shall mean any judgment, order, injunction, decree, writ, permit or license (whether temporary or permanent) of any Governmental or Regulatory Authority or any arbitrator.

“Original Partnership” shall have the meaning set forth in the Preamble.

“Original Partnership Agreement” shall mean that Limited Partnership Agreement of the Original Partnership, dated November 25, 2003, as amended by that certain First Amendment to Limited Partnership Agreement of the Original Partnership, dated June 30, 2005.

“Partnership” shall have the meaning set forth in the Preamble.

“Person” shall mean an individual, partnership, firm, corporation, trust, estate, unincorporated association, limited liability company, joint stock company or other entity, association, firm or company.

“Pre-Closing Income Tax Return” or “Pre-Closing Income Tax Returns” shall have the meaning set forth in Section 12.1.

“Proceeding” shall have the meaning set forth in Section 12.1.

“Project” shall have the meaning specified in the Mack-Cali Rights Agreement.

“Redeemed Interests” shall have the meaning set forth in the Recitals.

“Redeemed Partner Proceeding” shall have the meaning set forth in Section 12.1.

“Redeemed Partners’ Knowledge” means the actual knowledge of Mitchell E. Hersh, Roger W. Thomas, Esq. and Barry Lefkowitz only, without an obligation to investigate or inquire and without being imputed with the knowledge of any other Person.

“Redeemed Partners” shall have the meaning set forth in the Preamble.

“Redeemed Partners’ Representatives” shall have the meaning set forth in Section Error! Reference source not found..

“Redemption” shall have the meaning set forth in the Recitals.

“Redemption Consideration” shall have the meaning set forth in the Recitals.

“Related Documents” shall mean the Memorandum, the MC Partner Assignment, the SGP Assignment, the Special Interests Assignment Agreement, the Mack-Cali Rights Agreement, the A-B Office Partnership Agreement, the C-D Office Partnership Agreement, the Hotel Partnership Agreement and the MC Note.

“Released MC Obligations” shall mean any and all of the Obligations of the Redeemed Partners (and each of them) and their Affiliates and Subsidiaries (and any of their respective executors, administrators, successors and assigns) to the Partnership, the Remaining Partners (and to each of them) and their respective Affiliates and Subsidiaries (and any of their respective executors, administrators, successors and assigns) with respect to and/or under: (i) the Project (or any component, portion or aspect thereof or any transaction or activity undertaken in respect thereof); and (ii) the Original Partnership Agreement, any of the Transaction Documents and any other contract, agreement or arrangement (whether written or oral) related or pertaining to the Project (or any component, portion or aspect thereof or any transaction or activity undertaken in respect thereof), in each case which arose (or may have arisen) or existed (or may have existed) on and as of, or prior to, the date hereof, but not as to any such Obligations arising following the date hereof (including, without limitation, under this Agreement or any of the Related Documents).

“Remaining Partners” shall have the meaning set forth in the Preamble.

“Remaining Partner’s Knowledge” means the actual knowledge of Dan Haggarty only, without an obligation to investigate or inquire and without being imputed with the knowledge of any other Person.

“Rights” shall have the meaning set forth in the Recitals.

“SGP Partner Assignment” shall mean the Assignment and Assumption of Partnership Interest by and between the Partnership and the Special General Partner, attached hereto as Exhibit J, pursuant to which the Special General Partner assigns all of its right, title and interest in the SGP Redeemed Interests.

“SGP Redeemed Interest” shall have the meaning set forth in the Recitals.

“Special General Partner” shall have the meaning set forth in the Preamble.

“Special Interests” shall have the meaning set forth in the Recitals.

“Special Interests Assignment Agreement” shall mean that the Assignment and Assumption Agreement by and between the Partnership and the Special General Partner, attached hereto as Exhibit K, pursuant to which the Partnership assigns the Special Interests to the Special General Partner in connection with the Redemption.

“Subject Person” has the meaning set forth in Section 1 in the defined term “Affiliate”.

“Subsidiary” shall mean, with respect to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is owned by such Person directly or indirectly through one or more subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person directly or indirectly through one or more subsidiaries of such Person has more than a 50% equity interest.
“Tax” or “Taxes” shall mean any or all federal, state, county, local, foreign and other taxes, duties or fees of any kind whatsoever (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, license, stamp, environmental, withholding, employment, unemployment compensation, payroll related and property taxes, import duties and other governmental charges or assessments, payments in lieu of taxes, as well as Conveyance Taxes), whether or not measured in whole or in part by net income, and including deficiencies, interest, additions to tax or interest, and penalties with respect thereto.

“Tax Return” or “Tax Returns” shall mean any and all returns, statements, reports, forms (including, without limitation, any elections, declarations, claims for refund, information returns), and any and all attachments and schedules thereto, required to be filed in respect of any Taxes or otherwise to any Governmental or Regulatory Authority responsible for, or which administers, Taxes.

“Transaction Documents” shall have the meaning specified in the Mack-Cali Rights Agreement.

Section 2.  Redemption.
                       2.1  At the Closing, (a) MC Partner hereby retires, assigns and transfers to the Partnership its entire MC Partner Redeemed Interest, which interest is free and clear of any and all liens and other encumbrances, and hereby withdraws from the Partnership as of the Closing; and (b) the Special General Partner hereby retires, assigns and transfers to the Partnership its entire SGP Redeemed Interest, which interest is free and clear of any and all liens and other encumbrances, and hereby withdraws from the Partnership as of the Closing.

2.2  In consideration for the retirement and redemption of the Redeemed Interest, the Partnership agrees to deliver and distribute to the Redeemed Partners the Redemption Consideration free and clear of any and all liens and encumbrances, as more particularly set forth in Section 4.1 herein.

      Section 3.  Closing.  The closing of the Redemption and the consummation of the transactions contemplated under this Agreement (the “Closing”) shall take place at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York, upon the execution of this Agreement and the Related Agreements. The date of the Closing is referred to herein as the “Closing Date”.

Section 4.  Payment of Consideration.

4.1 At Closing, the Partnership shall distribute (and/or deliver to, as the case may be) to the Redeemed Partners the Redemption Consideration, free and clear of any and all liens and encumbrances, as follows: (i) $22,400,000 of the total Cash Consideration to the MC Partner in immediately available funds which shall be wired to the account designated by the MC Partner and in accordance with the wire instructions furnished by MC Partner to the Partnership; (ii) $100,000 of the total Cash Consideration to the Special General Partner in immediately available funds which shall be wired to the account designated by the Special General Partner and in accordance with the wire instructions furnished by the Special General Partner to the Partnership; (iii) the Special Interests shall be assigned to Special General Partner pursuant to the Special Interests Assignment Agreement duly executed by the Partnership and the Special General Partner; and (iv) the Mack-Cali Rights Agreement, duly executed by all of the parties thereto other than the Redeemed Partners, and delivered to the Redeemed Partners. None of the Redemption Consideration distributable or deliverable to a Redeemed Partner shall be subject to withholding so long as the Redeemed Partner shall have furnished to the Partnership the certificate referred to in Section 5.2(f).

4.2 At Closing, the Meadowlands Partnership shall separately deliver the MC Note to the MC Partner.

Section 5.  Delivery of Documents at Closing.  The parties hereto shall separately make the following deliveries to the other parties hereto at the Closing:

5.1  The Partnership is delivering (or causing to be delivered) to the Redeemed Partners the following agreements and documents:

(a)  A duly executed counterpart of the MC Partner Assignment, SGP Partner Assignment and Special Interests Assignment Agreement;

(b)  A certificate of good standing and/or subsistence for the Partnership, dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State of the State of Delaware;

(c)  Certified copy of a consent duly adopted by the Partnership and the Remaining Partners (and/or such other consents and resolutions in accordance with the Partnership Agreement and applicable law) expressly authorizing the execution, delivery and performance of this Agreement and of each of the Related Documents to which it is a party;

(d)  A Certificate from the Partnership certifying that (x) the Partnership has obtained all required consents that are required to be obtained or made by or with respect to the Partnership in connection with the Redemption, the execution, delivery and performance on the Closing Date of this Agreement and the Related Documents by the Partnership and the consummation of the transactions contemplated hereby and thereby by the Partnership, which such required consents are listed on Schedule 5.1(d) and (y) all required consents are in full force and effect;

(e)  A Certificate from the Partnership certifying that to the Partnership’s knowledge (x) there is no action, suit, investigation or proceeding pending or threatened with any Governmental or Regulatory Authority which seeks to enjoin, restrain or prohibit or materially delay any of the transactions contemplated by the Agreement or any of the Related Documents and (y) no Governmental or Regulatory Authority of competent jurisdiction has, on or prior to the Closing Date, enacted, issued, promulgated, enforced or entered any Order which is in effect and prohibits or materially restricts or materially adversely affects the consummation of the transactions contemplated by this Agreement and the Related Documents;

(f)  Duly executed counterparts of the Component LP Agreements other than by the Special General Partner;

(g)  A fully executed License Agreement;

(h)  Counterpart(s) of the Mack-Cali Rights Agreement, duly executed by all parties thereto other than the Redeemed Partners;

(i)  Duly executed counterparts of the Memorandum other than by the Redeemed Partners; and

(j)  Such other consents, resolutions, releases, documents and instruments as may be reasonably required, or requested by any Redeemed Partner, to effectuate the terms of this Agreement and to comply with the terms hereof.

5.2  Each of the Redeemed Partners is delivering (or causing to be delivered) to the Partnership the following agreements:

(a)  A duly executed counterpart of the MC Partner Assignment, SGP Assignment and Special Interests Assignment Agreement;

(b)  A certificate of good standing and/or subsistence for each of the Redeemed Partners, dated not more than thirty (30) days prior to the Closing Date, issued by the Secretary of State of the State of New Jersey;

(c)  A certified copy of a consent for each Redeemed Partner duly adopted by such Redeemed Partner expressly authorizing the execution, delivery and performance of this Agreement and the Related Documents to which it is a party;

(d)  A Certificate from each Redeemed Partner certifying that (x) such Redeemed Partner has obtained all required consents that are required to be obtained or made by or with respect to such Redeemed Partner in connection with the Redemption, the execution, delivery and performance on the Closing Date of this Agreement and the Related Documents by such Redeemed Partner and the consummation of the transactions contemplated hereby and thereby by such Redeemed Partner, which such required consents are listed on Schedule 5.2(d) and (y) all required consents are in full force and effect;

(e)  A Certificate from each of the member(s) of each of the Redeemed Partners certifying that to such Redeemed Partner’s Knowledge (x) there is no action, suit, investigation or proceeding pending or threatened with any Governmental or Regulatory Authority which seeks to enjoin, restrain or prohibit or materially delay any of the transactions contemplated by any of this Agreement and the Related Documents and (y) no Governmental or Regulatory Authority of competent jurisdiction has, on or prior to the Closing Date, enacted, issued, promulgated, enforced or entered any Order which is in effect and prohibits or materially restricts or materially adversely affects the consummation of the transactions contemplated by this Agreement and the Related Documents;

(f)  A certificate from each Redeemed Partner, duly executed by such Redeemed Partner, in the form prescribed by Treasury Regulations Section 1.1445-2(b)(2) to the effect that it is not a “foreign person” as that term is defined in Section 1445(f)(3) of the Code, in order to avoid the imposition of the withholding tax payment pursuant to Section 1445 of the Code;

(g)  Such other consents, resolutions, releases, documents and instruments as may be reasonably required or requested by the Partnership to effectuate the terms of this Agreement and to comply with the terms hereof;

(h)  Duly executed counterparts of the Mack-Cali Rights Agreement;

(i)  Duly executed counterparts of the Component LP Agreements; and

(j)  Duly executed counterparts of the Memorandum other than by the Partnership and the Remaining Partner.

5.3  Meadowlands Partnership is delivering to the Redeemed Partners a fully executed copy of the Amended and Restated Partnership Agreement.

                  Section 6.  Representations, Warranties and Covenants.
                                6.1  Each of the Partnership and each Remaining Partner hereby represents, warrants and covenants to the Redeemed Partners (and each Redeemed Partner) as follows:

(a)  The Partnership is a duly formed and validly existing limited partnership organized and in good standing under the laws of the State of Delaware.

(b)  Each of the Partnership and the Remaining Partners has the full legal right, power and authority to execute and deliver this Agreement and the Related Documents to which it is a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and under the Related Documents to which it is a party.

(c)  The Partnership has record and beneficial ownership of and good and valid title to the Redemption Consideration and such ownership and title are free and clear of any and all liens, pledges, encumbrances, claims, charges, equities, agreements, rights, options or restrictions of any kind, nature or description whatsoever.

(d)  Neither the Partnership nor any Remaining Partner is, or shall become, a Person with whom either Redeemed Partner is restricted from doing business with under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including, but not limited to, those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, but not limited to, Executive Order 13224 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or be otherwise associated with such Persons.

(e)  This Agreement and the Related Documents to which they are a party do not and will not (I) contravene any judgment, order, decree, writ or injunction issued against the Partnership, the Remaining Partners or any of their respective Subsidiaries or Affiliates; or (II) violate a material provision of any law or governmental ordinance, rule, regulation, order or requirement (collectively, “Laws”) to which the Partnership, the Remaining Partners or any of their Subsidiaries or Affiliates is or will be subject, except such violations as would not have or would not reasonably be expected to have a material adverse effect on the ability of the Partnership and the Remaining Partner to consummate the transactions contemplated hereby and under the Related Documents. The consummation of the transactions contemplated hereby and under the Related Documents will not result in a breach or constitute a default or event of default by the Partnership, the Remaining Partners or any of their respective Subsidiaries or Affiliates under any agreement to which any of them or any of their assets are or will be subject or bound (including, without limitation, the Original Partnership Agreement or Amended and Restated Partnership Agreement) and will not result in a violation of any Laws to which the Partnership, the Remaining Partners or any of their Subsidiaries or Affiliates is or will be subject, except such violations as would not have or would not reasonably be expected to have a material adverse effect on the ability of the Partnership and the Remaining Partner to consummate the transaction contemplated hereby and under the Related Documents.

(f)  No representation or warranty by the Partnership or the Remaining Partners in this Agreement and no statement contained herein or in any document, certificate, or other writing furnished or to be furnished by the Partnership or the Remaining Partners to the Redeemed Partners pursuant to the provisions hereof or in connection with the transactions contemplated hereby and under the Related Documents contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements herein or therein not misleading.

(g)  There are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or, to the Remaining Partners’ Knowledge, threatened in any Governmental or Regulatory Authority or otherwise against the Partnership or the Remaining Partner, or which would prevent the performance of this Agreement or any of the transactions contemplated hereby, or which declare the same unlawful or cause the rescission thereof.

(h)  The Partnership has no employees.

(i)  A duly enacted and effective resolution of the New Jersey Sports and Exposition Authority approving the transfer of control of the Partnership and related “Meadowlands Xanadu” components has been delivered to the Redeemed Partners.

(j)  The Partnership is duly authorized and has the full authority to grant, or permit the exercise of, the rights, benefits, obligations and options set forth in the Mack-Cali Rights Agreement.

(k)  Neither the Partnership nor any Remaining Partner (nor any of their Affiliates or Subsidiaries) has taken or omitted to take any action that would adversely affect the rights, benefits, obligations and options of either or both of the Redeemed Partners (or any of their Affiliates or Subsidiaries) set forth in the Mack-Cali Rights Agreement.

6.2  Each of the Redeemed Partners hereby represents and warrants to the Partnership as follows:

(a)  Each Redeemed Partner has the full legal right, power and authority to execute and deliver this Agreement and the Related Documents to which it is a party, to consummate the transactions contemplated hereby and thereby, and to perform its obligations hereunder and under the Related Documents to which it is a party.

(b)  This Agreement and the Related Documents do not and will not (I) contravene any judgment, order, decree, writ or injunction issued against either Redeemed Partner or any of its Subsidiaries or Affiliates, or (II) violate a material provision of any Law to which such Redeemed Partner is or will be subject, except such violations as would not have or would not reasonably be expected to have a material adverse effect on the ability of such Redeemed Partner to consummate the transactions contemplated hereby and under the Related Documents. The transactions contemplated hereby and under the Related Documents will not result in a breach or constitute a default or event of default by such Redeemed Partner or any of its Subsidiaries or Affiliates under any agreement to which such Redeemed Partner or any of its assets is subject or bound and will not result in a violation of any Laws applicable to such Redeemed Partner or any of their Subsidiaries or Affiliates is or will be subject, except such violations as would not or would not reasonably be expected to have a material adverse effect on the ability of such Redeemed Partner to consummate the transactions contemplated hereby and the Related Documents if finally determined adversely to such Redeemed Partner.

(c)  Such Redeemed Partner has record and beneficial ownership of and good and valid title to its respective Redeemed Interests and such ownership and title are free and clear of any and all liens, pledges, encumbrances, claims, charges, equities, agreements, rights, options or restrictions of any kind, nature or description whatsoever.

(d)  Such Redeemed Partner is not, or shall not become, a Person with whom either Redeemed Partner is restricted from doing business under regulations of OFAC (including, but not limited to, those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, but not limited to, Executive Order 13224 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or be otherwise associated with such Persons.

(e)  No representation or warranty by any Redeemed Partner in this Agreement and no statement contained herein or in any document, certificate, or other writing furnished or to be furnished by the Redeemed Partners to the Partnership pursuant to the provisions hereof or in connection with the transactions contemplated hereby and the Related Documents contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements herein or therein not misleading.

(f)  There are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or, to such Redeemed Partner’s Knowledge, threatened by any Governmental or Regulatory Authority or otherwise against such Redeemed Partner, or which would prevent the performance of this Agreement or any of the transactions contemplated hereby, or which declare the same unlawful or cause the rescission thereof.

(g)  None of the assets and properties of such Redeemed Partner and of its Subsidiaries and Affiliates are currently being used by the Partnership or any of its Subsidiaries, including by ERC LP;

provided, however, that none of the Redeemed Partners (nor any of their Affiliates or Subsidiaries) shall have any liability to the Partnership or any Remaining Partner (or any of their Affiliates or Subsidiaries) with respect to any of the foregoing representations or warranties in this Section 6.2 if, prior to the Closing, the foregoing representations and warranties in this Section 6.2 are, to the Remaining Partner’s Knowledge, inaccurate in any material respect.

6.3  After the Closing, at the request of any party hereto, and without further conditions or consideration, each party hereto shall execute and deliver from time to time such other instruments, documents, agreements and/or take such other actions as another party hereto may reasonably request, including, but not limited to, providing access to such party and its respective officers, directors, employees, agents, representative, accountants and counsel to books and records at reasonable times upon reasonable prior written notice, providing copies of any relevant Tax Returns and financial statements and other financial information (together with any supporting schedules and documentation) and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder with respect to this Agreement and any of the transactions undertaken pursuant hereto (and the financial reporting of) and/or otherwise in connection with any Proceeding (including, without limitation, any Redeemed Partner Proceeding); provided, however, that any such access or furnishing of information shall be conducted at the requesting party’s sole expense, during normal business hours, under the supervision of the personnel of the other parties hereto, as the case may be, and in such a manner as not to interfere with the normal operations of such other party or its Affiliates.

6.4  The representations, warranties and covenants made herein shall survive the Closing for a period of twelve (12) months following the Closing Date; provided, however, that the representations and warranties contained in Sections 6.1(a), (b), (c) and (j) and in Sections 6.2(a), (b) and (c) (and the proviso to Section 6.2) hereof shall survive indefinitely.

Section 7.  Remedies.  If any party hereto shall be in default of or breach any of its respective obligations hereunder, then the other parties hereto shall have such rights or remedies available at law and/or in equity, including, without limitation, the right of specific performance.

Section 8.  Notices.  Any notice, consent, approval, or other communication which is provided for or required by this Agreement must be in writing and may be delivered in person to any party hereto or may be sent by a facsimile transmission, telegram, expedited courier or registered or certified U.S. mail, with postage prepaid, return receipt requested. Any such notice or other written communications shall be deemed received by the party hereto to whom it is sent (i) in the case of personal delivery, on the date of delivery to the party hereto to whom such notice is addressed as evidenced by a written receipt signed on behalf of such party, (ii) in the case of facsimile transmission or telegram, the next Business Day after the date of transmission, (iii) in the case of courier delivery, the date receipt is acknowledged or rejected by the party hereto to whom such notice is addressed as evidenced by a written receipt signed on behalf of such party, and (iv) in the case of registered or certified mail, the date receipt is acknowledged or rejected on the return receipt for such notice. For purposes of notices, the addresses of the parties hereto shall be as follows, which addresses may be changed at any time by written notice given in accordance with this provision:

If to the Partnership or the Remaining Partner, to:

    c/o Colony Xanadu, LLC
            660 Madison Avenue, Suite 1600
            New York, NY 10021
            Attn: Richard Saltzman
            Telephone: (212) 832-0500
            Fax: (212) 593-5433

and

    c/o Colony Xanadu, LLC
                                    1999 Avenue of the Stars, Suite 1200
                    Los Angeles, CA 90067
                    Attn: Joy Mallory
                    Telephone: (310) 282-8820
                    Fax: (310) 282-8808

With copy to (which shall not constitute a notice):

            White & Case LLP
            1155 Avenue of the Americas
            New York, New York 10036
            Attn: John Reiss, Esq.
            Attn: Steven Teichman, Esq.
            Telephone: (212) 819-8200
            Fax: (212) 354-8113

If to any of the Redeemed Partners, as follows:

            c/o Mack-Cali Realty Corporation
            P.O. Box 7817
            Edison, New Jersey 08818-7817
            Attention: Mitchell E. Hersh, President and Chief Executive Officer
            Facsimile: (732) 205-9040

and

            c/o Mack-Cali Realty Corporation
            P.O. Box 7817
            Edison, New Jersey 08818-7817
            Attention: Roger W. Thomas, Executive Vice President
                               and General Counsel
            Facsimile: (732) 205-9015

For courier or overnight delivery to the Redeemed Partners:

            c/o Mack-Cali Realty Corporation
            343 Thornall Street
            Edison, NJ 08837-2206

With copy to (which shall not constitute a notice):

            Seyfarth Shaw LLP
            1270 Avenue of the Americas
            Suite 2500
            New York, New York 10020-1801
            Attention: John P. Napoli, Esq.
            Facsimile: (212) 218-5527

Failure of, or delay in delivery of any copy of a notice or other written communication shall not impair the effectiveness of such notice or written communication given to any party hereto to this Agreement as specified herein.

Section 9.  No Continuing Liability, Release and Indemnity.

9.1  Subject to and except as otherwise provided in the other provisions of this Section 9 and elsewhere hereunder, upon the occurrence of the Closing and the Redeemed Partners’ receipt of the Redemption Consideration and the MC Note, (a) the Redeemed Partners shall have no further right, title, or interest in the Partnership or in the assets of the Partnership and shall have no further right to distributions from the Partnership; and (b) no party shall have any further obligations or liability to the other parties hereto for the payment of any compensation, fees or other consideration arising out of the Redeemed Interests.

9.2  In consideration of the covenants and agreements contained in this Agreement and the Related Documents and other good and valuable consideration, the sufficiency of which is hereby agreed upon by and among the parties, the Remaining Partners (and each of them) and the Partnership irrevocably and unconditionally waives, releases and forever discharges and agrees not to sue (or assist or encourage any other Person to sue) for themselves and their respective Affiliates and Subsidiaries, and any of their direct and indirect shareholders, partners, members, directors, officers, agents and employees, and any of their respective heirs, executors, administrators, successors and assigns (each, a “Non-MC Releasing Party” and, collectively, the “Non-MC Releasing Parties”), the Redeemed Partners (and any of them) and their respective Affiliates and Subsidiaries, and any of their direct and indirect shareholders, partners, members, directors, officers, agents and employees, and any of their respective heirs, executors, administrators, successors and assigns (each, a “MC Released Party” and, collectively, the “MC Released Parties”), from and with respect to any and all of the Released MC Obligations. The foregoing release is intended by the Remaining Partners (and each of them) and the Partnership to be as broad as the Laws allow and is intended specifically to

9.3  be a compromise and release generally of all Released MC Obligations. Each of the Remaining Partners and the Partnership hereby represents, warrants and covenants to the Redeemed Partners that none of them nor any of the other Non-MC Releasing Parties have assigned or transferred any interest in any of the Released MC Obligations. No Non-MC Releasing Party shall make any claim or demand or commence any action asserting any claim or demand against any MC Released Party, with respect to any Released MC Obligations.  The Partnership shall indemnify, defend and hold harmless the Redeemed Partners and their Affiliates and Subsidiaries and any of their direct and indirect shareholders, partners, members, directors, officers, agents and employees, and any of their respective heirs, executors, administrators, successors and assigns (each, a “MC Indemnified Party” and collective, the “MC Indemnified Parties”) from and against any and all Losses of the MC Indemnified Parties (or any one or more of them) to the extent arising out of or resulting from any Indemnified MC Partnership Obligation; provided, however, that the Partnership shall not be obligated to indemnify any MC Indemnified Party to the extent the MC Obligation Claim (i) arises out of any criminal proceeding, action, indictment, allegation, conduct or investigation of such MC Indemnified Party (but only if same results in a conviction of, or plea of nolo contendre to, a misdemeanor or felony), or (ii) arises from an act which constitutes fraud, bad faith, willful misconduct or gross negligence by the MC Indemnified Party.

9.4  If a claim is made against any MC Indemnified Party, and the Person bringing such claim intends to seek recourse with respect to an Indemnified MC Partnership Obligation, such MC Indemnified Party shall, upon learning or being apprised of same, promptly notify (the “Indemnity Notice”) the Partnership in writing of such claim (the “MC Obligation Claim”) describing in reasonable detail, to the extent then known, the facts and circumstances with respect to the subject matter of such claim. No delay in giving, or failure to give such notice by the MC Indemnified Party to the Partnership will adversely affect the rights or remedies of the MC Indemnified Party under this Agreement or will alter or relieve the Partnership of its obligation to indemnify the MC Indemnified Party except that, if the MC Indemnified Party shall have failed to so promptly furnish the Indemnity Notice, to the extent that the resulting delay or failure has prejudiced the rights of the Partnership hereunder (and only to such extent). The Partnership shall have thirty (30) days after receipt of such Indemnity Notice (but, provided that the MC Indemnified Party shall have so promptly furnished the Indemnity Notice to the Partnership, in no event less than ten (10) days prior to the date that a response or action needs to be taken or made in respect of such claim (“Initial Response Period”) to assume the conduct and control, through counsel reasonably acceptable to the MC Indemnified Party, at the expense of the Partnership in accordance with Section 9.8, of the settlement or defense thereof and the MC Indemnified Party shall cooperate (at the expense of the Partnership) with the Partnership in connection therewith; provided, that the Partnership shall permit the MC Indemnified Party to participate in such settlement or defense through counsel chosen by such MC Indemnified Party (and at its expense); provided, further, however, that the Partnership shall not be entitled to assume control of such defense and shall pay the fees and expenses of counsel retained by the MC Indemnified Party if (i) the MC Indemnified Party has been advised in writing by counsel that a reasonable likelihood exists of a conflict of interest between the MC Indemnified Party and the Partnership (or any of its Affiliates or Subsidiaries); (ii) the MC Obligation Claim seeks an injunction or equitable relief against the MC Indemnified Party; (iii) upon petition by the MC Indemnified Party, the appropriate court rules that the Partnership failed or is failing to defend such claim in good faith; or (iv) the Partnership shall have failed, within the Initial Response Period after having been promptly notified by the MC Indemnified Party, upon the MC Indemnified Party learning or being apprised of same, of the existence of such claim to assume the defense of such claim. Any MC Indemnified Party shall have the right to employ separate counsel in any MC Obligation Claim and to participate in the defense thereof (and the Partnership shall cooperate with such separate counsel and keep such separate counsel fully and reasonably practicable contemporaneously informed of, and provide to such separate counsel copies of, all relevant correspondence and documentation related thereto), but the fees and expenses of such counsel shall not be at the expense of the Partnership except as provided in the preceding sentence. So long as the Partnership is diligently contesting any MC Obligation Claim whose defense it has assumed in good faith, the MC Indemnified Party shall not pay or settle any such claim without the consent of the Partnership. Notwithstanding the foregoing, the MC Indemnified Party shall have the right to pay or settle any such MC Obligation Claim so long as (i) the relief obtained by the MC Indemnified Party does not negatively affect the Partnership (and, for this purpose, the relief will not be considered to negatively affect the Partnership if such relief requires the payment of an amount that is less than the amount of the claim being paid or settled), (ii) the settlement does not require or involve an admission of any guilt, liability or wrongdoing of any kind by the Partnership or any of its Affiliates and (iii) such relief includes as an unconditional term thereof the giving by the Person or Persons asserting such claim to all MC Indemnified Parties in respect of such MC Obligation Claim of an unconditional release from all Losses with respect to such claim or consent to entry of any judgment (a “Permitted Settlement”); provided, however, that in such event, the MC Indemnified Party shall waive any right to indemnity therefor by the Partnership for such claim unless the Partnership shall have consented to such payment or settlement (other than in the case of a Permitted Settlement where the Partnership shall be deemed to have consented to such settlement). If the Partnership does not notify the MC Indemnified Party within the Initial Notice Period after the receipt of the MC Indemnified Party’s notice of a MC Obligation Claim that it elects to undertake the defense thereof, or having undertaken to defend such MC Obligation Claim, does not diligently defend such MC Obligation Claim in good faith, the MC Indemnified Party shall have the right to defend or contest (or fail to defend or contest), settle or compromise the claim, but shall not thereby waive or in any way diminish or lessen any right to indemnity therefor pursuant to this Agreement. The Partnership shall not consent to entry of any judgment or enter into any settlement of any MC Obligation Claim whose defense it has assumed without the consent of the MC Indemnified Party unless (i) the relief consists primarily of the payment of money, (ii) if the judgment or settlement is entirely indemnifiable by the Partnership pursuant to this Section 9, (iii) the judgment or settlement includes as an unconditional term thereof the giving by the Person or Persons asserting such claim to all MC Indemnified Parties of an unconditional release from all Losses with respect to such claim or consent to entry of any judgment, and (iv) the judgment or settlement does not require or involve the admission of any guilt, liability or wrongdoing of any kind by any MC Indemnified Party.

9.5  The amount of any and all notices, actions, suits, proceedings, claims of any kind, demands, assessments, judgments, losses, liabilities, Obligations, damages, costs, Taxes (including, without limitation, any Indemnified Conveyance Taxes but excluding, for avoidance of doubt, any Taxes imposed on their allocable shares of all Partnership income and gain through the Closing Date), penalties, interests and expenses, including reasonable attorneys’ and other professionals’ fees and expenses (collectively, “Losses”) for which indemnification is provided under this Section 9 shall be net of (i) any amounts actually received by the MC Indemnified Party or any of its Affiliates (net of all expenses incurred in connection therewith) pursuant to any indemnification by or indemnification agreement with any third party in relation to such Losses, and (ii) any insurance proceeds or other cash receipts or sources of reimbursement actually received by the MC Indemnified Party or any of its Affiliates as an offset against such Losses (each Person named in clauses (i) and (ii), a “Collateral Source”); provided, however, no MC Indemnified Party shall be under any obligation to procure or obtain any such indemnification or insurance (or any amount of indemnification or insurance) and a MC Indemnified Party’s failure to procure or obtain any such indemnification or insurance (or any particular amount of indemnification or insurance) shall not adversely affect the rights or remedies of the MC Indemnified Party under this Agreement or alter or relieve the Partnership of its indemnification obligations hereunder. The Partnership may require the MC Indemnified Party to assign (at the Partnership’s expense) the rights to seek recovery from Collateral Sources but only if and to the extent same is assignable; provided, however, that the Partnership will then be responsible for pursuing such claim at its own expense. If the amount to be netted hereunder in connection with a Collateral Source from any payment required under this Section 9 is determined after payment by the Partnership, pursuant to Section 9.8, of any amount otherwise required to be paid to a MC Indemnified Party under this Section 9, the MC Indemnified Party shall repay to the Partnership, promptly after such determination, any amount that the Partnership would not have had to pay pursuant to this Section 9 had such determination been made at the time of such payment, and any excess recovery from a Collateral Source shall be deposited into escrow to be applied to reduce any future payments to be made by the Partnership pursuant to this Section 9.

9.6  The Losses hereunder shall not include any incidental damages, consequential damages, special damages, damages arising out of business interruption or lost profits, damages arising through the application of any statutory multiplier to any Losses or punitive damages of any kind (other than incidental damages, consequential damages, special damages, damages arising out of business interruption or lost profits, damages arising through the application of any statutory multiplier to any Losses or punitive damages paid by a MC Indemnified Party to an independent third Person).

9.7  The indemnification provided for in this Section 9 shall be the exclusive remedy of the MC Indemnified Party with respect to the parties hereto in respect of a MC Obligation Claim; provided, however, that nothing herein shall restrict the ability of any MC Indemnified Party to pursue the remedy of specific performance or any other equitable remedy; provided, further, that nothing herein shall be deemed to limit or restrict in any manner any rights or remedies that any party hereto has under this Agreement or any of the Related Documents subject to the terms and conditions herein and therein.

9.8  In the event that the Partnership is required to make any payment under this Section 9, the Partnership shall promptly pay the MC Indemnified Party the amount of such indemnity obligation (including, without limitation, in the case where an MC Indemnified Party obtains its own counsel and the fees and expenses of said counsel are required to be paid by the Partnership, as and when the bills of such counsel are received by the MC Indemnified Party and submitted to the Partnership for payment). If there should be a dispute as to such amount, the Partnership shall nevertheless pay when due such portion, if any, of the obligation not subject to dispute.

Section 10.  Access to Information.  In order to facilitate the resolution of any claims made against or incurred by the Redeemed Partners relating to the Partnership, for a period of seven (7) years after the Closing or, if shorter, the applicable period specified in the Partnership’s document retention policy, the Partnership shall (i) retain the books and records relating to the Partnership, the Remaining Partners and its Affiliates relating to periods prior to the Closing and (ii) upon reasonable notice, afford the officers, employees, agents and representatives of the Redeemed Partners reasonable access (including the right to make, at the Partnership’s expense, photocopies), during normal business hours, to such books and records; provided, however, that the Partnership shall notify the Redeemed Partners at least thirty (30) days in advance of destroying any such books and records prior to the seventh anniversary of the Closing in order to provide the Redeemed Partners the opportunity to access such books and records in accordance with this Section 10.

Section 11.  Transfer/Conveyance Taxes.  Any Conveyance Taxes attributable solely to the Redemption shall be paid by the Redeemed Partners and the Redeemed Partners shall indemnify and hold the Remaining Partners (and their Affiliates and subsidiaries) and the Partnership harmless from and against such Conveyance Taxes. Notwithstanding the foregoing, to the extent that the Restructuring (as defined in the Mack-Cali Rights Agreement) (or the transactions contemplated thereby) directly or indirectly causes the Redemption to be subject to Conveyance Taxes, the Partnership shall be liable for and shall (and the Remaining Partners shall cause the Partnership to) timely pay, and shall indemnify and hold the Redeemed Partners (and their Affiliates and Subsidiaries) harmless from and against such Conveyance Taxes (“Indemnified Conveyance Taxes”). The parties hereto shall cooperate in the execution and delivery (and to cause the execution and delivery) of any and all instruments, returns and certificates necessary to enable the Partnership, the Remaining Partners and the Redeemed Partners to comply with any and all filing requirements.

Section 12.  Tax Matters.
12.1  The Partnership shall (and the Remaining Partners shall cause the Partnership) to timely file any income, franchise or similar Tax Returns (any such return, a “Final Income Tax Return” and, collectively, the “Final Income Tax Returns”) for or in respect of the Partnership’s and any of its Subsidiaries taxable year which ends on or prior to, or which includes the Closing Date, and timely pay (or cause to be timely paid) any and all Taxes due, owing and payable by the Partnership and each of its Subsidiaries (including, without limitation, as applicable any and all Taxes due owing and payable by the Partnership and any of its Subsidiaries arising or resulting on or prior to the Closing, as well as any other Taxes due, owing and payable by the Partnership and any of its Subsidiaries arising or resulting from or in respect of the distribution of the Redemption Consideration and the transfer of the MC Note on the Closing Date (other than Conveyance Taxes which are addressed in Section 11) and will, at least fifteen (15) Business Days prior to filing such Final Income Tax Returns, provide the Redeemed Partners with a copy of such Final Income Tax Returns for their review and comment. The Partnership shall not (and the Remaining Partners shall not cause or permit the Partnership to) (i) amend any Final Income Tax Return or Tax Return relating to any period ending on or prior to, or which includes, the Closing Date (a “Pre-Closing Income Tax Return”) or (ii) agree to any settlement or compromise with respect to, or termination of, any Proceeding (as defined below) involving any Final Income Tax Return or Pre-Closing Income Tax Return (a “Pre-Closing Proceeding”), without first providing the Redeemed Partners with advance notice of such amendment, or notice of such Pre-Closing Proceeding and reasonable time to review and comment on such amendment or Pre-Closing Proceeding; and in no event shall the Remaining Partners file (or cause or permit the Partnership or any of its Subsidiaries to file) any Final Income Tax Return or Pre-Closing Income Tax Return (or any amended Final Income Tax Return or Pre-Closing Income Tax Return), or agree to any settlement or compromise with respect to, or termination of, any Pre-Closing Proceeding without the consent of the Redeemed Partners, which consent shall not be unreasonably withheld, conditioned or delayed. The Partnership shall (and the Remaining Partners shall cause the Partnership to) promptly notify the Redeemed Partners of any proposed claim, demand, assessment (including a notice of proposed assessment), deficiency, adjustment, re-allocation or other change made to, and/or with respect to, any Final Income Tax Return or Pre-Closing Income Tax Return, as well as any notice from any Governmental or Regulatory Authority with respect to any current or future audit, examination, investigation or other proceeding with respect to Taxes for any period that includes a Pre-Closing Period (any of the foregoing, a “Proceeding”) involving: (i) any Final Income Tax Return or Pre-Closing Income Tax Return; or (ii) any other matter covered which could result in liability for, or otherwise materially affect (adversely or otherwise) any Redeemed Partner (or any of its Affiliates or Subsidiaries) (including, without limitation, under or through the application of this Agreement) (either (i) or (ii), a “Redeemed Partner Proceeding”), and that in the case of any Redeemed Partner Proceeding, the Partnership shall (and the Remaining Partners shall cause the Partnership to): (a) keep the Redeemed Partners fully and contemporaneously apprised (and in reasonable detail) of the progress thereof (including, without limitation, promptly providing the Redeemed Partners with copies of any and all material correspondence, documents and other writings received from, and submitted to, the applicable Governmental or Regulatory Authority); and (b) shall have afforded the Redeemed Partners with the right and reasonable opportunity to review and comment on any and all material submissions and shall have considered any such comments in good faith, in each case prior to the submitting of such submissions to the applicable Governmental or Regulatory Authority.

12.2  The Partnership shall (and the Remaining Partners shall cause the Partnership to) prepare the Final Income Tax Returns and any amended Final Income Tax Returns in accordance with a “closing of the books” method or, as applicable, “interim closing of the books” method under Section 706(d) of the Code and the Treasury Regulations thereunder. For the avoidance of doubt, the Redeemed Partners (or their Members) remain (i) obligated to properly and completely report their allocable shares of Partnership income and/or gain on their respective Tax Returns; (ii) exclusively liable to pay tax on their allocable shares of all Partnership income and gain (if any) up to and including the Closing Date; (iii) obligated to properly and completely report any income and/or gain (if any) associated with the Redemption and/or any of the transactions contemplated to be undertaken hereunder or in connection with the Redemption that is realized by the Redeemed Partners; and (iv) exclusively liable to pay tax (if any) on any income and/or gain associated with the Redemption and/or any of the transactions contemplated to be undertaken hereunder or in connection with the Redemption realized by the Redeemed Partners.

12.3  The Redeemed Partners represent and believe that the delivery of the Mack-Cali Rights Agreement and the distribution of the Rights (the “Distributed Rights”) constitute a distribution by the Partnership to the Redeemed Partners of property owned by the Partnership with a fair market value (as of the Closing of the Redemption) of at least $7.5 million.

12.4  The parties hereto hereby acknowledge and agree (a) that the distribution by the Partnership, and receipt by the Redeemed Partners, of the Redemption Consideration in accordance with and subject to the terms and conditions of this Agreement shall be treated by the parties hereto and reported for Federal income Tax purposes as distributions in liquidation of the Redeemed Partners’ entire interests in the Partnership subject to the treatment prescribed by Section 731 of the Code and the Treasury Regulations thereunder, and also as payments described in Section 736(b)(1) (and not as a distributive share or guaranteed payment described in Section 736(a) of the Code), (b) based solely on the representation contained in Section 12.4, to report on the Final Income Tax Return that the Distributed Rights have a fair market value of $7.5 million and (c) that following the distribution of the Redemption Consideration, (i) the Section 704(b) capital account of each of the Redeemed Partners shall have been fully liquidated and is zero,(ii) the Redeemed Partners shall have no further right, title or interest in any profits, losses, property, distributions, or capital of the Partnership, and (iii) the Redeemed Partners shall no longer be partners in the Partnership for any purpose (including, without limitation, for any Tax purposes). The parties hereto hereby acknowledge and agree that the distribution by the Partnership, and the receipt by the Special General Partner, of the Special Interests shall not result in any Redeemed Partner or Affiliate or Subsidiary thereof being treated as a “partner” in any Component Entity for (and only for) income Tax purposes. The Redeemed Partners acknowledge and agree that the Remaining Partners have not independently verified the fair market value of the Distributed Rights.

Section 13.  Estoppel.  Except as provided in Schedule 13 attached hereto, to the Redeemed Partners’ Knowledge, as of the date hereof, there are no defaults, and there are no conditions that exist that would, with the passage of time or the giving of notice (or both), constitute a default by any of the Redeemed Partners, under the Original Partnership Agreement or with respect to the Released MC Obligations. Notwithstanding the foregoing, the parties hereby acknowledge and agree that a failure by a Redeemed Partner to insist upon the strict performance of the obligations of any of the Partnership, the Remaining Partners or any of their Affiliates or Subsidiaries under the Transaction Documents and Related Documents prior to the date hereof shall not be construed as a waiver of any future compliance with the terms of the Transaction Documents and Related Documents, and the Redeemed Partners do not waive any future compliance with the obligations and liabilities imposed upon any of the Partnership, the Remaining Partners or any of their Affiliates or Subsidiaries under the Transaction Documents and Related Documents. Notwithstanding the foregoing, the parties further acknowledge and agree that nothing in this Agreement (a) shall be deemed or construed as a waiver by the Redeemed Partners of any breach or default on the part of the Partnership, the Remaining Partners or any of their Affiliates or Subsidiaries under the Transaction Documents or Related Documents, or (b) shall in any way affect or be deemed to modify in any respect or impair the rights and remedies of the Redeemed Partners or any MC Indemnified Party with respect to (i) the indemnification and/or defense obligations of the Partnership set forth in this Agreement, any Transaction Documents or any Related Documents, including indemnification and/or defense obligations arising out of acts, omissions or other matters which have arisen or occurred prior to the date hereof, or (ii) any default or breach by the Partnership, any of the Remaining Partners or any of their Affiliates or Subsidiaries not currently known, or obligations of the Partnership, the Remaining Partners or any of their Affiliates or Subsidiaries to comply with the terms, provisions and requirements of the Transaction Documents and Related Documents which are of an ongoing or continuing nature.

Section 14.  Public Announcements; Confidentiality.  Upon the execution of this Agreement, the Redeemed Partners, the Partnership, the Remaining Partners and each of their respective Affiliates shall have the right to make such public announcements or filings as may be required by (i) the Securities Act of 1933, as amended, (ii) the Securities Exchange Act of 1934, as amended, (iii) the rules and listing standards of the New York Stock Exchange, Inc., (iv) any other Law of a jurisdiction to which the parties hereto are subject, or (v) any oral questions, interrogatories, requests for information, subpoena, civil investigative demand, or similar process required by applicable Law by any Governmental or Regulatory Authority to which the Redeemed Partners, the Partnership or the Remaining Partners are subject. The Redeemed Partners, the Partnership and the Remaining Partners also shall have the right to make such public announcements or filings as they may deem reasonably prudent, and shall be entitled to make such filings or announcements upon advice of counsel as may be otherwise be deemed necessary. In this connection, it should be noted that the Redeemed Partners have determined that the entry into this Agreement will need to be disclosed within four (4) Business Days of its execution on a Current Report on Form 8-K under Item 1.01 thereof and that the Agreement will be filed as an exhibit thereto or be filed as an exhibit to each of the Redeemed Partners next following periodic report filed pursuant to the Securities Exchange Act of 1934, as amended. Each of the parties hereby agree to provide the non-disclosing parties as much advance notice as reasonably possible with respect to the nature of such disclosure, cooperate fully as to the timing and contents of such disclosure and review in good faith the suggestions of the other party with respect to the contents of such disclosure.

Section 15.  Miscellaneous.  This Agreement shall not be altered, amended, changed, waived, terminated or otherwise modified in any respect or particular, and no consent or approval required pursuant to this Agreement shall be effective, unless the same shall be in writing and signed by or on behalf of the party to be affected thereby.

15.2  This Agreement may not be assigned by any party hereto without the prior consent of the other parties hereto.

15.3  This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and to their respective heirs, executors, administrators, successors and permitted assigns.

15.4  All prior statements, understandings, representations and agreements between and among the parties hereto, oral or written, are superseded by and merged into this Agreement, which alone fully and completely expresses the agreement between them in connection with this transaction and which is entered into after full investigation, no party relying upon any statement, understanding, representation or agreement made by any other party not embodied in this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intentions of the parties hereto, and without regard to or aid of canons requiring construction against the party drafting this Agreement.

15.5  No failure or delay of either party in the exercise of any right or remedy given to such party hereunder or the waiver by any party of any condition hereunder for its benefit (unless the time specified herein for exercise of such right or remedy has expired) shall constitute a waiver of any other or further right or remedy nor shall any single or partial exercise of any right or remedy preclude other or further exercise thereof or any other right or remedy. No waiver by any party hereto of any breach hereunder or failure or refusal by any other party hereto to comply with its obligations shall be deemed a waiver of any other or subsequent breach, failure or refusal to so comply.

15.6  The provisions of Section 6.3, Section 6.4 and Section 7 through Section 14 shall survive the Closing indefinitely.

15.7  Neither this Agreement nor any memorandum thereof shall be recorded by either party hereto and any attempted recordation hereof shall be void and shall constitute a default under this Agreement.

15.8  This Agreement may be executed in one or more counterparts, each of which so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument.

15.9  The caption headings in this Agreement are for convenience only and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained. Any and all schedules and exhibits referenced herein are by this reference hereby made a part hereof and incorporated herein.

15.10  Any controversy or claim arising out of or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, and the parties hereto consent to (i) the jurisdiction of courts of the State of New York and the U.S. District Court for the Southern District of New York and (ii) service of process and/or summons by certified mail, postage prepaid, return receipt requested, to such party at the address set forth for such party herein.

15.11  If the last day of the period prescribed herein for the giving of any notice, election, consent, approval, demand, objection or request or the submission of any documents by any party hereunder shall fall on a Saturday, Sunday or any day observed as a public holiday by the federal government or the State of New York, then such period shall be deemed to be extended to the immediately following day which is not a Saturday, Sunday or such public holiday.

15.12  Unless otherwise specified herein, for purposes of this Agreement (a) references to persons or parties include their permitted successors and assigns; (b) references to modifications or amendments shall in all events mean modifications and amendments; (c) references to statutes are to be construed as including all rules and regulations adopted pursuant to the statute referred to and all statutory provisions consolidating, amending or replacing the statute referred to; (d) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto entered into from time to time after the date hereof; (e) the words “include” or “including”, and words of similar import, shall be deemed to be followed by the words “but not limited to” or “without limitation”; (f) the words “hereto”, “herein”, “hereof’ and “hereunder”, and words of similar import, refer to this Agreement in its entirety; and (g) unless otherwise specified herein, all references to Sections are to Sections of this Agreement. Terms defined herein may be used in the singular or the plural; when used in the singular and preceded by “a”, “an” or “any”, such term shall be taken to indicated one or more members of the relevant class; and when used in the plural, such term shall be taken to indicate all members of the relevant class.

15.13  Subject to Sections 9, 11 and Section 12, all costs and expenses incurred in connection with this Agreement and the Related Agreements and the transactions contemplated hereby and thereby shall be paid by the party hereto incurring such expenses.

15.14  If any provision of this Agreement shall be unenforceable or invalid, the same shall not affect the remaining provisions of this Agreement and to this end the provisions of this Agreement are intended to be and shall be severable.

15.15  THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

15.16  All exhibits attached hereto are hereby incorporated herein by reference and made a part hereof.

15.17  In the event that any party hereto brings an action or proceeding for a declaration of the rights of the parties under this Agreement, for injunctive relief, or for an alleged breach or default of this Agreement, or any other action arising out of this Agreement or the transactions contemplated hereby, the prevailing party in any such action shall be entitled to an award of reasonable attorneys’ fees, disbursements and any court costs incurred in connection with such action or proceeding, in addition to any other damages or relief awarded, regardless of whether such action proceeds to final judgment.

15.18  No agent, broker, person, entity, firm, finder or investment banker acting on behalf of the Partnership or the Redeemed Partners is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement and the Related Documents based upon arrangements made by or on behalf of the Partnership or the Redeemed Partners.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK:

SIGNATURE PAGE FOLLOWING

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered all on the day and year first above written.

PARTNERSHIP:

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP, a Delaware limited partnership

By: Meadowlands Limited Partnership, a Delaware limited partnership, its Managing General Partner

By: Colony Xanadu, L.L.C., a Delaware limited liability company, its Managing General Partner

By: /s/ John C. Brady
Name: John C. Brady
Title: Authorized Representative

By: Mack-Cali Meadowlands Special L.L.C., a New Jersey limited liability company, a General Partner

By: Mack-Cali Realty, L.P., a Delaware limited partnership, its Sole Member

By: Mack-Cali Realty Corporation, a Maryland corporation, its General Partner

By: /s/ Mitchell E. Hersh
Name: Mitchell E. Hersh
Title: President and Chief Executive Officer

REDEEMED PARTNERS:

MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C., a New Jersey limited liability company

By: Mack-Cali Realty, L.P., its sole member

By: Mack-Cali Realty Corporation, its general partner

By: /s/ Mitchell E. Hersh
Name: Mitchell E. Hersh
Title: President and Chief Executive Officer

MACK-CALI MEADOWLANDS SPECIAL L.L.C., a New Jersey limited liability company

By: Mack-Cali Realty, L.P., its sole member

By: Mack-Cali Realty Corporation, its general partner

By: /s/ Mitchell E. Hersh
Name: Mitchell E. Hersh
Title: President and Chief Executive Officer

REMAINING PARTNER:

MEADOWLANDS LIMITED PARTNERSHIP, a Delaware limited partnership

By: Colony Xanadu, LLC, a Delaware limited liability company, its Managing General Partner

By: /s/ John C. Brady
Name: John C. Brady
Title: Authorized Representative

EXHIBIT B

PROMISSORY NOTE

$2,500,000.00	New York, New York
November 22, 2006

FOR VALUE RECEIVED, Meadowlands Limited Partnership, a Delaware limited partnership, as maker, with an address at c/o Colony Xanadu, LLC, 660 Madison Avenue, Suite 1600, New York, New York 10021 (the “Maker”), hereby unconditionally promises to pay to the order of Mack-Cali Meadowlands Entertainment L.L.C., a New Jersey limited liability company, having a mailing address of P.O. Box 7817, Edison, New Jersey 08818-7817 and a street address at c/o Mack-Cali Corporation, 343 Thornall Street, Edison, New Jersey 08837-2206 (“MC Entertainment”) and its successors and assigns (collectively referred to herein as, the “Payee”), or at such other place or places and/or in such other proportions as the holder or holders hereof may from time to time designate in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND and 00/100 DOLLARS ($2,500,000.00), in lawful money of the United States of America (the “Principal Amount”) to be paid in accordance with the terms of this Note.
Section 16.  : PAYMENT TERMS

Maker agrees to pay the Principal Amount in accordance with the terms of this Note on the Maturity Date (as hereinafter defined).
The Principal Amount shall be due and payable upon the date which is fifteen (15) calendar days after the consummation of the first Take Down of either an Office Component or the Hotel Component by the MC Partners, or its Affiliate, pursuant to Section 10 of the Rights Agreement (as hereinafter defined) (the “Maturity Date”). Such capitalized terms “Take Down,” “Office Component,” Hotel Component,” “MC Partners” and “Affiliate” are defined in that certain Mack-Cali Rights, Obligations and Option Agreement, dated of even date herewith, by and among Maker and the other entities signatory thereto (the “Rights Agreement”).

(a)  All amounts due under this Note shall be payable without setoff, counterclaim or any other deduction whatsoever.

(b)  Payment by Maker under this Note shall be made in readily available funds and shall be paid by Maker to Payee no later than 5:00 p.m. New York City time, on the Maturity Date.

Section 17.  : DEFAULT AND ACCELERATION

The obligations due under this Note shall, without notice, become immediately due and payable if: (i) there is entered any order, judgment or decree by a court of competent jurisdiction for relief in respect of Maker under any applicable federal or state bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect, or appointing a receiver, assignee or trustee of all or a substantial part of Maker’s property, assets or revenues and that order, judgment or decree shall have continued unstayed, unbonded and in effect for a period of thirty (30) days; (ii) Maker files a petition seeking relief under the United States Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or similar law, or consent to the institution thereof or to the filing of any such petition or to the appointment or taking of possession by a receiver, liquidator, assignee, trustee or custodian of any substantial part of the properties, assets or revenues of Maker or the making by Maker of a general assignment for the benefit of its creditors; or (iii) the obligations due under this Note are not paid in full on the Maturity Date (each an “Event of Default”).

If an Event of Default has occurred, the aggregate principal amount of this Note shall become immediately due and payable to Payee without further action on the part of Payee, and Maker shall immediately pay to Payee all amounts due and payable with respect to this Note. Payee shall also have any other rights which Payee may have under any contract or agreement and any other rights or remedies which Payee may have pursuant to applicable law.
Section 18.  : NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
Section 19.  : WAIVERS

Maker and all others who may become liable for the payment of all or any part of the obligations due hereunder do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release or extension of time for payment of this Note and no alteration, amendment or waiver of any provision of this Note made by agreement between Payee or any other person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker, and any other person who may become liable for the payment of all or any part of the obligations under this Note. No notice to or demand on Maker shall be deemed to be a waiver of the obligation of Maker or of the right of Payee to take further action without further notice or demand as provided for in this Note. The remedies provided to Payee under this Note shall be cumulative and concurrent, and shall be in addition to every other right or remedy now or hereafter provided by law or equity. The failure or delay in exercising any such right or remedy shall not be construed as a release or waiver thereof.
Section 20.  : COLLECTION; LIABILITY

                Maker and any other person who may be liable hereunder in any capacity shall pay all reasonable costs of collection, including reasonable attorneys fees in the event that the Principal Amount due under this Note or any other payment due under this Note is not paid when due or in case it becomes necessary to protect the security for this Note or enforce any provision of this Note.

Section 21.  : GOVERNING LAW

THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY MAKER AND ACCEPTED BY PAYEE IN THE STATE OF NEW YORK AND THE PARTIES AGREE THE STATE OF NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, MAKER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST PAYEE OR MAKER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT PAYEE’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE, CITY AND COUNTY OF NEW YORK AND MAKER WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, (I) THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS NOTE OR ANY ACTS OR OMISSIONS OF PAYEE; (II) ANY OBJECTIONS WHICH MAKER MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND MAKER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING; AND (III) ANY CLAIM FOR CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES.
Section 22.  : NOTICES

Any notice, payment, demand, or communication required or permitted to be given by any provision of this Note shall be in writing and shall be delivered personally, receipt requested, to the party to whom the same is directed, or sent by USPS certified mail, return receipt requested, or by a nationally recognized overnight courier, addressed as set forth in the introductory language hereto (“Notice”), or to such other address as such party may from time to time specify by Notice to the other party. Any Notice shall be deemed to be delivered or given, and received for all purposes as of the date so delivered, if delivered personally, or the first business day after delivery to the USPS or overnight courier service, if sent by USPS or overnight courier. Notices required or permitted to be given hereunder may be given by a party’s attorneys.

Section 23.  : TRANSFER/ASSIGNMENT

This Note may not be assigned by the Payee without the prior written consent of the Maker; provided, however, that any transfer that is permitted pursuant to the Rights Agreement or any MC Component LP Agreement (as defined in the Rights Agreement) shall not require the prior written consent of the Maker. The provisions of this Note shall be binding upon Maker, and its successors and assigns, and shall inure to the benefit of Payee, including, without limitation, its successors and permitted assigns.

[Signature on following page]

IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.

Meadowlands Limited Partnership, a Delaware limited partnership

By: Colony Xanadu, LLC, its managing general partner

By:
Name:
Title:

STATE OF NEW YORK   )
       )ss.:
COUNTY OF NEW YORK  )

On the ___ day of November in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared _______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, the managing general partner of Meadowlands Limited Partnership, and that be his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

NOTARY PUBLIC

EXHIBIT C

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
A-B OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP

THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF A-B OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP (the “Agreement”) is made as of November 22, 2006 by and among MEADOWLANDS MACK-CALI GP, L.L.C., a Delaware limited liability company (f/k/a Meadowlands Mills/Mack-Cali GP, L.L.C.) (“General Partner”), MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP, a Delaware limited partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) (“Limited Partner” or “MDLP” and together with General Partner, each shall sometimes be referred to herein as a “Developer Partner” and collectively as, the “Developer Partners”), and MACK-CALI MEADOWLANDS SPECIAL L.L.C., a New Jersey limited liability company (“Special General Partner” and together with Limited Partner and General Partner, the “Partners”).

RECITALS:

WHEREAS, the Developer Partners prepared, executed and filed a Certificate of Limited Partnership for A-B Office Meadowlands Mack-Cali Limited Partnership (f/k/a A-B Office Meadowlands Mack-Cali/Mills Limited Partnership) (the “Partnership”) with the Secretary of State of Delaware on June 16, 2005, (as amended from time to time, the “Certificate”). Upon filing the Certificate, the Partnership was assigned file number 3986621;

WHEREAS, MDLP was formed to develop portions of the site surrounding the Continental Airlines Arena (as defined in the Redevelopment Agreement (as hereinafter defined)) site with an entertainment, sports, recreation and retail complex, together with office and hotel components, at the Meadowlands Sports Complex and sometimes commonly referred to as “Meadowlands Xanadu”;

WHEREAS, the Partnership was one of five Delaware limited partnerships set forth on Schedule 1 attached hereto (the “Tenant Partnerships”) formed by the Developer Partners to acquire a leasehold interest in a portion of Meadowlands Xanadu;

WHEREAS, the Developer Partners entered into that certain Limited Partnership Agreement of the Partnership dated as of June 16, 2005 (the “Original Agreement”);

WHEREAS, prior to the date hereof, MDLP entered into: (i) that certain Redevelopment Agreement, dated as of December 3, 2003, with the New Jersey Sports and Exposition Authority (the “NJSEA”) pursuant to which, among other things, MDLP is entitled, on the terms and conditions set forth therein, to redevelop Meadowlands Xanadu; and (ii) the following amendments to the Redevelopment Agreement: (a) that certain First Amendment to Redevelopment Agreement dated as of October 5, 2004, (b) that certain Second Amendment to

Redevelopment Agreement dated as of March 15, 2005, (c) that certain Third Amendment to Redevelopment Agreement dated as of May 23, 2005 to be effective as of March 30, 2005, and (d) that certain Fourth Amendment to Redevelopment Agreement dated as of June 30, 2005 (such Redevelopment Agreement, together with such amendments, being collectively referred to herein as the “Redevelopment Agreement”);

WHEREAS, the real property that is subject to the Redevelopment Agreement and upon which MDLP has commenced construction of Meadowlands Xanadu is referred to in the Redevelopment Agreement and herein as the “Project Site”;

WHEREAS, the Redevelopment Agreement contemplates that certain agreements were to be executed, and certain funds were to be paid (including the Development Rights Fee (as defined in the Redevelopment Agreement)), and certain actions were to be taken, upon the occurrence of the Development Rights Fee Funding Date (as defined in the Redevelopment Agreement), and that the Development Rights Fee Funding Date was to occur on June 30, 2005;

WHEREAS, the Development Rights Fee Funding Date occurred on June 30, 2005 in connection with the closing of the transactions contemplated in the Redevelopment Agreement that were to occur on the Development Rights Fee Funding Date (such closing is commonly referred to by the NJSEA and MDLP, and referred to herein, as the “Financial Closing”);

WHEREAS, in connection with the Financial Closing, the following documents (in addition to certain other documents not herein described), each dated as of June 30, 2005, were executed and delivered on behalf of the Partnership: (i) Ground Lease (“A-B Ground Lease”) by and among the NJSEA and the Partnership for the portion of the Project Site commonly known as the A-B Office Site (“A-B Office Site”); (ii) Assignment and Assumption Agreement (referred to in the Redevelopment Agreement as a “Component Agreement”) wherein MDLP assigned certain of its rights and obligations under the Redevelopment Agreement relating to the A-B Office Site to the Partnership; and (iii) a memoranda of lease relating to the A-B Ground Lease;

WHEREAS, in connection with the Financial Closing, the following documents (in addition to those documents listed in the previous recital and in addition to certain other documents not herein described), each dated as of June 30, 2005, were executed and delivered on behalf of other Tenant Partnerships: (i) ground leases (each a “Ground Lease” and together with the A-B Ground Lease the “Ground Leases”) relating to each Component (as defined in the Redevelopment Agreement) portion of the Project Site; (ii) four Component Agreements (as defined in the Redevelopment Agreement) wherein the Partnership assigned certain of its rights and obligations under the Redevelopment Agreement to the Component Entities; and (iii) four memoranda of lease for each of the other Ground Leases;

WHEREAS, the Development Rights Fee (as defined in the Redevelopment Agreement), an amount equal to $160,000,000, is deemed under the Redevelopment Agreement and the Ground Leases to constitute prepaid rent under all of the Ground Leases with respect to the first fifteen (15) years of each of the Ground Leases;

WHEREAS, the Ground Leases allocate the amount of the Development Rights Fee to prepaid rent under the Ground Leases for the first fifteen (15) years of each of the Ground Leases, and treat the payment of such amounts as made by the corresponding Tenant Partnerships (“Prepaid Rent Allocations”), with $21,360,000 of such amount allocated to the A-B Ground Lease;

WHEREAS, at the time of the Financial Closing, notwithstanding that the Development Rights Fee was paid by MDLP to NJSEA, it was the intent of the partners of MDLP that the aggregate amount of the Development Rights Fee be allocated to prepaid rent among each of the Ground Leases in an amount equal to the Prepaid Rent Allocations, and treated as the payment of such amounts by the corresponding Tenant Partnerships;

WHEREAS, at the time of the Financial Closing, notwithstanding that the Development Rights Fee was paid directly by MDLP to NJSEA, it was the intent of the partners of MDLP that the following be deemed to have occurred immediately prior to such payment of the Development Rights Fee to the NJSEA:  (i) on June 30, 2005, MDLP contributed, as capital contributions to the Tenant Partnerships and General Partner, cash in an aggregate amount equal to the Development Rights Fee (the “Aggregate Capital Contributions”), with 99.99% of such Aggregate Capital Contributions being made directly to the Tenant Partnerships (such capital contributions, the “Direct Capital Contributions”) and 0.01% of such Aggregate Capital Contributions being made to General Partner (such capital contributions, the “Indirect Capital Contributions”), (ii) General Partner, on June 30, 2005 and immediately after the Partnership’s contribution of the Indirect Capital Contributions to General Partner, contributed, as capital contributions to the Tenant Partnerships, cash in an aggregate amount equal to the Indirect Capital Contributions (such capital contributions, the “GP Capital Contributions”), (iii) the portions of the Direct Capital Contributions and the GP Capital Contributions were on such date allocated to each Component Entity based upon the allocation of the Development Rights Fee to each Ground Lease as set forth in Exhibit B of the Mack-Cali Rights Agreement (as defined below), and (iv) each of the Tenant Partnerships paid their respective portion of the Development Rights Fee to NJSEA;

WHEREAS, simultaneously herewith, MDLP caused all of the MDLP partnership interests held by Special General Partner, a general partner in MDLP, and its Affiliate, Mack-Cali Meadowlands Entertainment L.L.C., a Delaware limited liability company (“MC Entertainment” and together with Special General Partner the “MC Partners”), a limited partner in MDLP, to be redeemed pursuant to that certain Redemption Agreement dated as of the date hereof by and among MDLP, Special General Partner, MC Entertainment and other signatories thereto, whereby the MC Partners’ partnership interests in MDLP were fully and completely redeemed (the “Redemption”);

WHEREAS, simultaneously herewith the Partners and the Partnership, along with certain other entities have entered into that certain Mack-Cali Rights, Obligations and Option Agreement dated as of the date hereof (the “Mack-Cali Rights Agreement”) which sets forth certain rights and obligations with respect to the Partnership, a copy of which Mack-Cali Rights Agreement is annexed hereto as Exhibit A;

WHEREAS, in connection with the Redemption, MDLP distributed to Special General Partner, among other consideration, a special, non-economic general partnership interest in the Partnership;

WHEREAS, simultaneously herewith the name of Limited Partner has been changed to “Meadowlands Developer Limited Partnership” and the name of the General Partner has been changed to “Meadowlands Mack-Cali GP, L.L.C.”;

WHEREAS, pursuant to the Mack-Cali Rights Agreement, the Special General Partner has certain rights to Take Down (as defined below) the Partnership, which rights (including economic rights) are more particularly set forth in the Mack-Cali Rights Agreement and which rights become effective with respect to the Special General Partner’s interest in the Partnership only upon the Special General Partner’s exercise of its Take Down option with respect to the Partnership;

WHEREAS, in connection with the Redemption, the Partnership (among others) and MDLP entered into that certain License Agreement to provide for the use of the Marks (as defined below), without a fee, by the Partnership; and

WHEREAS, in connection with the Redemption, this Agreement is being amended to admit the Special General Partner as a general partner in the Partnership with a non-economic interest in the Partnership. For the avoidance of doubt, the parties hereto intend that the Special General Partner shall not be treated as a partner for tax purposes and the Partnership shall not be treated as a “partnership” for tax purposes, in each case, prior to the exercise of the Take Down.

NOW, THEREFORE, the Partners, by execution of this Agreement, desire to amend the Original Agreement and adopt this Agreement in its entirety, set forth their rights and obligations with respect to the Partnership as a limited partnership pursuant to and in accordance with the Delaware Revised Uniform Limited Partnership Act (6 Del. C.§ 17-101 et seq.) (as amended from time to time, the “Act”), and, in consideration of the mutual promises and covenants made herein, the Partners hereby agree as follows:

AGREEMENTS:

DEFINED TERMS

The following terms and variations thereof shall have the following meanings for purposes of this Agreement, unless the context otherwise clearly requires:

“A-B Ground Lease” has the meaning set forth in the Recitals.

“A-B Office Site” has the meaning set forth in the Recitals.

“Act” has the meaning set forth in the Recitals.

“Affiliate(s)” shall mean, with respect to any Person, (a) a Person who, directly or indirectly, controls, is under common control with, or is controlled by, that Person, (b) a Person who directly or indirectly owns twenty-five percent (25%) or more of the issued and outstanding securities or other ownership interests (whether voting or non-voting) of that Person, (c) any officer, director, trustee, manager, managing member, general partner or beneficiary of such Person, (d) any spouse, parent, sibling or descendant of any Person described in clause (b) and (c) above, and (e) any trust for the benefit of any Person described in clauses (b) through (d) above or for any spouse, issue or lineal descendant of any Person described in clauses (b) through (d) above. For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Capital Contributions” has the meaning set forth in the Recitals.

“Agreement” has the meaning set forth in the Preamble and includes the Original Agreement and all amendments hereto.

“Amended Certificate” has the meaning set forth in Section 2.1 hereof.

“Approval of the Partners” shall mean the approval in writing by the Partners and, unless otherwise expressly provided herein to the contrary, the Partners shall not unreasonably withhold, delay or condition such approval.

“Arbitrators” has the meaning set forth in Section 10.4(b) hereof.

“Authority Agreement” and “Authority Agreements” have the meaning set forth in Section 5.2(a)(v) hereof.

“Bankruptcy” means with respect to any Person, if such Person (a) makes an assignment for the benefit of creditors, (b) files a voluntary petition in bankruptcy, (c) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (d) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (e) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (f) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (g) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within ninety (90) days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within ninety (90) days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of “Bankruptcy,” in conjunction with Section 8.2(c) of this Agreement, is intended to and shall supersede the events of withdrawal set forth in Sections 17-402(a)(4) and (5) of the Act.

“Certificate” has the meaning set forth in the Recitals.

“Code” means the Internal Revenue Code of 1986, as amended or recodified.

“Covered Person” or “Covered Persons” has the meaning set forth in Section 10.1(a) hereof.

“Developer Partner” or “Developer Partners” has the meaning set forth in the Preamble.

“Direct Capital Contributions” has the meaning set forth in the Recitals.

“Disputes” has the meaning set forth in Section 10.4(a) hereof.

“Embargoed Person” has the meaning set forth in Section 10.12(i) hereof.

“ERISA” means Employee Retirement Income Security Act of 1974, as amended.

“ERISA Plan” means an employee benefit plan, as defined in ERISA Section 3(3), that is subject to ERISA, or a plan that is subject to Section 4975 of the Code.

“Financial Closing” has the meaning set forth in the Recitals.

“Fiscal Year” means the twelve month period ending December 31 of each year; provided that the first Fiscal Year shall be the period beginning on the date the Partnership is formed and ending on December 31, 2005, and the last Fiscal Year shall be the period beginning on January 1 of the calendar year in which the final liquidation and termination of the Partnership is completed and ending on the date such final liquidation and termination is completed (to the extent any computation or other provision hereof provides for an action to be taken on a Fiscal Year basis, an appropriate proration or other adjustment shall be made in respect of the first or final Fiscal Year to reflect that such period is less than a full calendar year period).

“General Partner” means Meadowlands Mack-Cali GP, L.L.C. and any Person who becomes a successor or additional general partner pursuant to the terms of this Agreement, each in its capacity as a general partner of the Partnership.

“GP Capital Contributions” has the meaning set forth in the Recitals.

“Ground Lease” or “Ground Leases” has the meaning set forth in the Recitals.

“Indirect Capital Contributions” has the meaning set forth in the Recitals.

“Interest” means the entire ownership interest (which may be expressed as a percentage) of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled pursuant to this Agreement, the Mack-Cali Rights Agreement and under the Act, together with all obligations of such Partner to comply with the terms and provisions of this Agreement, the Mack-Cali Rights Agreement and the Act.

The Interest of each Partner is set forth on Exhibit B hereto, as the same is amended from time to time.

“License Agreement” shall mean that certain License Agreement, dated on or about the date hereof, by and among MDLP, the Partnership, ERC Meadowlands Mills/Mack-Cali Limited Partnership, C-D Office Meadowlands Mack-Cali Limited Partnership, Hotel Meadowlands Mack-Cali Limited Partnership and Baseball Meadowlands Mills/Mack-Cali Limited Partnership.

“Limited Partner” has the meaning set forth in the Preamble and includes any Person who becomes a successor or additional limited partner pursuant to the terms of this Agreement, each in its capacity as a limited partner of the Partnership.

“Mack-Cali Rights Agreement” has the meaning set forth in the Recitals.

“Marks” has the meaning set forth in the License Agreement.

“Major Decisions” has the meaning set forth in Section 5.2.

“MC Entertainment” has the meaning set forth in the Recitals.

“MC Partners” has the meaning set forth in the Recitals.

“MDLP” means Meadowlands Developer Limited Partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) and any Person who becomes a successor or additional general partner pursuant to the terms of this Agreement, each in its capacity as a general partner of the Partnership.

“Meadowlands Xanadu” has the meaning set forth in the Recitals.

“NJSEA” has the meaning set forth in the Recitals.

“Original Agreement” has the meaning set forth in the Recitals.

“Partner” or “Partners” has the meaning set forth in the Preamble.

“Partnership” has the meaning set forth in the Recitals.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Premises” has the meaning assigned to that term in the A-B Ground Lease.

“Prepaid Rent Allocations” has the meaning set forth in the Recitals.

“Project” shall have the meaning specified in the Redevelopment Agreement as it relates solely to the A-B Office Site.

“Project Site” has the meaning set forth in the Recitals.

“Redemption” has the meaning set forth in the Recitals.

“Redevelopment Agreement” has the meaning set forth in the Recitals.

“ROFR Component Entity” or “ROFR Component Entities” has the meaning set forth in the Mack-Cali Rights Agreement.

“Securities Act” has the meaning set forth in Section 10.12(e) hereof.

“Securities Laws” has the meaning set forth in Section 10.12(e) hereof.

“Special General Partner” has the meaning set forth in the Preamble and includes any Person who becomes a successor or additional special general partner pursuant to the terms of this Agreement, each in its capacity as a special general partner of the Partnership.

“Take Down” has the meaning ascribed to such term in the Mack-Cali Rights Agreement.

“Tenant Partnerships” has the meaning set forth in the Recitals.

“Transfer” has the meaning set forth in Section 7.1 hereof.

“Transferor” has the meaning set forth in Section 7.2(c)(i) hereof.

“Transferee” has the meaning set forth in Section 7.2(c)(i) hereof.

THE PARTNERSHIP; partners

Formation, Name and Existence. The Developer Partners, prepared, executed and filed a Certificate with the Secretary of State of Delaware on June 16, 2005 and the Partners prepared, executed and filed or caused to be filed an Amended and Restated Certificate of Limited Partnership of the Partnership on the date hereof (the “Amended Certificate”). The Partners hereby confirm and ratify the formation and existence of the Partnership under the name “A-B Office Meadowlands Limited Partnership”, as a Delaware limited liability partnership, pursuant to the provisions of the Act and this Agreement. The existence of the Partnership as a separate legal entity shall continue until cancellation of the Amended Certificate as provided in the Act.

Partners. The names and Interests of the Partners are set forth in Exhibit B attached hereto.

Special General Partner. Special General Partner is admitted to the Partnership solely as a general partner without economic rights with respect to any capital, profit, loss, deductions, credits and allowances of the Partnership or any cash or other property distributable by the Partnership.

Purpose. The purposes and businesses of the Partnership shall be limited to the following: (a) acquiring and holding a leasehold interest in the Premises pursuant to the A-B Ground Lease; (b) designing, constructing, developing, leasing, operating, managing and disposing of the Premises or interests therein; (c) financing the Premises; and (d) transacting any and all lawful business for which a limited partnership may be organized under the laws of the State of Delaware that is incident, necessary and appropriate to accomplish the foregoing.

Tax Status. The Partners intend that the Partnership constitute an entity disregarded from its owner for federal income tax purposes and no Partner, or any transferee or successor thereto, shall take any action or report anything inconsistent with such intended tax status.

Principal Office and Place of Business. The principal office and place of business of the Partnership shall be the principal office of the General Partner or such other address as the General Partner directs. The Partnership may have such additional offices as the General Partner deems advisable.

Registered Agent. The registered agent of the Partnership shall be Corporation Services Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The General Partner shall have the right to change the registered agent of the Partnership at any time in compliance with the Act and the laws of all other jurisdictions in which the Partnership may elect to conduct business.

CONTRIBUTION BY THE PARTNERS

Initial Capital of the Partnership. As a result of the transactions described in the Recitals, the Developer Partners respectively each contributed a portion of the Aggregate Capital Contributions to the capital of the Partnership. No Partner shall be treated as having contributed to the Partnership any portion of the Prepaid Rent Allocations and no Partner shall receive any credit in its capital account for any portion of the Prepaid Rent Allocations.

Limitation on Withdrawal of Capital. Except as expressly provided in this Agreement, no Partner (a) shall have the right to withdraw or receive any return on its contributions or claim to any Partnership capital prior to termination of the Partnership pursuant to Article VIII hereof, (b) shall have any right to demand and receive property other than cash in return for its contributions, or (c) shall be liable to any other Partner for the return of such Partner’s contributions to the Partnership, or any portion thereof, it being expressly understood that such return shall be made solely from Partnership assets.

PROFIT AND LOSSES; DISTRIBUTIONS

Profits and Losses. All income, profits, losses, deductions and credits of the Partnership shall be allocated to the Developer Partners.

Distributions. Any distributions made by the Partnership shall be made to the Developer Partners.

MANAGEMENT; LEGAL TITLE TO PROPERTY

Management Authority.

Except as otherwise expressly provided in this Agreement, the Mack-Cali Rights Agreement or in the Act, management decisions of the Partnership shall be made solely by the General Partner, which shall be solely responsible for the conduct of the Partnership’s business subject to the provisions of this Agreement, the Mack-Cali Rights Agreement and applicable law. The General Partner shall have all of the rights, powers, duties and obligations of a general partner as provided in the Act and as otherwise provided by law, and any action taken by the General Partner that is not in violation of this Agreement, the Act or other applicable law shall constitute the act of and serve to bind the Partnership. Except as otherwise expressly provided herein, the Limited Partner shall not have or exercise any right in connection with the management of the Partnership’s business.

The General Partner shall devote itself to the business and purpose of the Partnership, as set forth in Section 2.4 above, to the extent reasonably necessary for the efficient carrying on thereof (it being acknowledged, however, that the General Partner shall not be required to devote its time exclusively to the operation of the Partnership), without compensation. Whenever requested by any of the other Partners, the General Partner shall render a just and faithful account of all dealings and transactions relating to the business of the Partnership. The acts of the General Partner shall bind the Partnership when within the scope of the General Partner’s authority expressly granted hereunder.

Major Decisions. Unless otherwise indicated, capitalized terms in this Section 5.2 that are not defined in this Agreement shall be defined as set forth in the Mack-Cali Rights Agreement. The Partners shall not take the following decisions (each a “Major Decision”) without the prior written approvals as specified below. In the event of a failure to agree on a matter set forth in this Section 5.2, the matter shall be submitted to mediation and/or arbitration in accordance with Section 10.4 of this Agreement.

The following decisions or acts with respect to, or on the part of, the Partners shall require the prior written Approval of the other Partners, which Approval may not be unreasonably withheld, delayed or conditioned by a Partner. If a Partner

(directly or through its authorized representative) shall request that another Partner provides such written approval, the requested Partner (directly or through its authorized representatives) shall have ten (10) Business Days after receipt of a written request from the requesting Partner to grant or deny such approval provided that the requested Partner shall have received information as reasonably required to render such decision. A failure of the requested Partner to provide such written approval or denial within such ten (10) Business Day period shall be deemed to mean that the requested Partner shall have granted such written approval):

Any amendment to this Agreement or other organizational documents of the Partnership;

Entering into, or undertaking of, any agreement, transaction or action relating to the Project that (a) is not within the scope of this Agreement, or (b) is not contemplated by or within the scope of the Transaction Documents, or (c) is not related to the ownership, operation or management of any portion of the Project as contemplated by this Agreement and the Transaction Documents, in each case, if such action or undertaking would have an adverse effect on the Partnership or the Premises;

Adjusting, settling or compromising any claim, obligation, debt, demand, suit or judgment against or on behalf of the Partnership, but only if and to the extent such adjustment, settlement or compromise would have an adverse effect on the Partnership;

To the extent applicable, establishing or adjusting the gross asset value for any contributed or distributed asset (other than cash) to or from the Partnership, except as provided herein;

Entering into any amendment to, or modification of, the Redevelopment Agreement, the Project Operating Agreement, the Construction Management Agreement, the Declaration, the Project Labor Agreement, the Ground Leases, the Right of Entry Agreement, the Access and Indemnity Agreement, the Master Plan, and any other agreement to be entered into with the NJSEA (any of which, an “Authority Agreement” and, together, the “Authority Agreements”) which is inconsistent with any of the foregoing enumerated instruments but only if and to the extent adversely affecting the Partnership;

Entering into any agreement with The New York Football Giants or The New York Football Jets that adversely affects the Partnership;

Any transfer, assignment or pledge of the “Right of First Refusal” pursuant to the Redevelopment Agreement;

Any voluntary action or decision which, if undertaken or made, would violate Section 7 of the Mack-Cali Rights Agreement;

To the extent applicable, preparation or identification of (and any amendment, modification or revision to), for submission to the NJSEA, the Final Project Sequencing Plan, Final Traffic and Infrastructure Sequencing Plan, the Preliminary Traffic and Infrastructure Improvements (including preparation of the estimated budget to permit, design and construct the Final Traffic and Infrastructure Improvements), marketing and publicity program referred to in Section 3.4(b) of the Redevelopment Agreement (regarding encouraging the use of the rail system by Project visitors), the written plan for the Job Skills Training referred to in Section 3.6(a) of the Redevelopment Agreement, the Small Business Marketing Plan referred to in Section 3.6(b) of the Redevelopment Agreement, or any other report, document or schedule pursuant to any Authority Agreement or the Cooperation Agreement but only if and to the extent that any of the foregoing actions or documents are inconsistent with the Authority Agreements or the Cooperation Agreement or adversely affect the Partnership or the Premises;

[Intentionally Omitted];

To the extent applicable, designation or selection of the Stakeholders Liaison (as such term is defined in the Redevelopment Agreement);

To the extent applicable, enforcement or written waiver of any claim or determination related to the assertion of an Authority Interference which Authority Interference has an adverse impact on the Partnership or the Premises and which assertion occurs prior to four (4) years after the Grand Opening Date;

Making any distribution or payment by the Partnership to any Person (including any party hereto or any Affiliate of any party hereto) that is not expressly contemplated by this Agreement;

Causing or permitting the Partnership to be in Bankruptcy;

Causing the Partnership to incur or obtain bond debt or other public financing vehicle(s) other than bond debt or other public financing vehicle(s) that is not secured by a mortgage, deed of trust or other security instrument encumbering the Premises intended to fund Infrastructure Improvement Costs and Program Costs, as well as a debt service reserve fund for such loan, capitalized interest and other issuance costs related to the loan, as described in the Authority Agreements, and having commercially reasonable terms and conditions at least as favorable as follows:

a.	Loan Term: not less than 10 years;
b.	Amortization Period: not less than 20 years;
c.	Interest Rate: fixed rate of not greater than 8.5% per annum or variable rate of LIBOR plus 300 basis points;
d.	Maximum Net Proceeds: $160,000,000;
e.	The Partnership shall only be responsible on a nonrecourse basis for its proportionate share of the proceeds and such obligations are several; and
f.
No guaranty by the Special General Partner or its Affiliates and no substitute or additional collateral (for example, a letter of credit) to be provided by the Special General Partner or its Affiliates.

The granting of any mortgage, deed of trust or other security instrument encumbering the Premises other than to secure a loan from a third party that provides for the release of the Premises from the lien of the mortgage, deed of trust or other security instrument in connection with the Take Down of the Partnership as contemplated in Section 10 of the Mack-Cali Rights Agreement provided that such release does not require any additional payment of principal and interest or any payments, including fees or points, other than reimbursement of reasonable legal fees to effectuate the same;

[Intentionally Omitted]; and

To the extent applicable, adjusting, settling or compromising any claim, obligation, debt, demand, suit or judgment against or on behalf of the Partnership in excess of the greater of (a) $1,000,000 in the aggregate, or (b) five percent (5%) of stabilized net operating income of the Partnership (with such stabilized net operating income being defined to mean the net operating income for the third full Fiscal Year after Completion (as defined in the Redevelopment Agreement) shall have occurred with respect to the Premises).

The following decisions and acts with respect to, or on the part of, a Partner shall require the prior written Approval of the Partners, which approval may be granted or withheld in the other Partners’ sole and absolute discretion. If a Partner (directly or through its authorized representative) shall request that another Partner provides such written approval, the requested Partner (directly or through its authorized representatives) shall have ten (10) Business Days after receipt of a written request from the requesting Partner to grant or deny such approval provided that the requested Partner shall have received information as reasonably required to render such decision. A failure of the requested Partner to provide such written approval or denial within such ten (10) Business Day period shall be deemed to mean that the requested Partner shall have granted such written approval):

The undertaking of any of the following acts if and to the extent inconsistent with this Agreement or the Partnership’s organizational documents or any of the Authority Agreements that would: (a) cause the Partnership’s dissolution or termination other than contemporaneous with or subsequent to the sale or other disposition of all or substantially all of the Partnership’s assets, or (b) cause the Partnership to become an entity other than a “limited partnership” organized under the Act (including, without limitation, under any conversion statute);

Possessing any Partnership or Partner property, or assigning any rights in specific property for other than an entity purpose;

Except as otherwise permitted by this Agreement, admitting or permitting or causing the Partnership to admit new or substitute partners, causing the Partnership to redeem or repurchase all or any of a Partner’s Interest, agreeing to issue, directly or indirectly, any Interests in the Partnership, or granting, issuing or agreeing to grant or issue, directly or indirectly, any right, option or warrant to subscribe for, purchase, or otherwise acquire Interests in the Partnership;

Changing the name of the Partnership or the name under which any such entity does business from the name(s) set forth in such entity’s organizational documents;

Authorizing or effectuating a merger or consolidation of the Partnership with or into one or more other entities;

Authorizing or effectuating a dissolution, liquidation, termination or winding up of the Partnership other than contemporaneous with or subsequent to a sale or other disposition of all or substantially all of the Partnership’s assets;

Making the election (or otherwise doing anything else) which would result in the Partnership being treated as anything other than a “partnership” for federal, state, local and, as applicable, foreign tax purposes;

Taking any affirmative action not contemplated in this Agreement with the intent that the Special General Partner shall have personal liability for any of the expenses, debts, obligations, liabilities, contracts, judgments or other obligations of the Partnership; and

Development or construction of any office or hotel within Meadowlands Xanadu.

Title to Land. Legal title to the Premises and other property of the Partnership shall be taken and at all times held in the name of the Partnership.

Section 5.4 No Contracts with Affiliates. Except as otherwise provided herein, no Partner shall enter into any agreement or other arrangement for the furnishing to or by the Partnership of goods or services or leases, subleases, licenses, concessions or other agreements with any Person who is an Affiliate of such Partner (including leases of space to Affiliate businesses) unless goods or services are provided to the Partnership of such lease or other payments are at market rates of compensation and the terms and conditions thereof are approved by Special General Partner.

Section 5.5 Notice of Lawsuits, Liens, Defaults under Loans, etc. Each of the Partners shall notify the other Partners as soon as reasonably possible upon receipt of any written notice of: (i) the filing or threatened filing of any action in law or in equity naming the Partnership, as a party relating in any material way to any portion of the A-B Office Site; or (ii) any actions to impose material liens of any kind whatsoever or of the imposition of any lien whatsoever against its assets including the A-B Ground Lease or any portion thereof, that may have a material adverse effect on the Partnership.

FISCAL YEAR, BOOKS AND RECORDS, BANK ACCOUNTS

Fiscal Year. The Fiscal Year of the Partnership shall be the calendar year.

Books and Records.

There shall be kept and maintained at the Partnership’s principal place of business full and accurate books and records showing all receipts and expenditures, assets and liabilities, profits, losses and distributions, and all other records necessary for recording the Partnership’s business and affairs.

The books of the Partnership shall be kept on the accounting method determined by the General Partner and shall show at all times each and every item of income and expense.

Each Partner shall have the right at all reasonable times and upon reasonable advance notice, during usual business hours, to audit, examine, and make copies of extracts from the books of account of the Partnership. Such right may be exercised through any agent, employee, or independent public accountant designated by such Partner. Each Partner shall bear all expenses incurred in any examination made for such Partner’s account.

Bank Accounts. The funds of the Partnership shall be deposited in such bank account or accounts of the Partnership as the General Partner determines are required, and the General Partner shall arrange for the appropriate conduct of such accounts.

Tax Returns and Financial Statements. Tax returns and the annual financial statements of the Partnership shall be prepared by, or at the direction of, the General Partner as soon as practicable after the expiration of a tax year and copies of the same shall be delivered to the Partners within a reasonable time thereafter.

SALE, TRANSFER OR MORTGAGE OF INTERESTS

General. Except as expressly permitted in Sections 7.2 and 7.3 of this Agreement or as otherwise expressly permitted in this Agreement, no Partner shall directly or indirectly sell, assign, transfer, pledge, mortgage, convey, charge or otherwise encumber or contract to do or permit any of the foregoing, whether voluntarily or by operation of law (herein sometimes collectively called a “Transfer”), or suffer any Affiliate or other third party to Transfer, any part or all of its Interest or its share of capital, profits, losses, allocations or distributions hereunder without the express prior written consent of Special General Partner, which consent may be withheld for any or no reason whatsoever. Any attempt to Transfer in violation of this Article VII shall be null and void. The giving of consent in any one or more instances of Transfer shall not limit or waive the need for such consent in any other or subsequent instances. Transfers of ownership interests in Special General Partner or any of its Affiliates (including Mack-Cali Realty Corporation or Mack-Cali Realty, L.P.) or Developer Partners or any of their respective Affiliates (including Meadowlands Limited Partnership, Colony Investors VII, LP, Dune Capital Management LP, Kan Am Limited Partnership, The Mills Corporation or The Mills Limited Partnership) shall not constitute a “Transfer” hereunder.

Permitted Transfers.

Transfers By Special General Partner. Without the consent of any other Partner, Special General Partner may from time to time (i) Transfer its Interest, in whole or in part (A) to an Affiliate of such Transferor or (B) from an Affiliate to another Affiliate of such Transferor, (ii) Transfer the aggregate Interests held by such Transferor and its Affiliates to a Person other than an Affiliate so long as (A) such Transferor has the right to control the day to day operations of such Person and (B) such Transferor or its Affiliate owns at least fifty percent (50%) of the beneficial interest in such Person, or (iii) mortgage, pledge or hypothecate all or any portion of such Interest so long as the Person to which such Interest is mortgaged, pledged or hypothecated cannot foreclose or otherwise realize upon such collateral and elect to become a substitute Partner.

Transfer By the Developer Partner. Without the consent of any other Partner, each Developer Partner may from time to time (i) Transfer its Interest, in whole or in part (A) to an Affiliate of such Transferor or (B) from an Affiliate to another Affiliate of such Transferor, (ii) Transfer the aggregate Interests held by such Transferor and its Affiliates to a Person other than an Affiliate so long as (A) such Transferor has the right to control the day to day operations of such Person and (B) such Transferor or its Affiliate owns at least fifty percent (50%) of the beneficial interest in such Person, or (iii) mortgage, pledge or hypothecate all or any portion of such Interest so long as the Person to which such Interest is mortgaged, pledged or hypothecated cannot foreclose or otherwise realize upon such collateral and elect to become a substitute Partner.

Agreements with Transferees.

If pursuant to the provisions of Sections 7.2(a) or (b), any Partner (“Transferor”) shall purport to make a Transfer of any part of its Interest to any Person (“Transferee”), no such Transfer shall entitle Transferee to any benefits or rights hereunder until:

Transferee agrees in writing to assume and be bound by all the obligations of Transferor and be subject to all the restrictions to which Transferor is subject under the terms of this Agreement and any agreements with respect to the Project to which Transferor is then subject or is then required to be a party; and

Transferor and Transferee enter into a written agreement with the Partnership which provides (x) in the case of a partial transfer of Interests, that Transferor is irrevocably designated the proxy of Transferee to exercise all voting and other approval rights appurtenant to the Interest acquired by Transferee, (y) that Transferor shall remain liable for all obligations arising under this Agreement prior to or after such Transfer in respect of the Interest so transferred; provided, however, that as to any Transfer to a non-Affiliate of the Transferor, Transferor shall only be liable for all obligations arising under this Agreement and any agreements with respect to the Project to which Transferor is then subject or is then required to be a party from and after such Transfer in respect of the Interest so transferred; and (z) that Transferee shall indemnify the Partners from and against all claims, losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and court costs) which may arise as a result of any breach by Transferee of its obligations hereunder.

No Transferee of any Interest shall make any further disposition except in accordance with the terms and conditions hereof.

All costs and expenses incurred by the Partnership, or the non-transferring Partners, in connection with any Transfer of a Interest, including any filing or recording costs and the fees and disbursements of counsel, shall be paid by Transferor.

Take Down by Special General Partner. Notwithstanding anything herein to the contrary, if the Special General Partner exercises a Take Down, the provisions of Section 11 of that certain Limited Partnership Agreement of Meadowlands Mills/Mack-Cali Limited Partnership, dated November 25, 2003, shall be incorporated herein or any amendment or restatement hereof pursuant to and in accordance with Section 10.6 of the Mack-Cali Rights Agreement.

Sale Rights of Special General Partner and Developer Partners; Right of First Offer. Except as provided in Section 7.2, no Partner may sell all or any portion of its or its

Affiliates’ Interest at any time prior to the date that is three (3) years after the date of issuance of the certificate of occupancy for the core and shell of the Project.

Restraining Order. If any Partner shall at any time Transfer or attempt to Transfer its Interest or part thereof in violation of the provisions of this Agreement and any rights hereby granted, then the other Partners shall, in addition to all rights and remedies at law and in equity, be entitled to a decree or order restraining and enjoining such Transfer and the offending Partner shall not plead in defense thereto that there would be an adequate remedy at law; it being hereby expressly acknowledged and agreed that damages at law will be an inadequate remedy for a breach or threatened breach of the violation of the provisions concerning Transfer set forth in this Agreement.

ERISA. No Partner shall Transfer all or any part of its Interests to any party, including another Partner, whether or not the Transfer would otherwise be permitted hereunder, if the Transfer would result in the assets of the Partnership being deemed to include assets of an ERISA Plan. At the request of such other Partners and as a condition of the consummation of any Transfer of all or part of a Interest to any party, including another Partner, the Partner proposing to Transfer all or any part of its Interest shall, at its cost, provide an unqualified opinion of counsel, which must be reasonably satisfactory to each such other Partners, that the Transfer would not result in the assets of the Partnership being deemed to include assets of an ERISA Plan, and in addition to such other Partner’s rights under Section 7.4, the Partner proposing to Transfer shall indemnify and hold harmless such other Partners (except any Partner that is the proposed purchaser), from and against any and all loss, cost, tax, liability or expense (including but not limited to reasonable attorneys’ fees and court costs) which such other Partners may suffer if the Transfer would cause the assets of the Partnership being deemed to include assets of any ERISA Plan.

Admission of Additional Partners.

No Person may be admitted as an additional Partner of the Partnership (in contrast with admission as a substitute Partner in connection with a Permitted Transfer) without the consent of the General Partner and the Special General Partner.

Any additional or substitute Partner admitted to the Partnership shall execute and deliver documentation in form satisfactory to the General Partner accepting and agreeing to be bound by this Agreement, and such other documentation as the General Partner shall reasonably require in order to effect such Person’s admission as an additional Partner. The admission of any Person as an additional Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership following the consent of the General Partner to such admission.

Override on Permitted Transfers.

It is expressly understood and agreed that any Transfer permitted pursuant to this Article VII shall in all instances be prohibited (and, if consummated, shall be void ab initio) if such Transfer does not comply with all applicable laws, rules and regulations and other requirements of governmental authorities, including, without limitation, Executive Order 13224 (September 23, 2001), the rules and regulations of the Office of Foreign Assets Control, Department of Treasury, and any enabling legislation or other Executive Orders in respect thereof.

Each admitted Partner shall be required to make the representations and warranties set forth in Section 10.12 of this Agreement to the other Partner(s) and the Partnership as of the date of such Partner’s admission into the Partnership. Each Partner shall be deemed to make the representations and warranties set forth in Section 10.12(h)-(k) of this Agreement to the Partners and the Partnership on behalf of any Person that acquires a beneficial ownership interest in such Partner as of the date of such acquisition.

TERM, DISSOLUTION AND TERMINATION

Term. The Partnership shall have perpetual existence, unless sooner dissolved and liquidated in accordance with the provisions hereof.

Dissolution in Certain Events.

The Partnership shall be dissolved, and its affairs shall be wound up, upon the first to occur of the following: (i) (A) all of the Partners of the Partnership approve in writing, or (B) the Partnership sells or otherwise disposes of its interest in all or substantially all of its assets or (ii) (A) the occurrence of an event of withdrawal (as defined in the Act) with respect to a General Partner, other than an event of withdrawal set forth in Section 17-402(a)(4) or (5) of the Act; provided, the Partnership shall not be dissolved and required to be wound up in connection with any of the events described in this clause (ii)(A) if (1) at the time of the occurrence of any such event there is at least one remaining General Partner of the Partnership who is hereby authorized to and shall carry on the business of the Partnership, or (2) if at such time there is no remaining General Partner, if within ninety (90) days after such event of withdrawal, the Limited Partner agrees in writing or votes to continue the business of the Partnership and to appoint, effective as of the day of withdrawal, one or more additional General Partners, or (3) the Partnership is continued without dissolution in a manner permitted by the Act or this Agreement, (B) there are no limited partners of the Partnership unless the business of the Partnership is continued in accordance with the Act and this Agreement or (C) the entry of a decree of judicial dissolution under Section 17-802 of the Act.

Upon the occurrence of any event that results in the General Partner ceasing to be a General Partner of the Partnership under the Act, if at the time of the occurrence of such event there is at least one remaining General Partner of the Partnership, such remaining General Partner of the Partnership is hereby authorized to and, to the fullest extent permitted by law, shall, carry on the business of the Partnership. Upon the occurrence of any event that causes the last remaining General Partner of the Partnership to cease to be a General Partner of the Partnership, to the fullest extent permitted by law, all the Partners agree that the “personal representative” of such general partner is hereby authorized to, and shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of such General Partner in the Partnership, agree in writing (i) to continue the Partnership and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute General Partner of the Partnership, effective as of the occurrence of the event that terminated the continued membership of the last remaining General Partner of the Partnership in the Partnership.

Upon the occurrence of any event that causes the last remaining Limited Partner of the Partnership to cease to be a Limited Partner of the Partnership, to the fullest extent permitted by law, all the Partners agree that the personal representative of such Limited Partner is hereby authorized to, and shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of such Limited Partner in the Partnership, agree in writing (i) to continue the Partnership and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute limited partner of the Partnership, effective as of the occurrence of the event that terminated the continued membership of the last remaining Limited Partner of the Partnership in the Partnership.

Notwithstanding any other provision of this Agreement to the contrary, the Bankruptcy of, or the occurrence of any event set in Sections 17-402(a)(4) and (5) of the Act with respect to, the General Partner shall not cause the General Partner to cease to be a General Partner of the Partnership, and upon the occurrence of such an event, the Partnership shall continue without dissolution.

The death, incompetency, Bankruptcy, dissolution or other cessation to exist as a legal entity of a Limited Partner shall not, in and of itself, dissolve the Partnership. In any such event, the personal representative (as defined in the Act) of such Limited Partner may exercise all of the rights of such. Limited Partner for the purpose of settling such Limited Partner’s estate or administering its property, subject to the terms and conditions of this Agreement.

Procedures upon Dissolution. Upon dissolution of the Partnership, the Partnership shall be terminated and the General Partner shall liquidate the assets of the Partnership. The proceeds of liquidation shall be applied and distributed in the following order or priority:

first, to the satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Partnership and the expenses of liquidation; and

thereafter, to the Developer Partners in proportion to their respective Interests in the Partnership.

A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities. During the period beginning with the dissolution of the Partnership and ending with its liquidation and termination of the Agreement pursuant to this Section 8.3, the business affairs of the Partnership shall be conducted by the General Partner. During such period, the business and affairs of the Partnership shall be conducted so as to preserve the assets of the Partnership and maintain the status thereof which existed immediately prior to such termination.

USE OF MARK AND MACK-CALI PARTNERS’ NAMES

Section 9.1 Use of Mark by Partnership. MDLP, the Partnership and the other signatories thereto will enter into, on or about the date hereof, into the License Agreement which shall provide for the use of the Marks, without a fee, by the signatories thereto.

Section 9.2 Use of Special General Partner’s Name. Special General Partner and its Affiliates shall in their sole discretion determine whether to permit the use of their names in connection with the Partnership. The Developer Partners and their respective Affiliates acknowledge and agree that the name of Special General Partner and any of its Affiliates may not be used by the Developer Partners, any of their respective Affiliates or the Partnership in connection with the Partnership without the prior written consent of Special General Partner.

Section 9.3 No Use of Related Mark. Neither Special General Partner nor its Affiliates shall be permitted to use the word “Xanadu” in any manner except as provided in the License Agreement.

MISCELLANEOUS

Liability Among Partners; Exculpation and Indemnification.

No Partner shall be liable to any other Partners or to the Partnership by reason of its actions or omission in connection with the Partnership except in the case of actual fraud, gross negligence or willful misconduct. Neither the Partners, nor any officer, director, manager, member employee, representative, agent or affiliate of the Partners, nor any of their respective officers, directors, managers or members (each a “Covered Person,” and collectively, the “Covered Persons”) shall be liable to the Partnership or any other Person who has an interest in or claim against the Partnership for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s fraud, gross negligence or willful misconduct.

To the fullest extent permitted by applicable law, each Covered Person shall be entitled to indemnification from the Partnership for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s fraud, gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 9.1 by the Partnership shall be provided out of and to the extent of Partnership assets only, and the Partners shall not have personal liability on account thereof

To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 10.1.

A Covered Person shall be fully protected in relying in good faith upon the records of the Partnership and upon such information, opinions, reports or statements presented to the Partnership by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Partnership, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Partners might properly be paid.

To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Partnership or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Partnership or any other Covered Person. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Covered Person.

Except as otherwise expressly provided in this Agreement, each Partner shall look solely to the assets of the Partnership for all distributions contemplated by this Agreement or otherwise with respect to the Partnership and, if applicable, such Partner’s capital contributions in the Partnership (including return thereof), and such Partner’s share of profits or losses thereof, and shall have no recourse therefor (upon dissolution or otherwise) against any other Partner. Notwithstanding anything to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not be required to make a distribution to any Partner contemplated by this Agreement if such distribution would violate the Act or other applicable law.

The indemnification rights contained in this Section 10.1 shall be cumulative of, and in addition to, any and all rights, remedies and recourses to which the Covered Persons shall be entitled, whether pursuant to the provisions of this Agreement, at law or in equity.

The foregoing provisions of this Section 10.1 shall survive any termination of this Agreement.

[Intentionally Omitted]

Take Down. Pursuant to the Mack-Cali Rights Agreement, the Partners acknowledge and agree that the Special General Partner has certain Take Down rights with respect to the Partnership as more particularly set forth in the Mack-Cali Rights Agreement and incorporated by reference herein. Upon the exercise of the Special General Partner’s option to Take Down, the General Partner shall cause the Partnership to issue limited partnership interests to the

Special General Partner, and/or its Affiliate(s), in consideration for its obligations following a Take-Down and this Agreement shall be amended and restated in accordance with this Section 10.3 and with the terms and conditions the Mack-Cali Rights Agreement. If the Special General Partner does not exercise its Take Down option, as more fully described in the Mack-Cali Rights Agreement within the time periods and on the conditions described therein then the interest of the Special General Partner in the Partnership shall immediately terminate and the Special General Partner shall cease to be a partner in the Partnership for all purposes, all as more fully described in the Mack-Cali Rights Agreement.

Mediation and Arbitration. Unless otherwise indicated, capitalized terms in this Section 10.4 that are not defined in this Agreement shall be defined as set forth in the Mack-Cali Rights Agreement.

Unless otherwise expressly provided herein, it is understood and agreed by the Partners that, in the event any dispute, disagreement, claim or controversy arises between any of the Partners, arising under or related to this Agreement or relating to any approvals or agreements required to be given or made by the parties hereto under this Agreement, including a dispute, disagreement, claim or controversy in connection with a Major Decision (the “Disputes”), then, at the request of any of the Partners, the disputing parties shall resolve the Dispute promptly through confidential mediation with a mediator jointly selected by the disputing parties. If the disputing parties are unable to agree on the mediator within two (2) days after written notice from one disputing party to the other demanding mediation, the disputing parties shall each select one (1) mediator and those two (2) mediators shall jointly select a third mediator as soon as practicable and such third mediator shall act as mediator hereunder. All mediators selected shall be licensed attorneys experienced in complex real estate and partnership transactions and the tax consequences thereof. Each party shall bear its own fees and expenses attributable to the mediation, provided, however, that the costs, fees and expenses attributable to the independent mediator shall be borne equally among the disputing parties.

In the event that the disputing parties are unable to settle their Dispute through mediation within ten (10) Business Days after the mediator has been selected as provided above, any unresolved Dispute shall be submitted to binding arbitration in the State of New York, within five (5) Business Days from the date the disputing parties were unable to settle their dispute through mediation, with each party to bear its own fees and expenses attributable thereto, before a panel of three (3) neutral arbitrators from the Large Complex Case Panel of the American Arbitration Association (the “Arbitrators”), said Arbitrators to be attorneys with at least ten (10) years experience in complex real estate and partnership transactions and the tax consequences thereof. The arbitration shall be conducted in accordance with the then-current commercial Arbitration Rules of the American Arbitration Association. The Arbitrators shall render their decision within ten (10) Business Days after the Dispute is submitted to the arbitration panel. In furtherance of the foregoing, it is understood and agreed that the decision rendered by the Arbitrators hereunder shall be binding and absolutely conclusive upon the parties hereto and may be enforced by entry of a judgment in any court having jurisdiction. The fees and expenses of Arbitrators shall be borne equally among the disputing parties. To the extent, if any, that the party or parties prevailing in any such arbitration proceedings are required to seek judicial confirmation or enforcement of the Arbitrators’ award, the non-prevailing party or parties shall be obligated to pay for such prevailing party’s or parties’ reasonable and actual fees, costs, expenses and disbursements incurred in connection with such judicial confirmation and/or enforcement. Notwithstanding the foregoing, a party may seek a preliminary injunction or other preliminary judicial relief if in its judgment such action is necessary to avoid irreparable damage. Despite such action, the parties hereto will continue to participate in good faith in the procedures specified in this Section 10.4(b). All applicable statutes of limitation shall be tolled while the procedures specified in this Section 10.4(b) are pending. The parties hereto will take such action, if any, required to effectuate such tolling.

No Agency Created. Nothing herein contained shall be construed to constitute any Partner (or any Affiliate thereof) the agent of another Partner or to limit the Partners (or any Affiliates thereof) in any manner in the carrying on of their own respective businesses or activities. Except as provided in this Agreement, each Partner acknowledges and agrees that none of the Partnership or any Partner (or any Affiliate of any Partner) shall have any right, by virtue of this Agreement, either to participate in, or to share in, any now existing ventures or any of the other Partners or their respective Affiliates, or in the income or proceeds derived from such ventures. Any Partner may engage in and/or possess any interest in any other business or real estate venture of any nature and description, independently, or with others, including but not limited to, the ownership, financing, leasing, operation, management, syndication, brokerage and development of real property; and neither the Partnership nor any other Partner shall have any rights in and to such independent ventures or the income or profits derived therefrom.

Approvals. Except as otherwise provided herein, all approvals or consents permitted or required to be given under this Agreement shall be reasonably given and not unreasonably delayed or withheld. In the event that a Partner having a right of approval takes no action within a reasonable time (or, if a time is specified in this Agreement, then within such specified time) subsequent to receipt of the documents or agreements subject to said approval or consent, the approval or consent of said Partner shall be deemed to have been given.

References. References herein to the singular shall include the plural and to the plural shall include the singular, and references to one gender shall include the other, except where the same shall be not appropriate.

Effect of Consent or Waiver. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed to be or construed to be a consent or waiver to or of any other breach or default by such other Partner in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any of the other Partners to declare any of the other Partners in default, irrespective of how long such failure continues, shall not constitute a waiver by any such Partner of its rights hereunder.

Enforceability. If any provisions of this Agreement or the application thereof to any Person or circumstances shall be invalid or unenforceable to any extent, the remainder of this

Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Titles and Captions. Section titles or captions contained in this Agreement are for convenience only and shall not be deemed a part of the contents of this Agreement.

Binding Agreement and Express Third Party Beneficiaries. Subject to the restrictions on transfer and encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the undersigned Partners and their heirs, executors, legal representatives, successors and assigns. Whenever in this instrument a reference to any Partner is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such Partner.

Governing Law. This Agreement is made and shall be construed under and in accordance with the laws of the State of Delaware (without regard to the conflict of laws provisions thereof).

Notices. Any notice, consent, approval, or other communication which is provided for or required by this Agreement must be in writing and may be delivered in person to any Partner or may be sent by a facsimile transmission, telegram, expedited courier or registered or certified U.S. mail, with postage prepaid, return receipt requested. Any such notice or other written communications shall be deemed received by the Partner to whom it is sent (i) in the case of personal delivery, on the date of delivery to the Partner to whom such notice is addressed as evidenced by a written receipt signed on behalf of such Partner, (ii) in the case of facsimile transmission or telegram, the next business day after the date of transmission, (iii) in the case of courier delivery, the date receipt is acknowledged or rejected by the Partner to whom such notice is addressed as evidenced by a written receipt signed on behalf of such Partner, and (iv) in the case of registered or certified mail, the date receipt is acknowledged or rejected on the return receipt for such notice. For purposes of notices, the addresses of the Partners hereto shall be as follows, which addresses may be changed at any time by written notice given in accordance with this provision:

If to General Partner or Limited Partner:

c/o Colony Xanadu, LLC
660 Madison Avenue, Suite 1600
New York, NY 10021
Attn: Richard Saltzman
Telephone: 212-832-0500
Facsimile No.: 212-593-5433

And

                c/o Colony Xanadu, LLC
                1999 Avenue of the Stars, Suite 1200
                Los Angeles, CA 90067
                Attn: Joy Mallory
                Telephone: 310-282-8820
                Facsimile No.: 310-282-8808

With a copy to (which shall not constitute notice):

White & Case LLP
1155 Avenue of the Americas
New York, NY 10036-2787
Attn: John Reiss
Attn: Steven Teichman
Facsimile No.: 212-354-8113

If to Special General Partner:

c/o Mack-Cali Realty Corporation
P.O. Box 7817
Edison, NJ 08818-787
Attn: Mitchell E. Hersh, President and Chief Executive Officer
Facsimile No.: 732-205-9040

And: c/o Mack-Cali Realty Corporation
P.O. Box 7817
Edison, NJ 08818-7817
Attn: Roger W. Thomas, Executive Vice President and General Counsel
Facsimile No.: 732-205-9015

For courier or overnight delivery to Special General Partner

c/o Mack-Cali Realty Corporation
343 Thornall Street
Edison, NJ 08837-2206

With a copy to (which shall not constitute notice):

Seyfarth Shaw LLP
1270 Avenue of the Americas
25th Floor
New York, New York 10020
Attn: John P. Napoli
Attn: Stephen Epstein
Facsimile No.: 212-218-5527

Failure of, or delay in delivery of any copy of a notice or other written communication shall not impair the effectiveness of such notice or written communication given to any party to this Agreement as specified herein.

Covenants, Representations and Warranties of the Partners. Each Partner represents and warrants to the other Partners as follows:

it is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to enter into this Agreement and to conduct the business of the Partnership;

this Agreement constitutes the legal, valid and binding obligation of the Partner enforceable in accordance with its terms, subject to the application of principles of equity and laws governing insolvency and creditors’ rights generally;

no consents or approvals (which have not been obtained) are required from any governmental authority or other Person for the Partner to enter into this Agreement and be admitted to the Partnership. All action on the part of the Partner (and its direct or indirect equity owners) necessary for the authorization, execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly taken;

the execution and delivery of this Agreement by the Partner, and the consummation of the transactions contemplated hereby, does not conflict with or contravene the provisions of its organic documents or any agreement or instrument by which it or its properties are bound or any law, rule, regulations, order or decree to which it or its properties are subject;

each Partner is acquiring its Interest for investment, solely for its own account, with the intention of holding such interest for investment and not with a view to, or for resale in connection with, any distribution or public offering or resale of any portion of such interest within the meaning of the Securities Act of 1933, as amended from time to time (the “Securities Act”), or any other applicable federal or state security law, rule or regulations (“Securities Laws”);

each Partner acknowledges that it is aware that its Interest has not been registered under the Securities Act or under any other Security Law in reliance upon exemptions contained therein. Each Partner understands and acknowledges that its representations and warranties contained herein are being relied upon by the Partnership, the other Partner and the constituent owners of such other Partner as the basis for exemption of the issuance of interests in the Partnership from registration requirements of the Securities Act and other Securities Laws. Each Partner acknowledges that the Partnership will not and has no obligation to register any interest in the Partnership under the Securities Act or other Securities Laws;

each Partner acknowledges that prior to its execution of this Agreement, it received a copy of this agreement and that it examined this documents or caused this document to be examined by its representative or attorney. Each Partner does hereby further acknowledge that it or its representative or attorney is familiar with this Agreement, and with the business and affairs of the Partnership, and that except as otherwise specifically provided in this Agreement, it does not desire any further information or data relating to the Partnership, and subsidiary of the Partnership, the Premises or the other Partners. Each Partner does hereby acknowledge that it understands that the acquisition of its Interest is a speculative investment involving a high degree of risks and does hereby represent that is has a net worth sufficient to bear the economic risk of its investment in the Partnership and to justify its investing in a highly speculative venture of this type;

the Partner is in compliance with Executive Order 132324 (September 23, 2001), the rules and regulations of the Office of Foreign Assets Control, Department of Treasury, and any enabling legislation or other Executive Orders in respect thereof;

at all times, including after giving effect to any Transfers permitted pursuant to this Agreement, (a) none of the funds or other assets of the Partner constitutes property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law (including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder) (any such person, entity or government, an “Embargoed Person”) with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable law, rule, regulation, order or decree is in violation thereof; (b) no Embargoed Person has any interest of any nature whatsoever in the Partner with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable law, regulation, order or decree is in violation thereof; and (c) none of the funds of the Partner have been derived from any unlawful activity with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable, law, rule, regulations, order or decree is in violation thereof;

if applicable to such Partner, the Partner has implemented a corporate anti-money laundering plan that is reasonably designed to ensure compliance with applicable foreign and U.S. anti-money laundering law; and

the Partner is familiar with the “U.S. Government Blacklists” maintained by applicable U.S. Federal agencies and none of its partners, members, shareholders, officers or directors are on the “U.S. Government Blacklists”.

Entire Agreement. This Agreement, unless subsequently amended with the consent of all of the Partners, contains the final and entire Agreement among the parties hereto, and they shall not be bound by any terms, conditions, statements or representations, oral or written, not herein contained.

Amendment. This Agreement may be amended or modified by (and only by) a written instrument signed by all of the Partners, which need not be executed or approved by any other Person.

Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature pages and the Agreement may be executed by the affixing of the signatures of each of the Partners to one of such counterpart signature pages; all of such signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single solitary page.

[The remainder of this page is left intentionally blank; signature pages follow]

[signature page attached to A-B Office Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

IN WITNESS WHEREOF, the Partners have executed this Agreement as of the date first above written.

GENERAL PARTNER:

MEADOWLANDS MACK-CALI GP, L.L.C.

By: Meadowlands Developer Limited Partnership, a Delaware
limited partnership, its sole member

By: Meadowlands Limited Partnership, a Delaware limited
partnership, its general partner

By: Colony Xanadu, LLC, a Delaware limited liability
company, its managing general partner

By: ________________________
                                                       Name: __________________
                                                       Title: ___________________

[signature page attached to A-B Office Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

LIMITED PARTNER

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP

By: Meadowlands Limited Partnership, a Delaware limited
partnership, its general partner

By: Colony Xanadu, LLC, a Delaware limited
liability company, its managing general partner
                        By: _________________________
                                                                               Name: ___________________
                                                                               Title: ____________________

[signature page attached to A-B Office Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

SPECIAL GENERAL PARTNER

MACK-CALI MEADOWLANDS SPECIAL L.L.C

By: Mack-Cali Realty, L.P., a Delaware limited
Partnership, its sole member

By: Mack-Cali Realty Corporation, a Maryland
Corporation, its general partner

By: _________________________
                                       Name: ___________________
                                       Title: ____________________

PARTNERS AND PARTNER INFORMATION

GENERAL PARTNER                           INTEREST

MEADOWLANDS MACK-CALI GP, L.L.C.     0.01%

LIMITED PARTNER

MEADOWLANDS DEVELOPER LIMITED     99.99%
PARTNERSHIP

SPECIAL GENERAL PARTNER

MACK-CALI MEADOWLANDS SPECIAL L.L.C.    0.00%

                                                                                                                                  100%

SCHEDULE 1

TENANT PARTNERSHIPS

ERC Meadowlands Mills/Mack-Cali Limited Partnership

Baseball Meadowlands Mills/Mack-Cali Limited Partnership

A-B Office Meadowlands Mack-Cali Limited Partnership

C-D Office Meadowlands Mack-Cali Limited Partnership

Hotel Meadowlands Mack-Cali Limited Partnership

EXHIBIT E

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
C-D OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP

THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF C-D OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP (the “Agreement”) is made as of November 22, 2006 by and among MEADOWLANDS MACK-CALI GP, L.L.C., a Delaware limited liability company (f/k/a Meadowlands Mills/Mack-Cali GP, L.L.C.) (“General Partner”), MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP, a Delaware limited partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) (“Limited Partner” or “MDLP” and together with General Partner, each shall sometimes be referred to herein as a “Developer Partner” and collectively as, the “Developer Partners”), and MACK-CALI MEADOWLANDS SPECIAL L.L.C., a New Jersey limited liability company (“Special General Partner” and together with Limited Partner and General Partner, the “Partners”).

RECITALS:

WHEREAS, the Developer Partners prepared, executed and filed a Certificate of Limited Partnership for C-D Office Meadowlands Mack-Cali Limited Partnership (f/k/a C-D Office Meadowlands Mack-Cali/Mills Limited Partnership) (the “Partnership”) with the Secretary of State of Delaware on June 16, 2005, (as amended from time to time, the “Certificate”). Upon filing the Certificate, the Partnership was assigned file number 3986633;

WHEREAS, MDLP was formed to develop portions of the site surrounding the Continental Airlines Arena (as defined in the Redevelopment Agreement (as hereinafter defined)) site with an entertainment, sports, recreation and retail complex, together with office and hotel components, at the Meadowlands Sports Complex and sometimes commonly referred to as “Meadowlands Xanadu”;

WHEREAS, the Partnership was one of five Delaware limited partnerships set forth on Schedule 1 attached hereto (the “Tenant Partnerships”) formed by the Developer Partners to acquire a leasehold interest in a portion of Meadowlands Xanadu;

WHEREAS, the Developer Partners entered into that certain Limited Partnership Agreement of the Partnership dated as of June 16, 2005 (the “Original Agreement”);

WHEREAS, prior to the date hereof, MDLP entered into: (i) that certain Redevelopment Agreement, dated as of December 3, 2003, with the New Jersey Sports and Exposition Authority (the “NJSEA”) pursuant to which, among other things, MDLP is entitled, on the terms and conditions set forth therein, to redevelop Meadowlands Xanadu; and (ii) the following amendments to the Redevelopment Agreement: (a) that certain First Amendment to Redevelopment Agreement dated as of October 5, 2004, (b) that certain Second Amendment to Redevelopment Agreement dated as of March 15, 2005, (c) that certain Third Amendment to Redevelopment Agreement dated as of May 23, 2005 to be effective as of March 30, 2005, and (d) that certain Fourth Amendment to Redevelopment Agreement dated as of June 30, 2005 (such Redevelopment Agreement, together with such amendments, being collectively referred to herein as the “Redevelopment Agreement”);

WHEREAS, the real property that is subject to the Redevelopment Agreement and upon which MDLP has commenced construction of Meadowlands Xanadu is referred to in the Redevelopment Agreement and herein as the “Project Site”;

WHEREAS, the Redevelopment Agreement contemplates that certain agreements were to be executed, and certain funds were to be paid (including the Development Rights Fee (as defined in the Redevelopment Agreement)), and certain actions were to be taken, upon the occurrence of the Development Rights Fee Funding Date (as defined in the Redevelopment Agreement), and that the Development Rights Fee Funding Date was to occur on June 30, 2005;

WHEREAS, the Development Rights Fee Funding Date occurred on June 30, 2005 in connection with the closing of the transactions contemplated in the Redevelopment Agreement that were to occur on the Development Rights Fee Funding Date (such closing is commonly referred to by the NJSEA and MDLP, and referred to herein, as the “Financial Closing”);

WHEREAS, in connection with the Financial Closing, the following documents (in addition to certain other documents not herein described), each dated as of June 30, 2005, were executed and delivered on behalf of the Partnership: (i) Ground Lease (“C-D Ground Lease”) by and among the NJSEA and the Partnership for the portion of the Project Site commonly known as the C-D Office Site (“C-D Office Site”); (ii) Assignment and Assumption Agreement (referred to in the Redevelopment Agreement as a “Component Agreement”) wherein MDLP assigned certain of its rights and obligations under the Redevelopment Agreement relating to the C-D Office Site to the Partnership; and (iii) a memoranda of lease relating to the C-D Ground Lease;

WHEREAS, in connection with the Financial Closing, the following documents (in addition to those documents listed in the previous recital and in addition to certain other documents not herein described), each dated as of June 30, 2005, were executed and delivered on behalf of other Tenant Partnerships: (i) ground leases (each a “Ground Lease” and together with the C-D Ground Lease the “Ground Leases”) relating to each Component (as defined in the Redevelopment Agreement) portion of the Project Site; (ii) four Component Agreements (as defined in the Redevelopment Agreement) wherein the Partnership assigned certain of its rights and obligations under the Redevelopment Agreement to the Component Entities; and (iii) four memoranda of lease for each of the other Ground Leases;

WHEREAS, the Development Rights Fee (as defined in the Redevelopment Agreement), an amount equal to $160,000,000, is deemed under the Redevelopment Agreement and the Ground Leases to constitute prepaid rent under all of the Ground Leases with respect to the first fifteen (15) years of each of the Ground Leases;

WHEREAS, the Ground Leases allocate the amount of the Development Rights Fee to prepaid rent under the Ground Leases for the first fifteen (15) years of each of the Ground Leases, and treat the payment of such amounts as made by the corresponding Tenant Partnerships (“Prepaid Rent Allocations”), with $21,360,000 of such amount allocated to the C-D Ground Lease;

WHEREAS, at the time of the Financial Closing, notwithstanding that the Development Rights Fee was paid by MDLP to NJSEA, it was the intent of the partners of MDLP that the aggregate amount of the Development Rights Fee be allocated to prepaid rent among each of the Ground Leases in an amount equal to the Prepaid Rent Allocations, and treated as the payment of such amounts by the corresponding Tenant Partnerships;

WHEREAS, at the time of the Financial Closing, notwithstanding that the Development Rights Fee was paid directly by MDLP to NJSEA, it was the intent of the partners of MDLP that the following be deemed to have occurred immediately prior to such payment of the Development Rights Fee to the NJSEA:  (i) on June 30, 2005, MDLP contributed, as capital contributions to the Tenant Partnerships and General Partner, cash in an aggregate amount equal to the Development Rights Fee (the “Aggregate Capital Contributions”), with 99.99% of such Aggregate Capital Contributions being made directly to the Tenant Partnerships (such capital contributions, the “Direct Capital Contributions”) and 0.01% of such Aggregate Capital Contributions being made to General Partner (such capital contributions, the “Indirect Capital Contributions”), (ii) General Partner, on June 30, 2005 and immediately after the Partnership’s contribution of the Indirect Capital Contributions to General Partner, contributed, as capital contributions to the Tenant Partnerships, cash in an aggregate amount equal to the Indirect Capital Contributions (such capital contributions, the “GP Capital Contributions”), (iii) the portions of the Direct Capital Contributions and the GP Capital Contributions were on such date allocated to each Component Entity based upon the allocation of the Development Rights Fee to each Ground Lease as set forth in Exhibit B of the Mack-Cali Rights Agreement (as defined below), and (iv) each of the Tenant Partnerships paid their respective portion of the Development Rights Fee to NJSEA;

WHEREAS, simultaneously herewith, MDLP caused all of the MDLP partnership interests held by Special General Partner, a general partner in MDLP, and its Affiliate, Mack-Cali Meadowlands Entertainment L.L.C., a Delaware limited liability company (“MC Entertainment” and together with Special General Partner the “MC Partners”), a limited partner in MDLP, to be redeemed pursuant to that certain Redemption Agreement dated as of the date hereof by and among MDLP, Special General Partner, MC Entertainment and other signatories thereto, whereby the MC Partners’ partnership interests in MDLP were fully and completely redeemed (the “Redemption”);

WHEREAS, simultaneously herewith the Partners and the Partnership, along with certain other entities have entered into that certain Mack-Cali Rights, Obligations and Option Agreement dated as of the date hereof (the “Mack-Cali Rights Agreement”) which sets forth certain rights and obligations with respect to the Partnership, a copy of which Mack-Cali Rights Agreement is annexed hereto as Exhibit A;

WHEREAS, in connection with the Redemption, MDLP distributed to Special General Partner, among other consideration, a special, non-economic general partnership interest in the Partnership;

WHEREAS, simultaneously herewith the name of Limited Partner has been changed to “Meadowlands Developer Limited Partnership” and the name of the General Partner has been changed to “Meadowlands Mack-Cali GP, L.L.C.”;

WHEREAS, pursuant to the Mack-Cali Rights Agreement, the Special General Partner has certain rights to Take Down (as defined below) the Partnership, which rights (including economic rights) are more particularly set forth in the Mack-Cali Rights Agreement and which rights become effective with respect to the Special General Partner’s interest in the Partnership only upon the Special General Partner’s exercise of its Take Down option with respect to the Partnership;

WHEREAS, in connection with the Redemption, the Partnership (among others) and MDLP entered into that certain License Agreement to provide for the use of the Marks (as defined below), without a fee, by the Partnership; and

WHEREAS, in connection with the Redemption, this Agreement is being amended to admit the Special General Partner as a general partner in the Partnership with a non-economic interest in the Partnership. For the avoidance of doubt, the parties hereto intend that the Special General Partner shall not be treated as a partner for tax purposes and the Partnership shall not be treated as a “partnership” for tax purposes, in each case, prior to the exercise of the Take Down.

NOW, THEREFORE, the Partners, by execution of this Agreement, desire to amend the Original Agreement and adopt this Agreement in its entirety, set forth their rights and obligations with respect to the Partnership as a limited partnership pursuant to and in accordance with the Delaware Revised Uniform Limited Partnership Act (6 Del. C.§ 17-101 et seq.) (as amended from time to time, the “Act”), and, in consideration of the mutual promises and covenants made herein, the Partners hereby agree as follows:

AGREEMENTS:

DEFINED TERMS

The following terms and variations thereof shall have the following meanings for purposes of this Agreement, unless the context otherwise clearly requires:

“Act” has the meaning set forth in the Recitals.

“Affiliate(s)” shall mean, with respect to any Person, (a) a Person who, directly or indirectly, controls, is under common control with, or is controlled by, that Person, (b) a Person who directly or indirectly owns twenty-five percent (25%) or more of the issued and outstanding securities or other ownership interests (whether voting or non-voting) of that Person, (c) any officer, director, trustee, manager, managing member, general partner or beneficiary of such Person, (d) any spouse, parent, sibling or descendant of any Person described in clause (b) and (c) above, and (e) any trust for the benefit of any Person described in clauses (b) through (d) above or for any spouse, issue or lineal descendant of any Person described in clauses (b)

through (d) above. For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Capital Contributions” has the meaning set forth in the Recitals.

“Agreement” has the meaning set forth in the Preamble and includes the Original Agreement and all amendments hereto.

“Amended Certificate” has the meaning set forth in Section 2.1 hereof.

“Approval of the Partners” shall mean the approval in writing by the Partners and, unless otherwise expressly provided herein to the contrary, the Partners shall not unreasonably withhold, delay or condition such approval.

“Arbitrators” has the meaning set forth in Section 10.4(b) hereof.

“Authority Agreement” and “Authority Agreements” have the meaning set forth in Section 5.2(a)(v) hereof.

“Bankruptcy” means with respect to any Person, if such Person (a) makes an assignment for the benefit of creditors, (b) files a voluntary petition in bankruptcy, (c) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (d) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (e) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (f) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (g) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within ninety (90) days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within ninety (90) days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of “Bankruptcy,” in conjunction with Section 8.2(c) of this Agreement, is intended to and shall supersede the events of withdrawal set forth in Sections 17-402(a)(4) and (5) of the Act.

“C-D Ground Lease” has the meaning set forth in the Recitals.

“C-D Office Site” has the meaning set forth in the Recitals.

“Certificate” has the meaning set forth in the Recitals.

“Code” means the Internal Revenue Code of 1986, as amended or recodified.

“Covered Person” or “Covered Persons” has the meaning set forth in Section 10.1(a) hereof.

“Developer Partner” or “Developer Partners” has the meaning set forth in the Preamble.

“Direct Capital Contributions” has the meaning set forth in the Recitals.

“Disputes” has the meaning set forth in Section 10.4(a) hereof.

“Embargoed Person” has the meaning set forth in Section 10.12(i) hereof.

“ERISA” means Employee Retirement Income Security Act of 1974, as amended.

“ERISA Plan” means an employee benefit plan, as defined in ERISA Section 3(3), that is subject to ERISA, or a plan that is subject to Section 4975 of the Code.

“Financial Closing” has the meaning set forth in the Recitals.

“Fiscal Year” means the twelve month period ending December 31 of each year; provided that the first Fiscal Year shall be the period beginning on the date the Partnership is formed and ending on December 31, 2005, and the last Fiscal Year shall be the period beginning on January 1 of the calendar year in which the final liquidation and termination of the Partnership is completed and ending on the date such final liquidation and termination is completed (to the extent any computation or other provision hereof provides for an action to be taken on a Fiscal Year basis, an appropriate proration or other adjustment shall be made in respect of the first or final Fiscal Year to reflect that such period is less than a full calendar year period).

“General Partner” means Meadowlands Mack-Cali GP, L.L.C. and any Person who becomes a successor or additional general partner pursuant to the terms of this Agreement, each in its capacity as a general partner of the Partnership.

“GP Capital Contributions” has the meaning set forth in the Recitals.

“Ground Lease” or “Ground Leases” has the meaning set forth in the Recitals.

“Indirect Capital Contributions” has the meaning set forth in the Recitals.

“Interest” means the entire ownership interest (which may be expressed as a percentage) of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled pursuant to this Agreement, the Mack-Cali Rights Agreement and under the Act, together with all obligations of such Partner to comply with the terms and provisions of this Agreement, the Mack-Cali Rights Agreement and the Act. The Interest of each Partner is set forth on Exhibit B hereto, as the same is amended from time to time.

“License Agreement” shall mean that certain License Agreement, dated on or about the date hereof, by and among MDLP, the Partnership, ERC Meadowlands Mills/Mack-Cali Limited Partnership, A-B Office Meadowlands Mack-Cali Limited Partnership, Hotel Meadowlands Mack-Cali Limited Partnership and Baseball Meadowlands Mills/Mack-Cali Limited Partnership.

“Limited Partner” has the meaning set forth in the Preamble and includes any Person who becomes a successor or additional limited partner pursuant to the terms of this Agreement, each in its capacity as a limited partner of the Partnership.

“Mack-Cali Rights Agreement” has the meaning set forth in the Recitals.

“Marks” has the meaning set forth in the License Agreement.

“Major Decisions” has the meaning set forth in Section 5.2.

“MC Entertainment” has the meaning set forth in the Recitals.

“MC Partners” has the meaning set forth in the Recitals.

“MDLP” means Meadowlands Developer Limited Partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) and any Person who becomes a successor or additional general partner pursuant to the terms of this Agreement, each in its capacity as a general partner of the Partnership.

“Meadowlands Xanadu” has the meaning set forth in the Recitals.

“NJSEA” has the meaning set forth in the Recitals.

“Original Agreement” has the meaning set forth in the Recitals.

“Partner” or “Partners” has the meaning set forth in the Preamble.

“Partnership” has the meaning set forth in the Recitals.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Premises” has the meaning assigned to that term in the C-D Ground Lease.

“Prepaid Rent Allocations” has the meaning set forth in the Recitals.

“Project” shall have the meaning specified in the Redevelopment Agreement as it relates solely to the C-D Office Site.

“Project Site” has the meaning set forth in the Recitals.

“Redemption” has the meaning set forth in the Recitals.

“Redevelopment Agreement” has the meaning set forth in the Recitals.

“ROFR Component Entity” or “ROFR Component Entities” has the meaning set forth in the Mack-Cali Rights Agreement.

“Securities Act” has the meaning set forth in Section 10.12(e) hereof.

“Securities Laws” has the meaning set forth in Section 10.12(e) hereof.

“Special General Partner” has the meaning set forth in the Preamble and includes any Person who becomes a successor or additional special general partner pursuant to the terms of this Agreement, each in its capacity as a special general partner of the Partnership.

“Take Down” has the meaning ascribed to such term in the Mack-Cali Rights Agreement.

“Tenant Partnerships” has the meaning set forth in the Recitals.

“Transfer” has the meaning set forth in Section 7.1 hereof.

“Transferor” has the meaning set forth in Section 7.2(c)(i) hereof.

“Transferee” has the meaning set forth in Section 7.2(c)(i) hereof.

THE PARTNERSHIP; partners

Formation, Name and Existence. The Developer Partners, prepared, executed and filed a Certificate with the Secretary of State of Delaware on June 16, 2005 and the Partners prepared, executed and filed or caused to be filed an Amended and Restated Certificate of Limited Partnership of the Partnership on the date hereof (the “Amended Certificate”). The Partners hereby confirm and ratify the formation and existence of the Partnership under the name “C-D Office Meadowlands Limited Partnership”, as a Delaware limited liability partnership, pursuant to the provisions of the Act and this Agreement. The existence of the Partnership as a separate legal entity shall continue until cancellation of the Amended Certificate as provided in the Act.

Partners. The names and Interests of the Partners are set forth in Exhibit B attached hereto.

Special General Partner. Special General Partner is admitted to the Partnership solely as a general partner without economic rights with respect to any capital, profit, loss, deductions, credits and allowances of the Partnership or any cash or other property distributable by the Partnership.

Purpose. The purposes and businesses of the Partnership shall be limited to the following: (a) acquiring and holding a leasehold interest in the Premises pursuant to the C-D Ground Lease; (b) designing, constructing, developing, leasing, operating, managing and disposing of the Premises or interests therein; (c) financing the Premises; and (d) transacting any and all lawful business for which a limited partnership may be organized under the laws of the State of Delaware that is incident, necessary and appropriate to accomplish the foregoing.

Tax Status. The Partners intend that the Partnership constitute an entity disregarded from its owner for federal income tax purposes and no Partner, or any transferee or successor thereto, shall take any action or report anything inconsistent with such intended tax status.

Principal Office and Place of Business. The principal office and place of business of the Partnership shall be the principal office of the General Partner or such other address as the General Partner directs. The Partnership may have such additional offices as the General Partner deems advisable.

Registered Agent. The registered agent of the Partnership shall be Corporation Services Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The General Partner shall have the right to change the registered agent of the Partnership at any time in compliance with the Act and the laws of all other jurisdictions in which the Partnership may elect to conduct business.

CONTRIBUTION BY THE PARTNERS

Initial Capital of the Partnership. As a result of the transactions described in the Recitals, the Developer Partners respectively each contributed a portion of the Aggregate Capital Contributions to the capital of the Partnership. No Partner shall be treated as having contributed to the Partnership any portion of the Prepaid Rent Allocations and no Partner shall receive any credit in its capital account for any portion of the Prepaid Rent Allocations.

Limitation on Withdrawal of Capital. Except as expressly provided in this Agreement, no Partner (a) shall have the right to withdraw or receive any return on its contributions or claim to any Partnership capital prior to termination of the Partnership pursuant to Article VIII hereof, (b) shall have any right to demand and receive property other than cash in return for its contributions, or (c) shall be liable to any other Partner for the return of such Partner’s contributions to the Partnership, or any portion thereof, it being expressly understood that such return shall be made solely from Partnership assets.

PROFIT AND LOSSES; DISTRIBUTIONS

Profits and Losses. All income, profits, losses, deductions and credits of the Partnership shall be allocated to the Developer Partners.

Distributions. Any distributions made by the Partnership shall be made to the Developer Partners.

MANAGEMENT; LEGAL TITLE TO PROPERTY

Management Authority.

Except as otherwise expressly provided in this Agreement, the Mack-Cali Rights Agreement or in the Act, management decisions of the Partnership shall be made solely by the General Partner, which shall be solely responsible for the conduct of the Partnership’s business subject to the provisions of this Agreement, the Mack-Cali Rights Agreement and applicable law. The General Partner shall have all of the rights, powers, duties and obligations of a general partner as provided in the Act and as otherwise provided by law, and any action taken by the General Partner that is not in violation of this Agreement, the Act or other applicable law shall constitute the act of and serve to bind the Partnership. Except as otherwise expressly provided herein, the Limited Partner shall not have or exercise any right in connection with the management of the Partnership’s business.

The General Partner shall devote itself to the business and purpose of the Partnership, as set forth in Section 2.4 above, to the extent reasonably necessary for the efficient carrying on thereof (it being acknowledged, however, that the General Partner shall not be required to devote its time exclusively to the operation of the Partnership), without compensation. Whenever requested by any of the other Partners, the General Partner shall render a just and faithful account of all dealings and transactions relating to the business of the Partnership. The acts of the General Partner shall bind the Partnership when within the scope of the General Partner’s authority expressly granted hereunder.

Major Decisions. Unless otherwise indicated, capitalized terms in this Section 5.2 that are not defined in this Agreement shall be defined as set forth in the Mack-Cali Rights Agreement. The Partners shall not take the following decisions (each a “Major Decision”) without the prior written approvals as specified below. In the event of a failure to agree on a matter set forth in this Section 5.2, the matter shall be submitted to mediation and/or arbitration in accordance with Section 10.4 of this Agreement.

The following decisions or acts with respect to, or on the part of, the Partners shall require the prior written Approval of the other Partners, which Approval may not be unreasonably withheld, delayed or conditioned by a Partner. If a Partner (directly or through its authorized representative) shall request that another Partner provides such written approval, the requested Partner (directly or through its authorized representatives) shall have ten (10) Business Days after receipt of a written request from the requesting Partner to grant or deny such approval provided that the requested Partner shall have received information as reasonably required to render such decision. A failure of the requested Partner to provide such written approval or denial within such ten (10)

Business Day period shall be deemed to mean that the requested Partner shall have granted such written approval):

Any amendment to this Agreement or other organizational documents of the Partnership;

Entering into, or undertaking of, any agreement, transaction or action relating to the Project that (a) is not within the scope of this Agreement, or (b) is not contemplated by or within the scope of the Transaction Documents, or (c) is not related to the ownership, operation or management of any portion of the Project as contemplated by this Agreement and the Transaction Documents, in each case, if such action or undertaking would have an adverse effect on the Partnership or the Premises;

Adjusting, settling or compromising any claim, obligation, debt, demand, suit or judgment against or on behalf of the Partnership, but only if and to the extent such adjustment, settlement or compromise would have an adverse effect on the Partnership;

To the extent applicable, establishing or adjusting the gross asset value for any contributed or distributed asset (other than cash) to or from the Partnership, except as provided herein;

Entering into any amendment to, or modification of, the Redevelopment Agreement, the Project Operating Agreement, the Construction Management Agreement, the Declaration, the Project Labor Agreement, the Ground Leases, the Right of Entry Agreement, the Access and Indemnity Agreement, the Master Plan, and any other agreement to be entered into with the NJSEA (any of which, an “Authority Agreement” and, together, the “Authority Agreements”) which is inconsistent with any of the foregoing enumerated instruments but only if and to the extent adversely affecting the Partnership;

Entering into any agreement with The New York Football Giants or The New York Football Jets that adversely affects the Partnership;

Any transfer, assignment or pledge of the “Right of First Refusal” pursuant to the Redevelopment Agreement;

Any voluntary action or decision which, if undertaken or made, would violate Section 7 of the Mack-Cali Rights Agreement;

To the extent applicable, preparation or identification of (and any amendment, modification or revision to), for submission to the NJSEA, the Final Project Sequencing Plan, Final Traffic and Infrastructure Sequencing Plan, the Preliminary Traffic and Infrastructure

Improvements (including preparation of the estimated budget to permit, design and construct the Final Traffic and Infrastructure Improvements), marketing and publicity program referred to in Section 3.4(b) of the Redevelopment Agreement (regarding encouraging the use of the rail system by Project visitors), the written plan for the Job Skills Training referred to in Section 3.6(a) of the Redevelopment Agreement, the Small Business Marketing Plan referred to in Section 3.6(b) of the Redevelopment Agreement, or any other report, document or schedule pursuant to any Authority Agreement or the Cooperation Agreement but only if and to the extent that any of the foregoing actions or documents are inconsistent with the Authority Agreements or the Cooperation Agreement or adversely affect the Partnership or the Premises;

[Intentionally Omitted];

To the extent applicable, designation or selection of the Stakeholders Liaison (as such term is defined in the Redevelopment Agreement);

To the extent applicable, enforcement or written waiver of any claim or determination related to the assertion of an Authority Interference which Authority Interference has an adverse impact on the Partnership or the Premises and which assertion occurs prior to four (4) years after the Grand Opening Date;

Making any distribution or payment by the Partnership to any Person (including any party hereto or any Affiliate of any party hereto) that is not expressly contemplated by this Agreement;

Causing or permitting the Partnership to be in Bankruptcy;

Causing the Partnership to incur or obtain bond debt or other public financing vehicle(s) other than bond debt or other public financing vehicle(s) that is not secured by a mortgage, deed of trust or other security instrument encumbering the Premises intended to fund Infrastructure Improvement Costs and Program Costs, as well as a debt service reserve fund for such loan, capitalized interest and other issuance costs related to the loan, as described in the Authority Agreements, and having commercially reasonable terms and conditions at least as favorable as follows:

a.	Loan Term: not less than 10 years;
b.	Amortization Period: not less than 20 years;
c.	Interest Rate: fixed rate of not greater than 8.5% per annum or variable rate of LIBOR plus 300 basis points;
d.	Maximum Net Proceeds: $160,000,000;
e.	The Partnership shall only be responsible on a nonrecourse basis for its proportionate share of the proceeds and such obligations are several; and
f.
No guaranty by the Special General Partner or its Affiliates and no substitute or additional collateral (for example, a letter of credit) to be provided by the Special General Partner or its Affiliates.

The granting of any mortgage, deed of trust or other security instrument encumbering the Premises other than to secure a loan from a third party that provides for the release of the Premises from the lien of the mortgage, deed of trust or other security instrument in connection with the Take Down of the Partnership as contemplated in Section 10 of the Mack-Cali Rights Agreement provided that such release does not require any additional payment of principal and interest or any payments, including fees or points, other than reimbursement of reasonable legal fees to effectuate the same;

[Intentionally Omitted]; and

To the extent applicable, adjusting, settling or compromising any claim, obligation, debt, demand, suit or judgment against or on behalf of the Partnership in excess of the greater of (a) $1,000,000 in the aggregate, or (b) five percent (5%) of stabilized net operating income of the Partnership (with such stabilized net operating income being defined to mean the net operating income for the third full Fiscal Year after Completion (as defined in the Redevelopment Agreement) shall have occurred with respect to the Premises).

The following decisions and acts with respect to, or on the part of, a Partner shall require the prior written Approval of the Partners, which approval may be granted or withheld in the other Partners’ sole and absolute discretion. If a Partner (directly or through its authorized representative) shall request that another Partner provides such written approval, the requested Partner (directly or through its authorized representatives) shall have ten (10) Business Days after receipt of a written request from the requesting Partner to grant or deny such approval provided that the requested Partner shall have received information as reasonably required to render such decision. A failure of the requested Partner to provide such written approval or denial within such ten (10) Business Day period shall be deemed to mean that the requested Partner shall have granted such written approval):

The undertaking of any of the following acts if and to the extent inconsistent with this Agreement or the Partnership’s organizational documents or any of the Authority Agreements that would: (a) cause the Partnership’s dissolution or termination other than contemporaneous with or subsequent to the sale or other disposition of all or substantially all of the Partnership’s assets, or (b) cause the Partnership to become an entity other than a “limited partnership” organized under the Act (including, without limitation, under any conversion statute);

Possessing any Partnership or Partner property, or assigning any rights in specific property for other than an entity purpose;

Except as otherwise permitted by this Agreement, admitting or permitting or causing the Partnership to admit new or substitute partners, causing the Partnership to redeem or repurchase all or any of a Partner’s Interest, agreeing to issue, directly or indirectly, any Interests in the Partnership, or granting, issuing or agreeing to grant or issue, directly or indirectly, any right, option or warrant to subscribe for, purchase, or otherwise acquire Interests in the Partnership;

Changing the name of the Partnership or the name under which any such entity does business from the name(s) set forth in such entity’s organizational documents;

Authorizing or effectuating a merger or consolidation of the Partnership with or into one or more other entities;

Authorizing or effectuating a dissolution, liquidation, termination or winding up of the Partnership other than contemporaneous with or subsequent to a sale or other disposition of all or substantially all of the Partnership’s assets;

Making the election (or otherwise doing anything else) which would result in the Partnership being treated as anything other than a “partnership” for federal, state, local and, as applicable, foreign tax purposes;

Taking any affirmative action not contemplated in this Agreement with the intent that the Special General Partner shall have personal liability for any of the expenses, debts, obligations, liabilities, contracts, judgments or other obligations of the Partnership; and

Development or construction of any office or hotel within Meadowlands Xanadu.

Title to Land. Legal title to the Premises and other property of the Partnership shall be taken and at all times held in the name of the Partnership.

Section 5.4 No Contracts with Affiliates. Except as otherwise provided herein, no Partner shall enter into any agreement or other arrangement for the furnishing to or by the Partnership of goods or services or leases, subleases, licenses, concessions or other agreements with any Person who is an Affiliate of such Partner (including leases of space to Affiliate businesses) unless goods or services are provided to the Partnership of such lease or other payments are at market rates of compensation and the terms and conditions thereof are approved by Special General Partner.

Section 5.5 Notice of Lawsuits, Liens, Defaults under Loans, etc. Each of the Partners shall notify the other Partners as soon as reasonably possible upon receipt of any written notice of: (i) the filing or threatened filing of any action in law or in equity naming the Partnership, as a party relating in any material way to any portion of the C-D Office Site; or (ii) any actions to impose material liens of any kind whatsoever or of the imposition of any lien whatsoever against its assets including the C-D Ground Lease or any portion thereof, that may have a material adverse effect on the Partnership.

FISCAL YEAR, BOOKS AND RECORDS, BANK ACCOUNTS

Fiscal Year. The Fiscal Year of the Partnership shall be the calendar year.

Books and Records.

There shall be kept and maintained at the Partnership’s principal place of business full and accurate books and records showing all receipts and expenditures, assets and liabilities, profits, losses and distributions, and all other records necessary for recording the Partnership’s business and affairs.

The books of the Partnership shall be kept on the accounting method determined by the General Partner and shall show at all times each and every item of income and expense.

Each Partner shall have the right at all reasonable times and upon reasonable advance notice, during usual business hours, to audit, examine, and make copies of extracts from the books of account of the Partnership. Such right may be exercised through any agent, employee, or independent public accountant designated by such Partner. Each Partner shall bear all expenses incurred in any examination made for such Partner’s account.

Bank Accounts. The funds of the Partnership shall be deposited in such bank account or accounts of the Partnership as the General Partner determines are required, and the General Partner shall arrange for the appropriate conduct of such accounts.

Tax Returns and Financial Statements. Tax returns and the annual financial statements of the Partnership shall be prepared by, or at the direction of, the General Partner as soon as practicable after the expiration of a tax year and copies of the same shall be delivered to the Partners within a reasonable time thereafter.

SALE, TRANSFER OR MORTGAGE OF INTERESTS

General. Except as expressly permitted in Sections 7.2 and 7.3 of this Agreement or as otherwise expressly permitted in this Agreement, no Partner shall directly or indirectly sell, assign, transfer, pledge, mortgage, convey, charge or otherwise encumber or contract to do or permit any of the foregoing, whether voluntarily or by operation of law (herein sometimes collectively called a “Transfer”), or suffer any Affiliate or other third party to Transfer, any part or all of its Interest or its share of capital, profits, losses, allocations or distributions hereunder without the express prior written consent of Special General Partner, which consent may be withheld for any or no reason whatsoever. Any attempt to Transfer in violation of this Article VII shall be null and void. The giving of consent in any one or more instances of Transfer shall not limit or waive the need for such consent in any other or subsequent instances. Transfers of ownership interests in Special General Partner or any of its Affiliates (including Mack-Cali Realty Corporation or Mack-Cali Realty, L.P.) or Developer Partners or any of their respective Affiliates (including Meadowlands Limited Partnership, Colony Investors VII, LP, Dune Capital Management LP, Kan Am Limited Partnership, The Mills Corporation or The Mills Limited Partnership) shall not constitute a “Transfer” hereunder.

Permitted Transfers.

Transfers By Special General Partner. Without the consent of any other Partner, Special General Partner may from time to time (i) Transfer its Interest, in whole or in part (A) to an Affiliate of such Transferor or (B) from an Affiliate to another Affiliate of such Transferor, (ii) Transfer the aggregate Interests held by such Transferor and its Affiliates to a Person other than an Affiliate so long as (A) such Transferor has the right to control the day to day operations of such Person and (B) such Transferor or its Affiliate owns at least fifty percent (50%) of the beneficial interest in such Person, or (iii) mortgage, pledge or hypothecate all or any portion of such Interest so long as the Person to which such Interest is mortgaged, pledged or hypothecated cannot foreclose or otherwise realize upon such collateral and elect to become a substitute Partner.

Transfer By the Developer Partner. Without the consent of any other Partner, each Developer Partner may from time to time (i) Transfer its Interest, in whole or in part (A) to an Affiliate of such Transferor or (B) from an Affiliate to another Affiliate of such Transferor, (ii) Transfer the aggregate Interests held by such Transferor and its Affiliates to a Person other than an Affiliate so long as (A) such Transferor has the right to control the day to day operations of such Person and (B) such Transferor or its Affiliate owns at least fifty percent (50%) of the beneficial interest in such Person, or (iii) mortgage, pledge or hypothecate all or any portion of such Interest so long as the Person to which such Interest is mortgaged, pledged or hypothecated cannot foreclose or otherwise realize upon such collateral and elect to become a substitute Partner.

                Agreements with Transferees.

If pursuant to the provisions of Sections 7.2(a) or (b), any Partner (“Transferor”) shall purport to make a Transfer of any part of its Interest to any Person (“Transferee”), no such Transfer shall entitle Transferee to any benefits or rights hereunder until:

Transferee agrees in writing to assume and be bound by all the obligations of Transferor and be subject to all the restrictions to which Transferor is subject under the terms of this Agreement and any agreements with respect to the Project to which Transferor is then subject or is then required to be a party; and

Transferor and Transferee enter into a written agreement with the Partnership which provides (x) in the case of a partial transfer of Interests, that Transferor is irrevocably designated the proxy of Transferee to exercise all voting and other approval rights appurtenant to the Interest acquired by Transferee, (y) that Transferor shall remain liable for all obligations arising under this Agreement prior to or after such Transfer in respect of the Interest so transferred; provided, however, that as to any Transfer to a non-Affiliate of the Transferor, Transferor shall only be liable for all obligations arising under this Agreement and any agreements with respect to the Project to which Transferor is then subject or is then required to be a party from and after such Transfer in respect of the Interest so transferred; and (z) that Transferee shall indemnify the Partners from and against all claims, losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and court costs) which may arise as a result of any breach by Transferee of its obligations hereunder.

No Transferee of any Interest shall make any further disposition except in accordance with the terms and conditions hereof.

All costs and expenses incurred by the Partnership, or the non-transferring Partners, in connection with any Transfer of a Interest, including any filing or recording costs and the fees and disbursements of counsel, shall be paid by Transferor.

Take Down by Special General Partner. Notwithstanding anything herein to the contrary, if the Special General Partner exercises a Take Down, the provisions of Section 11 of that certain Limited Partnership Agreement of Meadowlands Mills/Mack-Cali Limited Partnership, dated November 25, 2003, shall be incorporated herein or any amendment or restatement hereof pursuant to and in accordance with Section 10.6 of the Mack-Cali Rights Agreement.

Sale Rights of Special General Partner and Developer Partners; Right of First Offer. Except as provided in Section 7.2, no Partner may sell all or any portion of its or its Affiliates’ Interest at any time prior to the date that is three (3) years after the date of issuance of the certificate of occupancy for the core and shell of the Project.

Restraining Order. If any Partner shall at any time Transfer or attempt to Transfer its Interest or part thereof in violation of the provisions of this Agreement and any rights hereby granted, then the other Partners shall, in addition to all rights and remedies at law and in equity, be entitled to a decree or order restraining and enjoining such Transfer and the offending Partner shall not plead in defense thereto that there would be an adequate remedy at law; it being hereby expressly acknowledged and agreed that damages at law will be an inadequate remedy for a breach or threatened breach of the violation of the provisions concerning Transfer set forth in this Agreement.

ERISA. No Partner shall Transfer all or any part of its Interests to any party, including another Partner, whether or not the Transfer would otherwise be permitted hereunder, if the Transfer would result in the assets of the Partnership being deemed to include assets of an ERISA Plan. At the request of such other Partners and as a condition of the consummation of any Transfer of all or part of a Interest to any party, including another Partner, the Partner proposing to Transfer all or any part of its Interest shall, at its cost, provide an unqualified opinion of counsel, which must be reasonably satisfactory to each such other Partners, that the Transfer would not result in the assets of the Partnership being deemed to include assets of an ERISA Plan, and in addition to such other Partner’s rights under Section 7.4, the Partner proposing to Transfer shall indemnify and hold harmless such other Partners (except any Partner that is the proposed purchaser), from and against any and all loss, cost, tax, liability or expense (including but not limited to reasonable attorneys’ fees and court costs) which such other Partners may suffer if the Transfer would cause the assets of the Partnership being deemed to include assets of any ERISA Plan.

Admission of Additional Partners.

No Person may be admitted as an additional Partner of the Partnership (in contrast with admission as a substitute Partner in connection with a Permitted Transfer) without the consent of the General Partner and the Special General Partner.

Any additional or substitute Partner admitted to the Partnership shall execute and deliver documentation in form satisfactory to the General Partner accepting and agreeing to be bound by this Agreement, and such other documentation as the General Partner shall reasonably require in order to effect such Person’s admission as an additional Partner. The admission of any Person as an additional Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership following the consent of the General Partner to such admission.

Override on Permitted Transfers.

It is expressly understood and agreed that any Transfer permitted pursuant to this Article VII shall in all instances be prohibited (and, if consummated, shall be void ab initio) if such Transfer does not comply with all applicable laws, rules and regulations and other requirements of governmental authorities, including, without limitation, Executive Order 13224 (September 23, 2001), the rules and regulations of the Office of Foreign Assets Control, Department of Treasury, and any enabling legislation or other Executive Orders in respect thereof.

Each admitted Partner shall be required to make the representations and warranties set forth in Section 10.12 of this Agreement to the other Partner(s) and the Partnership as of the date of such Partner’s admission into the Partnership. Each Partner shall be deemed to make the representations and warranties set forth in Section 10.12(h)-(k) of this Agreement to the Partners and the Partnership on behalf of any Person that acquires a beneficial ownership interest in such Partner as of the date of such acquisition.

TERM, DISSOLUTION AND TERMINATION

Term. The Partnership shall have perpetual existence, unless sooner dissolved and liquidated in accordance with the provisions hereof.

Dissolution in Certain Events.

The Partnership shall be dissolved, and its affairs shall be wound up, upon the first to occur of the following: (i) (A) all of the Partners of the Partnership approve in writing, or (B) the Partnership sells or otherwise disposes of its interest in all or substantially all of its assets or (ii) (A) the occurrence of an event of withdrawal (as defined in the Act) with respect to a General Partner, other than an event of withdrawal set forth in Section 17-402(a)(4) or (5) of the Act; provided, the Partnership shall not be dissolved and required to be wound up in connection with any of the events described in this clause (ii)(A) if (1) at the time of the occurrence of any such event there is at least one remaining General Partner of the Partnership who is hereby authorized to and shall carry on the business of the Partnership, or (2) if at such time there is no remaining General Partner, if within ninety (90) days after such event of withdrawal, the Limited Partner agrees in writing or votes to continue the business of the Partnership and to appoint, effective as of the day of withdrawal, one or more additional General Partners, or (3) the Partnership is continued without dissolution in a manner permitted by the Act or this Agreement, (B) there are no limited partners of the Partnership unless the business of the Partnership is continued in accordance with the Act and this Agreement or (C) the entry of a decree of judicial dissolution under Section 17-802 of the Act.

Upon the occurrence of any event that results in the General Partner ceasing to be a General Partner of the Partnership under the Act, if at the time of the occurrence of such event there is at least one remaining General Partner of the Partnership, such remaining General Partner of the Partnership is hereby authorized to and, to the fullest extent permitted by law, shall, carry on the business of the Partnership. Upon the occurrence of any event that causes the last remaining General Partner of the Partnership to cease to be a General Partner of the Partnership, to the fullest extent permitted by law, all the Partners agree that the “personal representative” of such general partner is hereby authorized to, and shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of such General Partner in the Partnership, agree in writing (i) to continue the Partnership and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute General Partner of the Partnership, effective as of the occurrence of the event that terminated the continued membership of the last remaining General Partner of the Partnership in the Partnership.

Upon the occurrence of any event that causes the last remaining Limited Partner of the Partnership to cease to be a Limited Partner of the Partnership, to the fullest extent permitted by law, all the Partners agree that the personal representative of such Limited Partner is hereby authorized to, and shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of such Limited Partner in the Partnership, agree in writing (i) to continue the Partnership and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute limited partner of the Partnership, effective as of the occurrence of the event that terminated the continued membership of the last remaining Limited Partner of the Partnership in the Partnership.

Notwithstanding any other provision of this Agreement to the contrary, the Bankruptcy of, or the occurrence of any event set in Sections 17-402(a)(4) and (5) of the Act with respect to, the General Partner shall not cause the General Partner to cease to be a General Partner of the Partnership, and upon the occurrence of such an event, the Partnership shall continue without dissolution.

The death, incompetency, Bankruptcy, dissolution or other cessation to exist as a legal entity of a Limited Partner shall not, in and of itself, dissolve the Partnership. In any such event, the personal representative (as defined in the Act) of such Limited Partner may exercise all of the rights of such. Limited Partner for the purpose of settling such Limited Partner’s estate or administering its property, subject to the terms and conditions of this Agreement.

Procedures upon Dissolution. Upon dissolution of the Partnership, the Partnership shall be terminated and the General Partner shall liquidate the assets of the Partnership. The proceeds of liquidation shall be applied and distributed in the following order or priority:

first, to the satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Partnership and the expenses of liquidation; and

thereafter, to the Developer Partners in proportion to their respective Interests in the Partnership.

A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities. During the period beginning with the dissolution of the Partnership and ending with its liquidation and termination of the Agreement pursuant to this Section 8.3, the business affairs of the Partnership shall be conducted by the General Partner. During such period, the business and affairs of the Partnership shall be conducted so as to preserve the assets of the Partnership and maintain the status thereof which existed immediately prior to such termination.

USE OF MARK AND MACK-CALI PARTNERS’ NAMES

Section 9.1 Use of Mark by Partnership. MDLP, the Partnership and the other signatories thereto will enter into, on or about the date hereof, into the License Agreement which shall provide for the use of the Marks, without a fee, by the signatories thereto.

Section 9.2 Use of Special General Partner’s Name. Special General Partner and its Affiliates shall in their sole discretion determine whether to permit the use of their names in connection with the Partnership. The Developer Partners and their respective Affiliates acknowledge and agree that the name of Special General Partner and any of its Affiliates may not be used by the Developer Partners, any of their respective Affiliates or the Partnership in connection with the Partnership without the prior written consent of Special General Partner.

Section 9.3 No Use of Related Mark.  Neither Special General Partner nor its Affiliates shall be permitted to use the word “Xanadu” in any manner except as provided in the License Agreement.

MISCELLANEOUS

Liability Among Partners; Exculpation and Indemnification.

No Partner shall be liable to any other Partners or to the Partnership by reason of its actions or omission in connection with the Partnership except in the case of actual fraud, gross negligence or willful misconduct. Neither the Partners, nor any officer, director, manager, member employee, representative, agent or affiliate of the Partners, nor any of their respective officers, directors, managers or members (each a “Covered Person,” and collectively, the “Covered Persons”) shall be liable to the Partnership or any other Person who has an interest in or claim against the Partnership for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s fraud, gross negligence or willful misconduct.

To the fullest extent permitted by applicable law, each Covered Person shall be entitled to indemnification from the Partnership for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s fraud, gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 9.1 by the Partnership shall be provided out of and to the extent of Partnership assets only, and the Partners shall not have personal liability on account thereof

To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 10.1.

A Covered Person shall be fully protected in relying in good faith upon the records of the Partnership and upon such information, opinions, reports or statements presented to the Partnership by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Partnership, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Partners might properly be paid.

To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Partnership or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Partnership or any other Covered Person. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Covered Person.

Except as otherwise expressly provided in this Agreement, each Partner shall look solely to the assets of the Partnership for all distributions contemplated by this Agreement or otherwise with respect to the Partnership and, if applicable, such Partner’s capital contributions in the Partnership (including return thereof), and such Partner’s share of profits or losses thereof, and shall have no recourse therefor (upon dissolution or otherwise) against any other Partner. Notwithstanding anything to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not be required to make a distribution to any Partner contemplated by this Agreement if such distribution would violate the Act or other applicable law.

The indemnification rights contained in this Section 10.1 shall be cumulative of, and in addition to, any and all rights, remedies and recourses to which the Covered Persons shall be entitled, whether pursuant to the provisions of this Agreement, at law or in equity.

The foregoing provisions of this Section 10.1 shall survive any termination of this Agreement.

[Intentionally Omitted]

Take Down. Pursuant to the Mack-Cali Rights Agreement, the Partners acknowledge and agree that the Special General Partner has certain Take Down rights with respect to the Partnership as more particularly set forth in the Mack-Cali Rights Agreement and incorporated by reference herein. Upon the exercise of the Special General Partner’s option to Take Down, the General Partner shall cause the Partnership to issue limited partnership interests to the

Special General Partner, and/or its Affiliate(s), in consideration for its obligations following a Take-Down and this Agreement shall be amended and restated in accordance with this Section 10.3 and with the terms and conditions the Mack-Cali Rights Agreement. If the Special General Partner does not exercise its Take Down option, as more fully described in the Mack-Cali Rights Agreement within the time periods and on the conditions described therein then the interest of the Special General Partner in the Partnership shall immediately terminate and the Special General Partner shall cease to be a partner in the Partnership for all purposes, all as more fully described in the Mack-Cali Rights Agreement.

Mediation and Arbitration. Unless otherwise indicated, capitalized terms in this Section 10.4 that are not defined in this Agreement shall be defined as set forth in the Mack-Cali Rights Agreement.

Unless otherwise expressly provided herein, it is understood and agreed by the Partners that, in the event any dispute, disagreement, claim or controversy arises between any of the Partners, arising under or related to this Agreement or relating to any approvals or agreements required to be given or made by the parties hereto under this Agreement, including a dispute, disagreement, claim or controversy in connection with a Major Decision (the “Disputes”), then, at the request of any of the Partners, the disputing parties shall resolve the Dispute promptly through confidential mediation with a mediator jointly selected by the disputing parties. If the disputing parties are unable to agree on the mediator within two (2) days after written notice from one disputing party to the other demanding mediation, the disputing parties shall each select one (1) mediator and those two (2) mediators shall jointly select a third mediator as soon as practicable and such third mediator shall act as mediator hereunder. All mediators selected shall be licensed attorneys experienced in complex real estate and partnership transactions and the tax consequences thereof. Each party shall bear its own fees and expenses attributable to the mediation, provided, however, that the costs, fees and expenses attributable to the independent mediator shall be borne equally among the disputing parties.

In the event that the disputing parties are unable to settle their Dispute through mediation within ten (10) Business Days after the mediator has been selected as provided above, any unresolved Dispute shall be submitted to binding arbitration in the State of New York, within five (5) Business Days from the date the disputing parties were unable to settle their dispute through mediation, with each party to bear its own fees and expenses attributable thereto, before a panel of three (3) neutral arbitrators from the Large Complex Case Panel of the American Arbitration Association (the “Arbitrators”), said Arbitrators to be attorneys with at least ten (10) years experience in complex real estate and partnership transactions and the tax consequences thereof. The arbitration shall be conducted in accordance with the then-current commercial Arbitration Rules of the American Arbitration Association. The Arbitrators shall render their decision within ten (10) Business Days after the Dispute is submitted to the arbitration panel. In furtherance of the foregoing, it is understood and agreed that the decision rendered by the Arbitrators hereunder shall be binding and absolutely conclusive upon the parties hereto and may be enforced by entry of a judgment in any court having jurisdiction. The fees and expenses of Arbitrators shall be borne equally among the disputing parties. To the extent, if any, that the party or parties prevailing in any such arbitration proceedings are required to seek judicial confirmation or enforcement of the Arbitrators’ award, the non-prevailing party or parties shall be obligated to pay for such prevailing party’s or parties’ reasonable and actual fees, costs, expenses and disbursements incurred in connection with such judicial confirmation and/or enforcement. Notwithstanding the foregoing, a party may seek a preliminary injunction or other preliminary judicial relief if in its judgment such action is necessary to avoid irreparable damage. Despite such action, the parties hereto will continue to participate in good faith in the procedures specified in this Section 10.4(b). All applicable statutes of limitation shall be tolled while the procedures specified in this Section 10.4(b) are pending. The parties hereto will take such action, if any, required to effectuate such tolling.

No Agency Created. Nothing herein contained shall be construed to constitute any Partner (or any Affiliate thereof) the agent of another Partner or to limit the Partners (or any Affiliates thereof) in any manner in the carrying on of their own respective businesses or activities. Except as provided in this Agreement, each Partner acknowledges and agrees that none of the Partnership or any Partner (or any Affiliate of any Partner) shall have any right, by virtue of this Agreement, either to participate in, or to share in, any now existing ventures or any of the other Partners or their respective Affiliates, or in the income or proceeds derived from such ventures. Any Partner may engage in and/or possess any interest in any other business or real estate venture of any nature and description, independently, or with others, including but not limited to, the ownership, financing, leasing, operation, management, syndication, brokerage and development of real property; and neither the Partnership nor any other Partner shall have any rights in and to such independent ventures or the income or profits derived therefrom.

Approvals. Except as otherwise provided herein, all approvals or consents permitted or required to be given under this Agreement shall be reasonably given and not unreasonably delayed or withheld. In the event that a Partner having a right of approval takes no action within a reasonable time (or, if a time is specified in this Agreement, then within such specified time) subsequent to receipt of the documents or agreements subject to said approval or consent, the approval or consent of said Partner shall be deemed to have been given.

References. References herein to the singular shall include the plural and to the plural shall include the singular, and references to one gender shall include the other, except where the same shall be not appropriate.

Effect of Consent or Waiver. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed to be or construed to be a consent or waiver to or of any other breach or default by such other Partner in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any of the other Partners to declare any of the other Partners in default, irrespective of how long such failure continues, shall not constitute a waiver by any such Partner of its rights hereunder.

Enforceability. If any provisions of this Agreement or the application thereof to any Person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Titles and Captions. Section titles or captions contained in this Agreement are for convenience only and shall not be deemed a part of the contents of this Agreement.

Binding Agreement and Express Third Party Beneficiaries. Subject to the restrictions on transfer and encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the undersigned Partners and their heirs, executors, legal representatives, successors and assigns. Whenever in this instrument a reference to any Partner is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such Partner.

Governing Law. This Agreement is made and shall be construed under and in accordance with the laws of the State of Delaware (without regard to the conflict of laws provisions thereof).

Notices. Any notice, consent, approval, or other communication which is provided for or required by this Agreement must be in writing and may be delivered in person to any Partner or may be sent by a facsimile transmission, telegram, expedited courier or registered or certified U.S. mail, with postage prepaid, return receipt requested. Any such notice or other written communications shall be deemed received by the Partner to whom it is sent (i) in the case of personal delivery, on the date of delivery to the Partner to whom such notice is addressed as evidenced by a written receipt signed on behalf of such Partner, (ii) in the case of facsimile transmission or telegram, the next business day after the date of transmission, (iii) in the case of courier delivery, the date receipt is acknowledged or rejected by the Partner to whom such notice is addressed as evidenced by a written receipt signed on behalf of such Partner, and (iv) in the case of registered or certified mail, the date receipt is acknowledged or rejected on the return receipt for such notice. For purposes of notices, the addresses of the Partners hereto shall be as follows, which addresses may be changed at any time by written notice given in accordance with this provision:

If to General Partner or Limited Partner:

c/o Colony Xanadu, LLC
660 Madison Avenue, Suite 1600
New York, NY 10021
Attn: Richard Saltzman
Telephone: 212-832-0500
Facsimile No.: 212-593-5433

And

                c/o Colony Xanadu, LLC
                1999 Avenue of the Stars, Suite 1200
                Los Angeles, CA 90067
                Attn: Joy Mallory
                Telephone: 310-282-8820
                Facsimile No.: 310-282-8808

With a copy to (which shall not constitute notice):

White & Case LLP
1155 Avenue of the Americas
New York, NY 10036-2787
Attn: John Reiss
Attn: Steven Teichman
Facsimile No.: 212-354-8113

If to Special General Partner:

c/o Mack-Cali Realty Corporation
P.O. Box 7817
Edison, NJ 08818-787
Attn: Mitchell E. Hersh, President and Chief Executive Officer
Facsimile No.: 732-205-9040

And: c/o Mack-Cali Realty Corporation
P.O. Box 7817
Edison, NJ 08818-7817
Attn: Roger W. Thomas, Executive Vice President and General Counsel
Facsimile No.: 732-205-9015

For courier or overnight delivery to Special General Partner

c/o Mack-Cali Realty Corporation
343 Thornall Street
Edison, NJ 08837-2206

With a copy to (which shall not constitute notice):

Seyfarth Shaw LLP
1270 Avenue of the Americas
25th Floor
New York, New York 10020
Attn: John P. Napoli
Attn: Stephen Epstein
Facsimile No.: 212-218-5527

Failure of, or delay in delivery of any copy of a notice or other written communication shall not impair the effectiveness of such notice or written communication given to any party to this Agreement as specified herein.

Covenants, Representations and Warranties of the Partners. Each Partner represents and warrants to the other Partners as follows:

it is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to enter into this Agreement and to conduct the business of the Partnership;

this Agreement constitutes the legal, valid and binding obligation of the Partner enforceable in accordance with its terms, subject to the application of principles of equity and laws governing insolvency and creditors’ rights generally;

no consents or approvals (which have not been obtained) are required from any governmental authority or other Person for the Partner to enter into this Agreement and be admitted to the Partnership. All action on the part of the Partner (and its direct or indirect equity owners) necessary for the authorization, execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly taken;

the execution and delivery of this Agreement by the Partner, and the consummation of the transactions contemplated hereby, does not conflict with or contravene the provisions of its organic documents or any agreement or instrument by which it or its properties are bound or any law, rule, regulations, order or decree to which it or its properties are subject;

each Partner is acquiring its Interest for investment, solely for its own account, with the intention of holding such interest for investment and not with a view to, or for resale in connection with, any distribution or public offering or resale of any portion of such interest within the meaning of the Securities Act of 1933, as amended from time to time (the “Securities Act”), or any other applicable federal or state security law, rule or regulations (“Securities Laws”);

each Partner acknowledges that it is aware that its Interest has not been registered under the Securities Act or under any other Security Law in reliance upon exemptions contained therein. Each Partner understands and acknowledges that its representations and warranties contained herein are being relied upon by the Partnership, the other Partner and the constituent owners of such other Partner as the basis for exemption of the issuance of interests in the Partnership from registration requirements of the Securities Act and other Securities Laws. Each Partner acknowledges that the Partnership will not and has no obligation to register any interest in the Partnership under the Securities Act or other Securities Laws;

each Partner acknowledges that prior to its execution of this Agreement, it received a copy of this agreement and that it examined this documents or caused this document to be examined by its representative or attorney. Each Partner does hereby further acknowledge that it or its representative or attorney is familiar with this Agreement, and with the business and affairs of the Partnership, and that except as otherwise specifically provided in this Agreement, it does not desire any further information or data relating to the Partnership, and subsidiary of the Partnership, the Premises or the other Partners. Each Partner does hereby acknowledge that it understands that the acquisition of its Interest is a speculative investment involving a high degree of risks and does hereby represent that is has a net worth sufficient to bear the economic risk of its investment in the Partnership and to justify its investing in a highly speculative venture of this type;

the Partner is in compliance with Executive Order 132324 (September 23, 2001), the rules and regulations of the Office of Foreign Assets Control, Department of Treasury, and any enabling legislation or other Executive Orders in respect thereof;

at all times, including after giving effect to any Transfers permitted pursuant to this Agreement, (a) none of the funds or other assets of the Partner constitutes property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law (including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder) (any such person, entity or government, an “Embargoed Person”) with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable law, rule, regulation, order or decree is in violation thereof; (b) no Embargoed Person has any interest of any nature whatsoever in the Partner with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable law, regulation, order or decree is in violation thereof; and (c) none of the funds of the Partner have been derived from any unlawful activity with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable, law, rule, regulations, order or decree is in violation thereof;

if applicable to such Partner, the Partner has implemented a corporate anti-money laundering plan that is reasonably designed to ensure compliance with applicable foreign and U.S. anti-money laundering law; and

the Partner is familiar with the “U.S. Government Blacklists” maintained by applicable U.S. Federal agencies and none of its partners, members, shareholders, officers or directors are on the “U.S. Government Blacklists”.

Entire Agreement. This Agreement, unless subsequently amended with the consent of all of the Partners, contains the final and entire Agreement among the parties hereto, and they shall not be bound by any terms, conditions, statements or representations, oral or written, not herein contained.

Amendment. This Agreement may be amended or modified by (and only by) a written instrument signed by all of the Partners, which need not be executed or approved by any other Person.

Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature pages and the Agreement may be executed by the affixing of the signatures of each of the Partners to one of such counterpart signature pages; all of such signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single solitary page.

[The remainder of this page is left intentionally blank; signature pages follow]

[signature page attached to C-D Office Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

IN WITNESS WHEREOF, the Partners have executed this Agreement as of the date first above written.

GENERAL PARTNER:

MEADOWLANDS MACK-CALI GP, L.L.C.

By: Meadowlands Developer Limited Partnership, a Delaware
limited partnership, its sole member

By: Meadowlands Limited Partnership, a Delaware limited
partnership, its general partner

By: Colony Xanadu, LLC, a Delaware limited liability
company, its managing general partner

By: ________________________
                                                       Name: __________________
                                                       Title: ___________________

[signature page attached to C-D Office Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

LIMITED PARTNER

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP

By: Meadowlands Limited Partnership, a Delaware limited
partnership, its general partner

By: Colony Xanadu, LLC, a Delaware limited
liability company, its managing general partner

                                                                         By: _________________________
                                                                                Name: ___________________
                                                                                Title: ____________________

[signature page attached to C-D Office Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

SPECIAL GENERAL PARTNER

MACK-CALI MEADOWLANDS SPECIAL L.L.C

By: Mack-Cali Realty, L.P., a Delaware limited
Partnership, its sole member

By: Mack-Cali Realty Corporation, a Maryland
Corporation, its general partner

By: _________________________
                                       Name: ___________________
                                       Title: ____________________

PARTNERS AND PARTNER INFORMATION

GENERAL PARTNER INTEREST

MEADOWLANDS MACK-CALI GP, L.L.C.     0.01%

LIMITED PARTNER

MEADOWLANDS DEVELOPER LIMITED     99.99%
PARTNERSHIP

SPECIAL GENERAL PARTNER

MACK-CALI MEADOWLANDS SPECIAL L.L.C.    0.00%

                                                                                                                                 100%

SCHEDULE 1

TENANT PARTNERSHIPS

ERC Meadowlands Mills/Mack-Cali Limited Partnership

Baseball Meadowlands Mills/Mack-Cali Limited Partnership

A-B Office Meadowlands Mack-Cali Limited Partnership

C-D Office Meadowlands Mack-Cali Limited Partnership

Hotel Meadowlands Mack-Cali Limited Partnership

EXHIBIT F

AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
HOTEL MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP

THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF HOTEL MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP (the “Agreement”) is made as of November 22, 2006 by and among MEADOWLANDS MACK-CALI GP, L.L.C., a Delaware limited liability company (f/k/a Meadowlands Mills/Mack-Cali GP, L.L.C.) (“General Partner”), MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP, a Delaware limited partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) (“Limited Partner” or “MDLP” and together with General Partner, each shall sometimes be referred to herein as a “Developer Partner” and collectively as, the “Developer Partners”), and MACK-CALI MEADOWLANDS SPECIAL L.L.C., a New Jersey limited liability company (“Special General Partner” and together with Limited Partner and General Partner, the “Partners”).

RECITALS:

WHEREAS, the Developer Partners prepared, executed and filed a Certificate of Limited Partnership for Hotel Meadowlands Mack-Cali Limited Partnership (f/k/a Hotel Meadowlands Mack-Cali/Mills Limited Partnership) (the “Partnership”) with the Secretary of State of Delaware on June 16, 2005, (as amended from time to time, the “Certificate”). Upon filing the Certificate, the Partnership was assigned file number 3986638;

WHEREAS, MDLP was formed to develop portions of the site surrounding the Continental Airlines Arena (as defined in the Redevelopment Agreement (as hereinafter defined)) site with an entertainment, sports, recreation and retail complex, together with office and hotel components, at the Meadowlands Sports Complex and sometimes commonly referred to as “Meadowlands Xanadu”;

WHEREAS, the Partnership was one of five Delaware limited partnerships set forth on Schedule 1 attached hereto (the “Tenant Partnerships”) formed by the Developer Partners to acquire a leasehold interest in a portion of Meadowlands Xanadu;

WHEREAS, the Developer Partners entered into that certain Limited Partnership Agreement of the Partnership dated as of June 16, 2005 (the “Original Agreement”);

WHEREAS, prior to the date hereof, MDLP entered into: (i) that certain Redevelopment Agreement, dated as of December 3, 2003, with the New Jersey Sports and Exposition Authority (the “NJSEA”) pursuant to which, among other things, MDLP is entitled, on the terms and conditions set forth therein, to redevelop Meadowlands Xanadu; and (ii) the following amendments to the Redevelopment Agreement: (a) that certain First Amendment to Redevelopment Agreement dated as of October 5, 2004, (b) that certain Second Amendment to Redevelopment Agreement dated as of March 15, 2005, (c) that certain Third Amendment to Redevelopment Agreement dated as of May 23, 2005 to be effective as of March 30, 2005, and (d) that certain Fourth Amendment to Redevelopment Agreement dated as of June 30, 2005 (such Redevelopment Agreement, together with such amendments, being collectively referred to herein as the “Redevelopment Agreement”);

WHEREAS, the real property that is subject to the Redevelopment Agreement and upon which MDLP has commenced construction of Meadowlands Xanadu is referred to in the Redevelopment Agreement and herein as the “Project Site”;

WHEREAS, the Redevelopment Agreement contemplates that certain agreements were to be executed, and certain funds were to be paid (including the Development Rights Fee (as defined in the Redevelopment Agreement)), and certain actions were to be taken, upon the occurrence of the Development Rights Fee Funding Date (as defined in the Redevelopment Agreement), and that the Development Rights Fee Funding Date was to occur on June 30, 2005;

WHEREAS, the Development Rights Fee Funding Date occurred on June 30, 2005 in connection with the closing of the transactions contemplated in the Redevelopment Agreement that were to occur on the Development Rights Fee Funding Date (such closing is commonly referred to by the NJSEA and MDLP, and referred to herein, as the “Financial Closing”);

WHEREAS, in connection with the Financial Closing, the following documents (in addition to certain other documents not herein described), each dated as of June 30, 2005, were executed and delivered on behalf of the Partnership: (i) Ground Lease (“Hotel Ground Lease”) by and among the NJSEA and the Partnership for the portion of the Project Site commonly known as the Hotel Site (“Hotel Site”); (ii) Assignment and Assumption Agreement (referred to in the Redevelopment Agreement as a “Component Agreement”) wherein MDLP assigned certain of its rights and obligations under the Redevelopment Agreement relating to the Hotel Site to the Partnership; and (iii) a memoranda of lease relating to the Hotel Ground Lease;

WHEREAS, in connection with the Financial Closing, the following documents (in addition to those documents listed in the previous recital and in addition to certain other documents not herein described), each dated as of June 30, 2005, were executed and delivered on behalf of other Tenant Partnerships: (i) ground leases (each a “Ground Lease” and together with the Hotel Ground Lease the “Ground Leases”) relating to each Component (as defined in the Redevelopment Agreement) portion of the Project Site; (ii) four Component Agreements (as defined in the Redevelopment Agreement) wherein the Partnership assigned certain of its rights and obligations under the Redevelopment Agreement to the Component Entities; and (iii) four memoranda of lease for each of the other Ground Leases;

WHEREAS, the Development Rights Fee (as defined in the Redevelopment Agreement), an amount equal to $160,000,000, is deemed under the Redevelopment Agreement and the Ground Leases to constitute prepaid rent under all of the Ground Leases with respect to the first fifteen (15) years of each of the Ground Leases;

WHEREAS, the Ground Leases allocate the amount of the Development Rights Fee to prepaid rent under the Ground Leases for the first fifteen (15) years of each of the Ground Leases, and treat the payment of such amounts as made by the corresponding Tenant Partnerships (“Prepaid Rent Allocations”), with $8,480,000 of such amount allocated to the Hotel Ground Lease;

WHEREAS, at the time of the Financial Closing, notwithstanding that the Development Rights Fee was paid by MDLP to NJSEA, it was the intent of the partners of MDLP that the aggregate amount of the Development Rights Fee be allocated to prepaid rent among each of the Ground Leases in an amount equal to the Prepaid Rent Allocations, and treated as the payment of such amounts by the corresponding Tenant Partnerships;

WHEREAS, at the time of the Financial Closing, notwithstanding that the Development Rights Fee was paid directly by MDLP to NJSEA, it was the intent of the partners of MDLP that the following be deemed to have occurred immediately prior to such payment of the Development Rights Fee to the NJSEA:  (i) on June 30, 2005, MDLP contributed, as capital contributions to the Tenant Partnerships and General Partner, cash in an aggregate amount equal to the Development Rights Fee (the “Aggregate Capital Contributions”), with 99.99% of such Aggregate Capital Contributions being made directly to the Tenant Partnerships (such capital contributions, the “Direct Capital Contributions”) and 0.01% of such Aggregate Capital Contributions being made to General Partner (such capital contributions, the “Indirect Capital Contributions”), (ii) General Partner, on June 30, 2005 and immediately after the Partnership’s contribution of the Indirect Capital Contributions to General Partner, contributed, as capital contributions to the Tenant Partnerships, cash in an aggregate amount equal to the Indirect Capital Contributions (such capital contributions, the “GP Capital Contributions”), (iii) the portions of the Direct Capital Contributions and the GP Capital Contributions were on such date allocated to each Component Entity based upon the allocation of the Development Rights Fee to each Ground Lease as set forth in Exhibit B of the Mack-Cali Rights Agreement (as defined below), and (iv) each of the Tenant Partnerships paid their respective portion of the Development Rights Fee to NJSEA;

WHEREAS, simultaneously herewith, MDLP caused all of the MDLP partnership interests held by Special General Partner, a general partner in MDLP, and its Affiliate, Mack-Cali Meadowlands Entertainment L.L.C., a Delaware limited liability company (“MC Entertainment” and together with Special General Partner the “MC Partners”), a limited partner in MDLP, to be redeemed pursuant to that certain Redemption Agreement dated as of the date hereof by and among MDLP, Special General Partner, MC Entertainment and other signatories thereto, whereby the MC Partners’ partnership interests in MDLP were fully and completely redeemed (the “Redemption”);

WHEREAS, simultaneously herewith the Partners and the Partnership, along with certain other entities have entered into that certain Mack-Cali Rights, Obligations and Option Agreement dated as of the date hereof (the “Mack-Cali Rights Agreement”) which sets forth certain rights and obligations with respect to the Partnership, a copy of which Mack-Cali Rights Agreement is annexed hereto as Exhibit A;

WHEREAS, in connection with the Redemption, MDLP distributed to Special General Partner, among other consideration, a special, non-economic general partnership interest in the Partnership;

WHEREAS, simultaneously herewith the name of Limited Partner has been changed to “Meadowlands Developer Limited Partnership” and the name of the General Partner has been changed to “Meadowlands Mack-Cali GP, L.L.C.”;

WHEREAS, pursuant to the Mack-Cali Rights Agreement, the Special General Partner has certain rights to Take Down (as defined below) the Partnership, which rights (including economic rights) are more particularly set forth in the Mack-Cali Rights Agreement and which rights become effective with respect to the Special General Partner’s interest in the Partnership only upon the Special General Partner’s exercise of its Take Down option with respect to the Partnership;

WHEREAS, in connection with the Redemption, the Partnership (among others) and MDLP entered into that certain License Agreement to provide for the use of the Marks (as defined below), without a fee, by the Partnership; and

WHEREAS, in connection with the Redemption, this Agreement is being amended to admit the Special General Partner as a general partner in the Partnership with a non-economic interest in the Partnership. For the avoidance of doubt, the parties hereto intend that the Special General Partner shall not be treated as a partner for tax purposes and the Partnership shall not be treated as a “partnership” for tax purposes, in each case, prior to the exercise of the Take Down.

NOW, THEREFORE, the Partners, by execution of this Agreement, desire to amend the Original Agreement and adopt this Agreement in its entirety, set forth their rights and obligations with respect to the Partnership as a limited partnership pursuant to and in accordance with the Delaware Revised Uniform Limited Partnership Act (6 Del. C.§ 17-101 et seq.) (as amended from time to time, the “Act”), and, in consideration of the mutual promises and covenants made herein, the Partners hereby agree as follows:

AGREEMENTS:

DEFINED TERMS

The following terms and variations thereof shall have the following meanings for purposes of this Agreement, unless the context otherwise clearly requires:

“Act” has the meaning set forth in the Recitals.

“Affiliate(s)” shall mean, with respect to any Person, (a) a Person who, directly or indirectly, controls, is under common control with, or is controlled by, that Person, (b) a Person who directly or indirectly owns twenty-five percent (25%) or more of the issued and outstanding securities or other ownership interests (whether voting or non-voting) of that Person, (c) any officer, director, trustee, manager, managing member, general partner or beneficiary of such Person, (d) any spouse, parent, sibling or descendant of any Person described in clause (b) and (c) above, and (e) any trust for the benefit of any Person described in clauses (b) through (d) above or for any spouse, issue or lineal descendant of any Person described in clauses (b) through (d) above. For purposes of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Aggregate Capital Contributions” has the meaning set forth in the Recitals.

“Agreement” has the meaning set forth in the Preamble and includes the Original Agreement and all amendments hereto.

“Amended Certificate” has the meaning set forth in Section 2.1 hereof.

“Approval of the Partners” shall mean the approval in writing by the Partners and, unless otherwise expressly provided herein to the contrary, the Partners shall not unreasonably withhold, delay or condition such approval.

“Arbitrators” has the meaning set forth in Section 10.4(b) hereof.

“Authority Agreement” and “Authority Agreements” have the meaning set forth in Section 5.2(a)(v) hereof.

“Bankruptcy” means with respect to any Person, if such Person (a) makes an assignment for the benefit of creditors, (b) files a voluntary petition in bankruptcy, (c) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (d) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (e) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (f) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (g) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within ninety (90) days after the appointment without such Person’s consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within ninety (90) days after the expiration of any such stay, the appointment is not vacated. The foregoing definition of “Bankruptcy,” in conjunction with Section 8.2(c) of this Agreement, is intended to and shall supersede the events of withdrawal set forth in Sections 17-402(a)(4) and (5) of the Act.

“Certificate” has the meaning set forth in the Recitals.

“Code” means the Internal Revenue Code of 1986, as amended or recodified.

“Covered Person” or “Covered Persons” has the meaning set forth in Section 10.1(a) hereof.

“Developer Partner” or “Developer Partners” has the meaning set forth in the Preamble.

“Direct Capital Contributions” has the meaning set forth in the Recitals.

“Disputes” has the meaning set forth in Section 10.4(a) hereof.

“Embargoed Person” has the meaning set forth in Section 10.12(i) hereof.

“ERISA” means Employee Retirement Income Security Act of 1974, as amended.

“ERISA Plan” means an employee benefit plan, as defined in ERISA Section 3(3), that is subject to ERISA, or a plan that is subject to Section 4975 of the Code.

“Financial Closing” has the meaning set forth in the Recitals.

“Fiscal Year” means the twelve month period ending December 31 of each year; provided that the first Fiscal Year shall be the period beginning on the date the Partnership is formed and ending on December 31, 2005, and the last Fiscal Year shall be the period beginning on January 1 of the calendar year in which the final liquidation and termination of the Partnership is completed and ending on the date such final liquidation and termination is completed (to the extent any computation or other provision hereof provides for an action to be taken on a Fiscal Year basis, an appropriate proration or other adjustment shall be made in respect of the first or final Fiscal Year to reflect that such period is less than a full calendar year period).

“General Partner” means Meadowlands Mack-Cali GP, L.L.C. and any Person who becomes a successor or additional general partner pursuant to the terms of this Agreement, each in its capacity as a general partner of the Partnership.

“GP Capital Contributions” has the meaning set forth in the Recitals.

“Ground Lease” or “Ground Leases” has the meaning set forth in the Recitals.

“Hotel Ground Lease” has the meaning set forth in the Recitals.

“Hotel Site” has the meaning set forth in the Recitals.

“Indirect Capital Contributions” has the meaning set forth in the Recitals.

“Interest” means the entire ownership interest (which may be expressed as a percentage) of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled pursuant to this Agreement, the Mack-Cali Rights Agreement and under the Act, together with all obligations of such Partner to comply with the terms and provisions of this Agreement, the Mack-Cali Rights Agreement and the Act. The Interest of each Partner is set forth on Exhibit B hereto, as the same is amended from time to time.

“License Agreement” shall mean that certain License Agreement, dated on or about the date hereof, by and among MDLP, the Partnership, ERC Meadowlands Mills/Mack-Cali Limited Partnership, A-B Office Meadowlands Mack-Cali Limited Partnership, C-D Office Meadowlands Mack-Cali Limited Partnership and Baseball Meadowlands Mills/Mack-Cali Limited Partnership.

“Limited Partner” has the meaning set forth in the Preamble and includes any Person who becomes a successor or additional limited partner pursuant to the terms of this Agreement, each in its capacity as a limited partner of the Partnership.

“Mack-Cali Rights Agreement” has the meaning set forth in the Recitals.

“Marks” has the meaning set forth in the License Agreement.

“Major Decisions” has the meaning set forth in Section 5.2.

“MC Entertainment” has the meaning set forth in the Recitals.

“MC Partners” has the meaning set forth in the Recitals.

“MDLP” means Meadowlands Developer Limited Partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) and any Person who becomes a successor or additional general partner pursuant to the terms of this Agreement, each in its capacity as a general partner of the Partnership.

“Meadowlands Xanadu” has the meaning set forth in the Recitals.

“NJSEA” has the meaning set forth in the Recitals.

“Original Agreement” has the meaning set forth in the Recitals.

“Partner” or “Partners” has the meaning set forth in the Preamble.

“Partnership” has the meaning set forth in the Recitals.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Premises” has the meaning assigned to that term in the Hotel Ground Lease.

“Prepaid Rent Allocations” has the meaning set forth in the Recitals.

“Project” shall have the meaning specified in the Redevelopment Agreement as it relates solely to the Hotel Site.

“Project Site” has the meaning set forth in the Recitals.

“Redemption” has the meaning set forth in the Recitals.

“Redevelopment Agreement” has the meaning set forth in the Recitals.

“ROFR Component Entity” or “ROFR Component Entities” has the meaning set forth in the Mack-Cali Rights Agreement.

“Securities Act” has the meaning set forth in Section 10.12(e) hereof.

“Securities Laws” has the meaning set forth in Section 10.12(e) hereof.

“Special General Partner” has the meaning set forth in the Preamble and includes any Person who becomes a successor or additional special general partner pursuant to the terms of this Agreement, each in its capacity as a special general partner of the Partnership.

“Take Down” has the meaning ascribed to such term in the Mack-Cali Rights Agreement.

“Tenant Partnerships” has the meaning set forth in the Recitals.

“Transfer” has the meaning set forth in Section 7.1 hereof.

“Transferor” has the meaning set forth in Section 7.2(c)(i) hereof.

“Transferee” has the meaning set forth in Section 7.2(c)(i) hereof.

THE PARTNERSHIP; partners

Formation, Name and Existence. The Developer Partners, prepared, executed and filed a Certificate with the Secretary of State of Delaware on June 16, 2005 and the Partners prepared, executed and filed or caused to be filed an Amended and Restated Certificate of Limited Partnership of the Partnership on the date hereof (the “Amended Certificate”). The Partners hereby confirm and ratify the formation and existence of the Partnership under the name “Hotel Meadowlands Limited Partnership”, as a Delaware limited liability partnership, pursuant to the provisions of the Act and this Agreement. The existence of the Partnership as a separate legal entity shall continue until cancellation of the Amended Certificate as provided in the Act.

Partners. The names and Interests of the Partners are set forth in Exhibit B attached hereto.

Special General Partner. Special General Partner is admitted to the Partnership solely as a general partner without economic rights with respect to any capital, profit, loss, deductions, credits and allowances of the Partnership or any cash or other property distributable by the Partnership.

Purpose. The purposes and businesses of the Partnership shall be limited to the following: (a) acquiring and holding a leasehold interest in the Premises pursuant to the Hotel Ground Lease; (b) designing, constructing, developing, leasing, operating, managing and disposing of the Premises or interests therein; (c) financing the Premises; and (d) transacting any and all lawful business for which a limited partnership may be organized under the laws of the State of Delaware that is incident, necessary and appropriate to accomplish the foregoing.

Tax Status. The Partners intend that the Partnership constitute an entity disregarded from its owner for federal income tax purposes and no Partner, or any transferee or successor thereto, shall take any action or report anything inconsistent with such intended tax status.

Principal Office and Place of Business. The principal office and place of business of the Partnership shall be the principal office of the General Partner or such other address as the General Partner directs. The Partnership may have such additional offices as the General Partner deems advisable.

Registered Agent. The registered agent of the Partnership shall be Corporation Services Company, 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808. The General Partner shall have the right to change the registered agent of the Partnership at any time in compliance with the Act and the laws of all other jurisdictions in which the Partnership may elect to conduct business.

CONTRIBUTION BY THE PARTNERS

Initial Capital of the Partnership. As a result of the transactions described in the Recitals, the Developer Partners respectively each contributed a portion of the Aggregate Capital Contributions to the capital of the Partnership. No Partner shall be treated as having contributed to the Partnership any portion of the Prepaid Rent Allocations and no Partner shall receive any credit in its capital account for any portion of the Prepaid Rent Allocations.

Limitation on Withdrawal of Capital. Except as expressly provided in this Agreement, no Partner (a) shall have the right to withdraw or receive any return on its contributions or claim to any Partnership capital prior to termination of the Partnership pursuant to Article VIII hereof, (b) shall have any right to demand and receive property other than cash in return for its contributions, or (c) shall be liable to any other Partner for the return of such Partner’s contributions to the Partnership, or any portion thereof, it being expressly understood that such return shall be made solely from Partnership assets.

PROFIT AND LOSSES; DISTRIBUTIONS

Profits and Losses. All income, profits, losses, deductions and credits of the Partnership shall be allocated to the Developer Partners.

Distributions. Any distributions made by the Partnership shall be made to the Developer Partners.

MANAGEMENT; LEGAL TITLE TO PROPERTY

Management Authority.

Except as otherwise expressly provided in this Agreement, the Mack-Cali Rights Agreement or in the Act, management decisions of the Partnership shall be made solely by the General Partner, which shall be solely responsible for the conduct of the Partnership’s business subject to the provisions of this Agreement, the Mack-Cali Rights Agreement and applicable law. The General Partner shall have all of the rights, powers, duties and obligations of a general partner as provided in the Act and as otherwise provided by law, and any action taken by the General Partner that is not in violation of this Agreement, the Act or other applicable law shall constitute the act of and serve to bind the Partnership. Except as otherwise expressly provided herein, the Limited Partner shall not have or exercise any right in connection with the management of the Partnership’s business.

The General Partner shall devote itself to the business and purpose of the Partnership, as set forth in Section 2.4 above, to the extent reasonably necessary for the efficient carrying on thereof (it being acknowledged, however, that the General Partner shall not be required to devote its time exclusively to the operation of the Partnership), without compensation. Whenever requested by any of the other Partners, the General Partner shall render a just and faithful account of all dealings and transactions relating to the business of the Partnership. The acts of the General Partner shall bind the Partnership when within the scope of the General Partner’s authority expressly granted hereunder.

Major Decisions. Unless otherwise indicated, capitalized terms in this Section 5.2 that are not defined in this Agreement shall be defined as set forth in the Mack-Cali Rights Agreement. The Partners shall not take the following decisions (each a “Major Decision”) without the prior written approvals as specified below. In the event of a failure to agree on a matter set forth in this Section 5.2, the matter shall be submitted to mediation and/or arbitration in accordance with Section 10.4 of this Agreement.

The following decisions or acts with respect to, or on the part of, the Partners shall require the prior written Approval of the other Partners, which Approval may not be unreasonably withheld, delayed or conditioned by a Partner. If a Partner (directly or through its authorized representative) shall request that another Partner provides such written approval, the requested Partner (directly or through its authorized representatives) shall have ten (10) Business Days after receipt of a written request from the requesting Partner to grant or deny such approval provided that the requested Partner shall have received information as reasonably required to render such decision. A failure of the requested Partner to provide such written approval or denial within such ten (10) Business Day period shall be deemed to mean that the requested Partner shall have granted such written approval):

Any amendment to this Agreement or other organizational documents of the Partnership;

Entering into, or undertaking of, any agreement, transaction or action relating to the Project that (a) is not within the scope of this Agreement, or (b) is not contemplated by or within the scope of the Transaction Documents, or (c) is not related to the ownership, operation or management of any portion of the Project as contemplated by this Agreement and the Transaction Documents, in each case, if such action or undertaking would have an adverse effect on the Partnership or the Premises;

Adjusting, settling or compromising any claim, obligation, debt, demand, suit or judgment against or on behalf of the Partnership, but only if and to the extent such adjustment, settlement or compromise would have an adverse effect on the Partnership;

To the extent applicable, establishing or adjusting the gross asset value for any contributed or distributed asset (other than cash) to or from the Partnership, except as provided herein;

Entering into any amendment to, or modification of, the Redevelopment Agreement, the Project Operating Agreement, the Construction Management Agreement, the Declaration, the Project Labor Agreement, the Ground Leases, the Right of Entry Agreement, the Access and Indemnity Agreement, the Master Plan, and any other agreement to be entered into with the NJSEA (any of which, an “Authority Agreement” and, together, the “Authority Agreements”) which is inconsistent with any of the foregoing enumerated instruments but only if and to the extent adversely affecting the Partnership;

Entering into any agreement with The New York Football Giants or The New York Football Jets that adversely affects the Partnership;

Any transfer, assignment or pledge of the “Right of First Refusal” pursuant to the Redevelopment Agreement;

Any voluntary action or decision which, if undertaken or made, would violate Section 7 of the Mack-Cali Rights Agreement;

To the extent applicable, preparation or identification of (and any amendment, modification or revision to), for submission to the NJSEA, the Final Project Sequencing Plan, Final Traffic and Infrastructure Sequencing Plan, the Preliminary Traffic and Infrastructure Improvements (including preparation of the estimated budget to permit, design and construct the Final Traffic and Infrastructure Improvements), marketing and publicity program referred to in Section 3.4(b) of the Redevelopment Agreement (regarding encouraging the use of the rail system by Project visitors), the written plan for the Job Skills Training referred to in Section 3.6(a) of the Redevelopment Agreement, the Small Business Marketing Plan referred to in Section 3.6(b) of the Redevelopment Agreement, or any other report, document or schedule pursuant to any Authority Agreement or the Cooperation Agreement but only if and to the extent that any of the foregoing actions or documents are inconsistent with the Authority Agreements or the Cooperation Agreement or adversely affect the Partnership or the Premises;

[Intentionally Omitted];

To the extent applicable, designation or selection of the Stakeholders Liaison (as such term is defined in the Redevelopment Agreement);

To the extent applicable, enforcement or written waiver of any claim or determination related to the assertion of an Authority Interference which Authority Interference has an adverse impact on the Partnership or the Premises and which assertion occurs prior to four (4) years after the Grand Opening Date;

Making any distribution or payment by the Partnership to any Person (including any party hereto or any Affiliate of any party hereto) that is not expressly contemplated by this Agreement;

Causing or permitting the Partnership to be in Bankruptcy;

Causing the Partnership to incur or obtain bond debt or other public financing vehicle(s) other than bond debt or other public financing vehicle(s) that is not secured by a mortgage, deed of trust or other security instrument encumbering the Premises intended to fund Infrastructure Improvement Costs and Program Costs, as well as a debt service reserve fund for such loan, capitalized interest and other issuance costs related to the loan, as described in the Authority Agreements, and having commercially reasonable terms and conditions at least as favorable as follows:

a.	Loan Term: not less than 10 years;
b.	Amortization Period: not less than 20 years;
c.	Interest Rate: fixed rate of not greater than 8.5% per annum or variable rate of LIBOR plus 300 basis points;
d.	Maximum Net Proceeds: $160,000,000;
e.	The Partnership shall only be responsible on a nonrecourse basis for its proportionate share of the proceeds and such obligations are several; and
f.
No guaranty by the Special General Partner or its Affiliates and no substitute or additional collateral (for example, a letter of credit) to be provided by the Special General Partner or its Affiliates.

The granting of any mortgage, deed of trust or other security instrument encumbering the Premises other than to secure a loan from a third party that provides for the release of the Premises from the lien of the mortgage, deed of trust or other security instrument in connection with the Take Down of the Partnership as contemplated in Section 10 of the Mack-Cali Rights Agreement provided that such release does not require any additional payment of principal and interest or any payments, including fees or points, other than reimbursement of reasonable legal fees to effectuate the same;

[Intentionally Omitted];

To the extent applicable, adjusting, settling or compromising any claim, obligation, debt, demand, suit or judgment against or on behalf of the Partnership in excess of the greater of (a) $1,000,000 in the aggregate, or (b) five percent (5%) of stabilized net operating income of the Partnership (with such stabilized net operating income being defined to mean the net operating income for the third full Fiscal Year after Completion (as defined in the Redevelopment Agreement) shall have occurred with respect to the Premises);

To the extent applicable, approval of the operator of the Premises; and

To the extent applicable, approval of the management agreement or operating lease with the operator respecting the operation of the Premises.

The following decisions and acts with respect to, or on the part of, a Partner shall require the prior written Approval of the Partners, which approval may be granted or withheld in the other Partners’ sole and absolute discretion. If a Partner (directly or through its authorized representative) shall request that another Partner provides such written approval, the requested Partner (directly or through its authorized representatives) shall have ten (10) Business Days after receipt of a written request from the requesting Partner to grant or deny such approval provided that the requested Partner shall have received information as reasonably required to render such decision. A failure of the requested Partner to provide such written approval or denial within such ten (10) Business Day period shall be deemed to mean that the requested Partner shall have granted such written approval):

The undertaking of any of the following acts if and to the extent inconsistent with this Agreement or the Partnership’s organizational documents or any of the Authority Agreements that would: (a) cause the Partnership’s dissolution or termination other than contemporaneous with or subsequent to the sale or other disposition of all or substantially all of the Partnership’s assets, or (b) cause the Partnership to become an entity other than a “limited partnership” organized under the Act (including, without limitation, under any conversion statute);

Possessing any Partnership or Partner property, or assigning any rights in specific property for other than an entity purpose;

Except as otherwise permitted by this Agreement, admitting or permitting or causing the Partnership to admit new or substitute partners, causing the Partnership to redeem or repurchase all or any of a Partner’s Interest, agreeing to issue, directly or indirectly, any Interests in the Partnership, or granting, issuing or agreeing to grant or issue, directly or indirectly, any right, option or warrant to subscribe for, purchase, or otherwise acquire Interests in the Partnership;

Changing the name of the Partnership or the name under which any such entity does business from the name(s) set forth in such entity’s organizational documents;

Authorizing or effectuating a merger or consolidation of the Partnership with or into one or more other entities;

Authorizing or effectuating a dissolution, liquidation, termination or winding up of the Partnership other than contemporaneous with or subsequent to a sale or other disposition of all or substantially all of the Partnership’s assets;

Making the election (or otherwise doing anything else) which would result in the Partnership being treated as anything other than a “partnership” for federal, state, local and, as applicable, foreign tax purposes;

Taking any affirmative action not contemplated in this Agreement with the intent that the Special General Partner shall have personal liability for any of the expenses, debts, obligations, liabilities, contracts, judgments or other obligations of the Partnership; and

Development or construction of any office or hotel within Meadowlands Xanadu.

Title to Land. Legal title to the Premises and other property of the Partnership shall be taken and at all times held in the name of the Partnership.

Section 5.4 No Contracts with Affiliates. Except as otherwise provided herein, no Partner shall enter into any agreement or other arrangement for the furnishing to or by the Partnership of goods or services or leases, subleases, licenses, concessions or other agreements with any Person who is an Affiliate of such Partner (including leases of space to Affiliate businesses) unless goods or services are provided to the Partnership of such lease or other payments are at market rates of compensation and the terms and conditions thereof are approved by Special General Partner.

Section 5.5 Notice of Lawsuits, Liens, Defaults under Loans, etc. Each of the Partners shall notify the other Partners as soon as reasonably possible upon receipt of any written notice of: (i) the filing or threatened filing of any action in law or in equity naming the Partnership, as a party relating in any material way to any portion of the Hotel Site; or (ii) any actions to impose material liens of any kind whatsoever or of the imposition of any lien whatsoever against its assets including the Hotel Ground Lease or any portion thereof, that may have a material adverse effect on the Partnership.

FISCAL YEAR, BOOKS AND RECORDS, BANK ACCOUNTS

Fiscal Year. The Fiscal Year of the Partnership shall be the calendar year.

Books and Records.

There shall be kept and maintained at the Partnership’s principal place of business full and accurate books and records showing all receipts and expenditures, assets and liabilities, profits, losses and distributions, and all other records necessary for recording the Partnership’s business and affairs.

The books of the Partnership shall be kept on the accounting method determined by the General Partner and shall show at all times each and every item of income and expense.

Each Partner shall have the right at all reasonable times and upon reasonable advance notice, during usual business hours, to audit, examine, and make copies of extracts from the books of account of the Partnership. Such right may be exercised through any agent, employee, or independent public accountant designated by such Partner. Each Partner shall bear all expenses incurred in any examination made for such Partner’s account.

Bank Accounts. The funds of the Partnership shall be deposited in such bank account or accounts of the Partnership as the General Partner determines are required, and the General Partner shall arrange for the appropriate conduct of such accounts.

Tax Returns and Financial Statements. Tax returns and the annual financial statements of the Partnership shall be prepared by, or at the direction of, the General Partner as soon as practicable after the expiration of a tax year and copies of the same shall be delivered to the Partners within a reasonable time thereafter.

SALE, TRANSFER OR MORTGAGE OF INTERESTS

General. Except as expressly permitted in Sections 7.2 and 7.3 of this Agreement or as otherwise expressly permitted in this Agreement, no Partner shall directly or indirectly sell, assign, transfer, pledge, mortgage, convey, charge or otherwise encumber or contract to do or permit any of the foregoing, whether voluntarily or by operation of law (herein sometimes collectively called a “Transfer”), or suffer any Affiliate or other third party to Transfer, any part or all of its Interest or its share of capital, profits, losses, allocations or distributions hereunder without the express prior written consent of Special General Partner, which consent may be withheld for any or no reason whatsoever. Any attempt to Transfer in violation of this Article VII shall be null and void. The giving of consent in any one or more instances of Transfer shall not limit or waive the need for such consent in any other or subsequent instances. Transfers of ownership interests in Special General Partner or any of its Affiliates (including Mack-Cali Realty Corporation or Mack-Cali Realty, L.P.) or Developer Partners or any of their respective Affiliates (including Meadowlands Limited Partnership, Colony Investors VII, LP, Dune Capital Management LP, Kan Am Limited Partnership, The Mills Corporation or The Mills Limited Partnership) shall not constitute a “Transfer” hereunder.

Permitted Transfers.

Transfers By Special General Partner. Without the consent of any other Partner, Special General Partner may from time to time (i) Transfer its Interest, in whole or in part (A) to an Affiliate of such Transferor or (B) from an Affiliate to another Affiliate of such Transferor, (ii) Transfer the aggregate Interests held by such Transferor and its Affiliates to a Person other than an Affiliate so long as (A) such Transferor has the right to control the day to day operations of such Person and (B) such Transferor or its Affiliate owns at least fifty percent (50%) of the beneficial interest in such Person, or (iii) mortgage, pledge or hypothecate all or any portion of such Interest so long as the Person to which such Interest is mortgaged, pledged or hypothecated cannot foreclose or otherwise realize upon such collateral and elect to become a substitute Partner.

Transfer By the Developer Partner. Without the consent of any other Partner, each Developer Partner may from time to time (i) Transfer its Interest, in whole or in part (A) to an Affiliate of such Transferor or (B) from an Affiliate to another Affiliate of such Transferor, (ii) Transfer the aggregate Interests held by such Transferor and its Affiliates to a Person other than an Affiliate so long as (A) such Transferor has the right to control the day to day operations of such Person and (B) such Transferor or its Affiliate owns at least fifty percent (50%) of the beneficial interest in such Person, or (iii) mortgage, pledge or hypothecate all or any portion of such Interest so long as the Person to which such Interest is mortgaged, pledged or hypothecated cannot foreclose or otherwise realize upon such collateral and elect to become a substitute Partner.

Agreements with Transferees.

If pursuant to the provisions of Sections 7.2(a) or (b), any Partner (“Transferor”) shall purport to make a Transfer of any part of its Interest to any Person (“Transferee”), no such Transfer shall entitle Transferee to any benefits or rights hereunder until:

Transferee agrees in writing to assume and be bound by all the obligations of Transferor and be subject to all the restrictions to which Transferor is subject under the terms of this Agreement and any agreements with respect to the Project to which Transferor is then subject or is then required to be a party; and

Transferor and Transferee enter into a written agreement with the Partnership which provides (x) in the case of a partial transfer of Interests, that Transferor is irrevocably designated the proxy of Transferee to exercise all voting and other approval rights appurtenant to the Interest acquired by Transferee, (y) that Transferor shall remain liable for all obligations arising under this Agreement prior to or after such Transfer in respect of the Interest so transferred; provided, however, that as to any Transfer to a non-Affiliate of the Transferor, Transferor shall only be liable for all obligations arising under this Agreement and any agreements with respect to the Project to which Transferor is then subject or is then required to be a party from and after such Transfer in respect of the Interest so transferred; and (z) that Transferee shall indemnify the Partners from and against all claims, losses, liabilities, damages, costs and expenses (including reasonable attorneys’ fees and court costs) which may arise as a result of any breach by Transferee of its obligations hereunder.

No Transferee of any Interest shall make any further disposition except in accordance with the terms and conditions hereof.

All costs and expenses incurred by the Partnership, or the non-transferring Partners, in connection with any Transfer of a Interest, including any filing or recording costs and the fees and disbursements of counsel, shall be paid by Transferor.

Take Down by Special General Partner. Notwithstanding anything herein to the contrary, if the Special General Partner exercises a Take Down, the provisions of Section 11 of that certain Limited Partnership Agreement of Meadowlands Mills/Mack-Cali Limited Partnership, dated November 25, 2003, shall be incorporated herein or any amendment or restatement hereof pursuant to and in accordance with Section 10.6 of the Mack-Cali Rights Agreement.

Sale Rights of Special General Partner and Developer Partners; Right of First Offer. Except as provided in Section 7.2, no Partner may sell all or any portion of its or its Affiliates’ Interest at any time prior to the date that is three (3) years after the date of issuance of the certificate of occupancy for the core and shell of the Project.

Restraining Order. If any Partner shall at any time Transfer or attempt to Transfer its Interest or part thereof in violation of the provisions of this Agreement and any rights hereby granted, then the other Partners shall, in addition to all rights and remedies at law and in equity, be entitled to a decree or order restraining and enjoining such Transfer and the offending Partner shall not plead in defense thereto that there would be an adequate remedy at law; it being hereby expressly acknowledged and agreed that damages at law will be an inadequate remedy for a breach or threatened breach of the violation of the provisions concerning Transfer set forth in this Agreement.

ERISA. No Partner shall Transfer all or any part of its Interests to any party, including another Partner, whether or not the Transfer would otherwise be permitted hereunder, if the Transfer would result in the assets of the Partnership being deemed to include assets of an ERISA Plan. At the request of such other Partners and as a condition of the consummation of any Transfer of all or part of a Interest to any party, including another Partner, the Partner proposing to Transfer all or any part of its Interest shall, at its cost, provide an unqualified opinion of counsel, which must be reasonably satisfactory to each such other Partners, that the Transfer would not result in the assets of the Partnership being deemed to include assets of an ERISA Plan, and in addition to such other Partner’s rights under Section 7.4, the Partner proposing to Transfer shall indemnify and hold harmless such other Partners (except any Partner that is the proposed purchaser), from and against any and all loss, cost, tax, liability or expense (including but not limited to reasonable attorneys’ fees and court costs) which such other Partners may suffer if the Transfer would cause the assets of the Partnership being deemed to include assets of any ERISA Plan.

Admission of Additional Partners.

No Person may be admitted as an additional Partner of the Partnership (in contrast with admission as a substitute Partner in connection with a Permitted Transfer) without the consent of the General Partner and the Special General Partner.

Any additional or substitute Partner admitted to the Partnership shall execute and deliver documentation in form satisfactory to the General Partner accepting and agreeing to be bound by this Agreement, and such other documentation as the General Partner shall reasonably require in order to effect such Person’s admission as an additional Partner. The admission of any Person as an additional Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership following the consent of the General Partner to such admission.

Override on Permitted Transfers.

It is expressly understood and agreed that any Transfer permitted pursuant to this Article VII shall in all instances be prohibited (and, if consummated, shall be void ab initio) if such Transfer does not comply with all applicable laws, rules and regulations and other requirements of governmental authorities, including, without limitation, Executive Order 13224 (September 23, 2001), the rules and regulations of the Office of Foreign Assets Control, Department of Treasury, and any enabling legislation or other Executive Orders in respect thereof.

Each admitted Partner shall be required to make the representations and warranties set forth in Section 10.12 of this Agreement to the other Partner(s) and the Partnership as of the date of such Partner’s admission into the Partnership. Each Partner shall be deemed to make the representations and warranties set forth in Section 10.12(h)-(k) of this Agreement to the Partners and the Partnership on behalf of any Person that acquires a beneficial ownership interest in such Partner as of the date of such acquisition.

TERM, DISSOLUTION AND TERMINATION

Term. The Partnership shall have perpetual existence, unless sooner dissolved and liquidated in accordance with the provisions hereof.

Dissolution in Certain Events.

The Partnership shall be dissolved, and its affairs shall be wound up, upon the first to occur of the following: (i) (A) all of the Partners of the Partnership approve in writing, or (B) the Partnership sells or otherwise disposes of its interest in all or substantially all of its assets or (ii) (A) the occurrence of an event of withdrawal (as defined in the Act) with respect to a General Partner, other than an event of withdrawal set forth in Section 17-402(a)(4) or (5) of the Act; provided, the Partnership shall not be dissolved and required to be wound up in connection with any of the events described in this clause (ii)(A) if (1) at the time of the occurrence of any such event there is at least one remaining General Partner of the Partnership who is hereby authorized to and shall carry on the business of the Partnership, or (2) if at such time there is no remaining General Partner, if within ninety (90) days after such event of withdrawal, the Limited Partner agrees in writing or votes to continue the business of the Partnership and to appoint, effective as of the day of withdrawal, one or more additional General Partners, or (3) the Partnership is continued without dissolution in a manner permitted by the Act or this Agreement, (B) there are no limited partners of the Partnership unless the business of the Partnership is continued in accordance with the Act and this Agreement or (C) the entry of a decree of judicial dissolution under Section 17-802 of the Act.

Upon the occurrence of any event that results in the General Partner ceasing to be a General Partner of the Partnership under the Act, if at the time of the occurrence of such event there is at least one remaining General Partner of the Partnership, such remaining General Partner of the Partnership is hereby authorized to and, to the fullest extent permitted by law, shall, carry on the business of the Partnership. Upon the occurrence of any event that causes the last remaining General Partner of the Partnership to cease to be a General Partner of the Partnership, to the fullest extent permitted by law, all the Partners agree that the “personal representative” of such general partner is hereby authorized to, and shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of such General Partner in the Partnership, agree in writing (i) to continue the Partnership and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute General Partner of the Partnership, effective as of the occurrence of the event that terminated the continued membership of the last remaining General Partner of the Partnership in the Partnership.

Upon the occurrence of any event that causes the last remaining Limited Partner of the Partnership to cease to be a Limited Partner of the Partnership, to the fullest extent permitted by law, all the Partners agree that the personal representative of such Limited Partner is hereby authorized to, and shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of such Limited Partner in the Partnership, agree in writing (i) to continue the Partnership and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute limited partner of the Partnership, effective as of the occurrence of the event that terminated the continued membership of the last remaining Limited Partner of the Partnership in the Partnership.

Notwithstanding any other provision of this Agreement to the contrary, the Bankruptcy of, or the occurrence of any event set in Sections 17-402(a)(4) and (5) of the Act with respect to, the General Partner shall not cause the General Partner to cease to be a General Partner of the Partnership, and upon the occurrence of such an event, the Partnership shall continue without dissolution.

The death, incompetency, Bankruptcy, dissolution or other cessation to exist as a legal entity of a Limited Partner shall not, in and of itself, dissolve the Partnership. In any such event, the personal representative (as defined in the Act) of such Limited Partner may exercise all of the rights of such. Limited Partner for the purpose of settling such Limited Partner’s estate or administering its property, subject to the terms and conditions of this Agreement.

Procedures upon Dissolution. Upon dissolution of the Partnership, the Partnership shall be terminated and the General Partner shall liquidate the assets of the Partnership. The proceeds of liquidation shall be applied and distributed in the following order or priority:

first, to the satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Partnership and the expenses of liquidation; and

thereafter, to the Developer Partners in proportion to their respective Interests in the Partnership.

A reasonable time shall be allowed for the orderly liquidation of the assets of the Partnership and the discharge of liabilities. During the period beginning with the dissolution of the Partnership and ending with its liquidation and termination of the Agreement pursuant to this Section 8.3, the business affairs of the Partnership shall be conducted by the General Partner. During such period, the business and affairs of the Partnership shall be conducted so as to preserve the assets of the Partnership and maintain the status thereof which existed immediately prior to such termination.

USE OF MARK AND MACK-CALI PARTNERS’ NAMES

Section 9.1 Use of Mark by Partnership. MDLP, the Partnership and the other signatories thereto will enter into, on or about the date hereof, into the License Agreement which shall provide for the use of the Marks, without a fee, by the signatories thereto.

Section 9.2 Use of Special General Partner’s Name. Special General Partner and its Affiliates shall in their sole discretion determine whether to permit the use of their names in connection with the Partnership. The Developer Partners and their respective Affiliates acknowledge and agree that the name of Special General Partner and any of its Affiliates may not be used by the Developer Partners, any of their respective Affiliates or the Partnership in connection with the Partnership without the prior written consent of Special General Partner.

Section 9.3 No Use of Related Mark. Neither Special General Partner nor its Affiliates shall be permitted to use the word “Xanadu” in any manner except as provided in the License Agreement.

MISCELLANEOUS

Liability Among Partners; Exculpation and Indemnification.

No Partner shall be liable to any other Partners or to the Partnership by reason of its actions or omission in connection with the Partnership except in the case of actual fraud, gross negligence or willful misconduct. Neither the Partners, nor any officer, director, manager, member employee, representative, agent or affiliate of the Partners, nor any of their respective officers, directors, managers or members (each a “Covered Person,” and collectively, the “Covered Persons”) shall be liable to the Partnership or any other Person who has an interest in or claim against the Partnership for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s fraud, gross negligence or willful misconduct.

To the fullest extent permitted by applicable law, each Covered Person shall be entitled to indemnification from the Partnership for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s fraud, gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 9.1 by the Partnership shall be provided out of and to the extent of Partnership assets only, and the Partners shall not have personal liability on account thereof

To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 10.1.

A Covered Person shall be fully protected in relying in good faith upon the records of the Partnership and upon such information, opinions, reports or statements presented to the Partnership by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Partnership, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Partners might properly be paid.

To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Partnership or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Partnership or any other Covered Person. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Covered Person.

Except as otherwise expressly provided in this Agreement, each Partner shall look solely to the assets of the Partnership for all distributions contemplated by this Agreement or otherwise with respect to the Partnership and, if applicable, such Partner’s capital contributions in the Partnership (including return thereof), and such Partner’s share of profits or losses thereof, and shall have no recourse therefor (upon dissolution or otherwise) against any other Partner. Notwithstanding anything to the contrary contained in this Agreement, the Partnership, and the General Partner on behalf of the Partnership, shall not be required to make a distribution to any Partner contemplated by this Agreement if such distribution would violate the Act or other applicable law.

The indemnification rights contained in this Section 10.1 shall be cumulative of, and in addition to, any and all rights, remedies and recourses to which the Covered Persons shall be entitled, whether pursuant to the provisions of this Agreement, at law or in equity.

The foregoing provisions of this Section 10.1 shall survive any termination of this Agreement.

[Intentionally Omitted]

Take Down. Pursuant to the Mack-Cali Rights Agreement, the Partners acknowledge and agree that the Special General Partner has certain Take Down rights with respect to the Partnership as more particularly set forth in the Mack-Cali Rights Agreement and incorporated by reference herein. Upon the exercise of the Special General Partner’s option to Take Down, the General Partner shall cause the Partnership to issue limited partnership interests to the Special General Partner, and/or its Affiliate(s), in consideration for its obligations following a Take-Down and this Agreement shall be amended and restated in accordance with this Section 10.3 and with the terms and conditions the Mack-Cali Rights Agreement. If the Special General Partner does not exercise its Take Down option, as more fully described in the Mack-Cali Rights Agreement within the time periods and on the conditions described therein then the interest of the Special General Partner in the Partnership shall immediately terminate and the Special General Partner shall cease to be a partner in the Partnership for all purposes, all as more fully described in the Mack-Cali Rights Agreement.

Mediation and Arbitration. Unless otherwise indicated, capitalized terms in this Section 10.4 that are not defined in this Agreement shall be defined as set forth in the Mack-Cali Rights Agreement.

Unless otherwise expressly provided herein, it is understood and agreed by the Partners that, in the event any dispute, disagreement, claim or controversy arises between any of the Partners, arising under or related to this Agreement or relating to any approvals or agreements required to be given or made by the parties hereto under this Agreement, including a dispute, disagreement, claim or controversy in connection with a Major Decision (the “Disputes”), then, at the request of any of the Partners, the disputing parties shall resolve the Dispute promptly through confidential mediation with a mediator jointly selected by the disputing parties. If the disputing parties are unable to agree on the mediator within two (2) days after written notice from one disputing party to the other demanding mediation, the disputing parties shall each select one (1) mediator and those two (2) mediators shall jointly select a third mediator as soon as practicable and such third mediator shall act as mediator hereunder. All mediators selected shall be licensed attorneys experienced in complex real estate and partnership transactions and the tax consequences thereof. Each party shall bear its own fees and expenses attributable to the mediation, provided, however, that the costs, fees and expenses attributable to the independent mediator shall be borne equally among the disputing parties.

In the event that the disputing parties are unable to settle their Dispute through mediation within ten (10) Business Days after the mediator has been selected as provided above, any unresolved Dispute shall be submitted to binding arbitration in the State of New York, within five (5) Business Days from the date the disputing parties were unable to settle their dispute through mediation, with each party to bear its own fees and expenses attributable thereto, before a panel of three (3) neutral arbitrators from the Large Complex Case Panel of the American Arbitration Association (the “Arbitrators”), said Arbitrators to be attorneys with at least ten (10) years experience in complex real estate and partnership transactions and the tax consequences thereof. The arbitration shall be conducted in accordance with the then-current commercial Arbitration Rules of the American Arbitration Association. The Arbitrators shall render their decision within ten (10) Business Days after the Dispute is submitted to the arbitration panel. In furtherance of the foregoing, it is understood and agreed that the decision rendered by the Arbitrators hereunder shall be binding and absolutely conclusive upon the parties hereto and may be enforced by entry of a judgment in any court having jurisdiction. The fees and expenses of Arbitrators shall be borne equally among the disputing parties. To the extent, if any, that the party or parties prevailing in any such arbitration proceedings are required to seek judicial confirmation or enforcement of the Arbitrators’ award, the non-prevailing party or parties shall be obligated to pay for such prevailing party’s or parties’ reasonable and actual fees, costs, expenses and disbursements incurred in connection with such judicial confirmation and/or enforcement. Notwithstanding the foregoing, a party may seek a preliminary injunction or other preliminary judicial relief if in its judgment such action is necessary to avoid irreparable damage. Despite such action, the parties hereto will continue to participate in good faith in the procedures specified in this Section 10.4(b). All applicable statutes of limitation shall be tolled while the procedures specified in this Section 10.4(b) are pending. The parties hereto will take such action, if any, required to effectuate such tolling.

No Agency Created. Nothing herein contained shall be construed to constitute any Partner (or any Affiliate thereof) the agent of another Partner or to limit the Partners (or any Affiliates thereof) in any manner in the carrying on of their own respective businesses or activities. Except as provided in this Agreement, each Partner acknowledges and agrees that none of the Partnership or any Partner (or any Affiliate of any Partner) shall have any right, by virtue of this Agreement, either to participate in, or to share in, any now existing ventures or any of the other Partners or their respective Affiliates, or in the income or proceeds derived from such ventures. Any Partner may engage in and/or possess any interest in any other business or real estate venture of any nature and description, independently, or with others, including but not limited to, the ownership, financing, leasing, operation, management, syndication, brokerage and development of real property; and neither the Partnership nor any other Partner shall have any rights in and to such independent ventures or the income or profits derived therefrom.

Approvals. Except as otherwise provided herein, all approvals or consents permitted or required to be given under this Agreement shall be reasonably given and not unreasonably delayed or withheld. In the event that a Partner having a right of approval takes no action within a reasonable time (or, if a time is specified in this Agreement, then within such specified time) subsequent to receipt of the documents or agreements subject to said approval or consent, the approval or consent of said Partner shall be deemed to have been given.

References. References herein to the singular shall include the plural and to the plural shall include the singular, and references to one gender shall include the other, except where the same shall be not appropriate.

Effect of Consent or Waiver. No consent or waiver, express or implied, by any Partner to or of any breach or default by any other Partner in the performance by such other Partner of its obligations hereunder shall be deemed to be or construed to be a consent or waiver to or of any other breach or default by such other Partner in the performance by such other Partner of the same or any other obligations of such Partner hereunder. Failure on the part of any of the other Partners to declare any of the other Partners in default, irrespective of how long such failure continues, shall not constitute a waiver by any such Partner of its rights hereunder.

Enforceability. If any provisions of this Agreement or the application thereof to any Person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Titles and Captions. Section titles or captions contained in this Agreement are for convenience only and shall not be deemed a part of the contents of this Agreement.

Binding Agreement and Express Third Party Beneficiaries. Subject to the restrictions on transfer and encumbrances set forth herein, this Agreement shall inure to the benefit of and be binding upon the undersigned Partners and their heirs, executors, legal representatives, successors and assigns. Whenever in this instrument a reference to any Partner is made, such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and assigns of such Partner.

Governing Law. This Agreement is made and shall be construed under and in accordance with the laws of the State of Delaware (without regard to the conflict of laws provisions thereof).

Notices. Any notice, consent, approval, or other communication which is provided for or required by this Agreement must be in writing and may be delivered in person to any Partner or may be sent by a facsimile transmission, telegram, expedited courier or registered or certified U.S. mail, with postage prepaid, return receipt requested. Any such notice or other written communications shall be deemed received by the Partner to whom it is sent (i) in the case of personal delivery, on the date of delivery to the Partner to whom such notice is addressed as evidenced by a written receipt signed on behalf of such Partner, (ii) in the case of facsimile transmission or telegram, the next business day after the date of transmission, (iii) in the case of courier delivery, the date receipt is acknowledged or rejected by the Partner to whom such notice is addressed as evidenced by a written receipt signed on behalf of such Partner, and (iv) in the case of registered or certified mail, the date receipt is acknowledged or rejected on the return receipt for such notice. For purposes of notices, the addresses of the Partners hereto shall be as follows, which addresses may be changed at any time by written notice given in accordance with this provision:

If to General Partner or Limited Partner:

c/o Colony Xanadu, LLC
660 Madison Avenue, Suite 1600
New York, NY 10021
Attn: Richard Saltzman
Telephone: 212-832-0500
Facsimile No.: 212-593-5433

And

                c/o Colony Xanadu, LLC
                1999 Avenue of the Stars, Suite 1200
                Los Angeles, CA 90067
                Attn: Joy Mallory
                Telephone: 310-282-8820
                Facsimile No.: 310-282-8808

With a copy to (which shall not constitute notice):

White & Case LLP
1155 Avenue of the Americas
New York, NY 10036-2787
Attn: John Reiss
Attn: Steven Teichman
Facsimile No.: 212-354-8113

If to Special General Partner:

c/o Mack-Cali Realty Corporation
P.O. Box 7817
Edison, NJ 08818-787
Attn: Mitchell E. Hersh, President and Chief Executive Officer
Facsimile No.: 732-205-9040

And: c/o Mack-Cali Realty Corporation
P.O. Box 7817
Edison, NJ 08818-7817
Attn: Roger W. Thomas, Executive Vice President and General Counsel
Facsimile No.: 732-205-9015

For courier or overnight delivery to Special General Partner

c/o Mack-Cali Realty Corporation
343 Thornall Street
Edison, NJ 08837-2206

With a copy to (which shall not constitute notice):

Seyfarth Shaw LLP
1270 Avenue of the Americas
25th Floor
New York, New York 10020
Attn: John P. Napoli
Attn: Stephen Epstein
Facsimile No.: 212-218-5527

Failure of, or delay in delivery of any copy of a notice or other written communication shall not impair the effectiveness of such notice or written communication given to any party to this Agreement as specified herein.

Covenants, Representations and Warranties of the Partners. Each Partner represents and warrants to the other Partners as follows:

it is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to enter into this Agreement and to conduct the business of the Partnership;

this Agreement constitutes the legal, valid and binding obligation of the Partner enforceable in accordance with its terms, subject to the application of principles of equity and laws governing insolvency and creditors’ rights generally;

no consents or approvals (which have not been obtained) are required from any governmental authority or other Person for the Partner to enter into this Agreement and be admitted to the Partnership. All action on the part of the Partner (and its direct or indirect equity owners) necessary for the authorization, execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly taken;

the execution and delivery of this Agreement by the Partner, and the consummation of the transactions contemplated hereby, does not conflict with or contravene the provisions of its organic documents or any agreement or instrument by which it or its properties are bound or any law, rule, regulations, order or decree to which it or its properties are subject;

each Partner is acquiring its Interest for investment, solely for its own account, with the intention of holding such interest for investment and not with a view to, or for resale in connection with, any distribution or public offering or resale of any portion of such interest within the meaning of the Securities Act of 1933, as amended from time to time (the “Securities Act”), or any other applicable federal or state security law, rule or regulations (“Securities Laws”);

each Partner acknowledges that it is aware that its Interest has not been registered under the Securities Act or under any other Security Law in reliance upon exemptions contained therein. Each Partner understands and acknowledges that its representations and warranties contained herein are being relied upon by the Partnership, the other Partner and the constituent owners of such other Partner as the basis for exemption of the issuance of interests in the Partnership from registration requirements of the Securities Act and other Securities Laws. Each Partner acknowledges that the Partnership will not and has no obligation to register any interest in the Partnership under the Securities Act or other Securities Laws;

each Partner acknowledges that prior to its execution of this Agreement, it received a copy of this agreement and that it examined this documents or caused this document to be examined by its representative or attorney. Each Partner does hereby further acknowledge that it or its representative or attorney is familiar with this Agreement, and with the business and affairs of the Partnership, and that except as otherwise specifically provided in this Agreement, it does not desire any further information or data relating to the Partnership, and subsidiary of the Partnership, the Premises or the other Partners. Each Partner does hereby acknowledge that it understands that the acquisition of its Interest is a speculative investment involving a high degree of risks and does hereby represent that is has a net worth sufficient to bear the economic risk of its investment in the Partnership and to justify its investing in a highly speculative venture of this type;

the Partner is in compliance with Executive Order 132324 (September 23, 2001), the rules and regulations of the Office of Foreign Assets Control, Department of Treasury, and any enabling legislation or other Executive Orders in respect thereof;

at all times, including after giving effect to any Transfers permitted pursuant to this Agreement, (a) none of the funds or other assets of the Partner constitutes property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law (including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder) (any such person, entity or government, an “Embargoed Person”) with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable law, rule, regulation, order or decree is in violation thereof; (b) no Embargoed Person has any interest of any nature whatsoever in the Partner with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable law, regulation, order or decree is in violation thereof; and (c) none of the funds of the Partner have been derived from any unlawful activity with the result that the investment in the Partner (whether directly or indirectly), is prohibited by any applicable, law, rule, regulations, order or decree is in violation thereof;

if applicable to such Partner, the Partner has implemented a corporate anti-money laundering plan that is reasonably designed to ensure compliance with applicable foreign and U.S. anti-money laundering law; and

the Partner is familiar with the “U.S. Government Blacklists” maintained by applicable U.S. Federal agencies and none of its partners, members, shareholders, officers or directors are on the “U.S. Government Blacklists”.

Entire Agreement. This Agreement, unless subsequently amended with the consent of all of the Partners, contains the final and entire Agreement among the parties hereto, and they shall not be bound by any terms, conditions, statements or representations, oral or written, not herein contained.

Amendment. This Agreement may be amended or modified by (and only by) a written instrument signed by all of the Partners, which need not be executed or approved by any other Person.

Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature pages and the Agreement may be executed by the affixing of the signatures of each of the Partners to one of such counterpart signature pages; all of such signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single solitary page.

[The remainder of this page is left intentionally blank; signature pages follow]

[signature page attached to Hotel Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

IN WITNESS WHEREOF, the Partners have executed this Agreement as of the date first above written.

GENERAL PARTNER:

MEADOWLANDS MACK-CALI GP, L.L.C.

By: Meadowlands Developer Limited Partnership, a Delaware
limited partnership, its sole member

By: Meadowlands Limited Partnership, a Delaware limited
partnership, its general partner

By: Colony Xanadu, LLC, a Delaware limited liability
company, its managing general partner

By: ________________________
                                                       Name: __________________
                                                       Title: ___________________

[signature page attached to Hotel Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

LIMITED PARTNER

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP

By: Meadowlands Limited Partnership, a Delaware limited
partnership, its general partner

By: Colony Xanadu, LLC, a Delaware limited
                       liability company, its managing general partner

                       By: _________________________
                              Name: ___________________
                              Title: ____________________

[signature page attached to Hotel Meadowlands Mack-Cali
Limited Partnership Limited Partnership Agreement]

SPECIAL GENERAL PARTNER

MACK-CALI MEADOWLANDS SPECIAL L.L.C

By: Mack-Cali Realty, L.P., a Delaware limited
Partnership, its sole member

By: Mack-Cali Realty Corporation, a Maryland
Corporation, its general partner

By: _________________________
                                       Name: ___________________
                                       Title: ____________________

PARTNERS AND PARTNER INFORMATION

GENERAL PARTNER INTEREST

MEADOWLANDS MACK-CALI GP, L.L.C.     0.01%

LIMITED PARTNER

MEADOWLANDS DEVELOPER LIMITED     99.99%
PARTNERSHIP

SPECIAL GENERAL PARTNER

MACK-CALI MEADOWLANDS SPECIAL L.L.C.    0.00%

                                                                                                                                 100%

SCHEDULE 1

TENANT PARTNERSHIPS

ERC Meadowlands Mills/Mack-Cali Limited Partnership

Baseball Meadowlands Mills/Mack-Cali Limited Partnership

A-B Office Meadowlands Mack-Cali Limited Partnership

C-D Office Meadowlands Mack-Cali Limited Partnership

Hotel Meadowlands Mack-Cali Limited Partnership

2

Execution Copy
EXHIBIT G

TRADEMARK LICENSE AGREEMENT

THIS TRADEMARK LICENSE AGREEMENT (this “Agreement”), dated as of November 22, 2006 (the “Effective Date”), is entered into by and among Meadowlands Developer Limited Partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership), a Delaware limited partnership (“Licensor”), and the parties listed on Schedule 1 (each a “Licensee” and together the “Licensees”).

WHEREAS, one of the purposes of Licensor is to, directly or indirectly, hold, own, develop, operate, maintain, improve, lease, finance, refinance, mortgage, sell, convey, exchange, transfer and otherwise use the Meadowlands Xanadu development project located in Bergen County, New Jersey (the “Project”);

WHEREAS, prior to the execution of this Agreement, The Mills Limited Partnership, a Delaware limited partnership, assigned to Meadowlands Limited Partnership (f/k/a Meadowlands Mills Limited Partnership), a Delaware limited partnership, all of its rights, title and interest in, to and under the trademarks and trademark applications set forth in the attached Schedule A (the “Marks”);

WHEREAS, immediately thereafter, Meadowlands Limited Partnership assigned all of its rights, title and interest in, to and under the Marks to Licensor; and

WHEREAS, pursuant to that certain Transaction Agreement, dated as of the date hereof, by and among certain of Licensees and other signatories thereto, Licensor and Licensees are to enter into a license agreement whereby Licensor will grant Licensees the right, privilege and license to use the Marks on or in connection with the Project, including the Arena ROFR and the Hotel ROFR (each as defined in the Rights Agreement (as defined herein)) (the “Licensed Property”).

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, the parties hereof, each intending to be legally bound hereby, do promise and agree as follows:

1. LICENSE

Subject to the terms and conditions of this Agreement, Licensor hereby grants to each Licensee for the term of this Agreement a non-exclusive, perpetual, royalty-free license to use the Marks in connection with the ownership, operation, marketing, promotion, manufacturing, distribution, sale, and services in connection with the Licensed Property. It is understood and agreed that Licenses granted under this Agreement shall pertain only to the Marks for use in connection with the Licensed Property and do not extend to any other mark, product, or service. Each of Licensees and its Affiliates shall be permitted to use the Marks in public filings as required by applicable laws. Each Licensee may, with the prior approval of Licensor, grant sublicenses hereunder to third parties for use of the Marks solely in connection with the Licensed Property; provided, that each such sublicense shall (i) not permit further sublicense; (ii) be in writing and signed by the parties thereto; and (iii) each such sublicense shall be granted expressly subject to the terms and conditions hereof and any commercially reasonable additional conditions required by Licensor. If Licensee grants a sublicense to a third party in accordance with the terms of this Section 1, Licensee shall provide Licensor with a copy of such sublicense. Each sublicense agreement entered into with a Licensee shall terminate or expire upon the termination or expiration of this Agreement with respect to such Licensee.

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2. TERM OF THIS AGREEMENT

This Agreement and the provisions hereof, except as otherwise provided herein, shall be in full force and effect commencing on the Effective Date and shall continue for one (1) year (the “Initial Term”). This Agreement shall thereafter be automatically renewed for an unlimited number of additional consecutive one (1) year terms (each a “Renewal Term”); provided, however, that the term of this Agreement shall not renew with respect to a Licensee if Licensor notifies such Licensee in writing at least thirty (30) days prior to the expiration of the Initial Term or a Renewal Term, as the case may be, that Licensor does not wish to renew the term of this Agreement; provided, further, however, that subject to Section 5, Licensor shall not have the right to terminate this Agreement without the consent of Licensee during the construction, development and operations of the Licensed Property as contemplated under: (i) that certain Mack-Cali Rights, Obligations and Option Agreement, dated as of November 22, 2006 (the “Rights Agreement”), by and among Licensor, certain Licensees and the other signatories thereto; (ii) the Amended and Restated Limited Partnership Agreement of A-B Office Meadowlands Mack-Cali Limited Partnership, dated as of November 22, 2006; (iii) the Amended and Restated Limited Partnership Agreement of C-D Office Meadowlands Mack-Cali Limited Partnership, dated as of November 22, 2006; (iv) the Amended and Restated Limited Partnership Agreement of Hotel Meadowlands Mack-Cali Limited Partnership, dated as of November 22, 2006; and (iii) that certain Amended and Restated Limited Partnership Agreement of Meadowlands Limited Partnership, dated as of November 22, 2006, by and among Kan Am USA XX Limited Partnership, a Delaware limited partnership, Kan Am USA XX Limited Partnership, a Delaware limited partnership, Kan Am USA XVI Limited Partnership, a Delaware limited partnership, Kan Am USA XV Limited Partnership, a Delaware limited partnership, Kan Am USA XXIII Limited Partnership, Kan Am Limited Partnership, The Mills Corporation, certain of Licensees and other signatories thereto (as each such agreement may hereinafter be amended, modified or supplemented from time to time ).

3. NOTICES, QUALITY CONTROL, AND SAMPLES

A. Licensees each acknowledge that the Marks and all trademark applications or registrations relating thereto are the property of Licensor, and that all uses of the Marks shall inure to the benefit of Licensor, that Licensees shall acquire no right or interest in the Marks, by virtue of this Agreement or by virtue of the use of the Marks, except the right to use the Marks in accordance with the provisions of this Agreement and that each such Licensee will not use the Marks except as provided in this Agreement.

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B. Licensees each agree that Licensor shall maintain and exercise effective and exclusive quality control over any goods and services to which the Marks are affixed; provided, however, such controls are reasonable and are no greater than those quality controls imposed on other licensees.

C. Licensees agrees that the quality of the Licensed Property, and any goods or services provided in connection therewith and suitable for their intended purpose, will be of the quality and conform to the quality standards set by Licensor. Licensee agrees to comply with all federal, state, local or foreign statutes, laws, codes or rules. Licensee further agrees to adhere to any other terms and conditions that Licensor may provide regarding use of the Marks and the quality of the goods or services provided by Licensee in connection with the Marks. Licensor reserves the right to revise the quality standards referred to in this Agreement from time to time. Licensor shall have the right to inspect each Licensee's facilities, operations, designs and any materials to which the Marks are affixed, and to inspect the quality of each Licensee’s goods and services provided in connection with the Licensed Property. Each Licensee shall supply Licensor with specimens of all uses of the Marks upon Licensor’s written request. If Licensor in good faith reasonably determines that its quality standards are not being met by a Licensee, then Licensor will give such Licensee written notice thereof, and if such Licensee fails to correct any defects or other failures to meet the established quality standard within one (1) month of such written notice, then Licensor may terminate this License Agreement with respect to such Licensee.

D. Licensees each warrant that the Licensed Property will be in compliance with all applicable laws and regulations. Each Licensee shall deliver to Licensor notice of any actions filed against each such Licensee wherein it is alleged that the Licensed Property is deficient or defective.

E. Licenses granted hereunder to a Licensee are conditioned upon such Licensee's full and complete compliance with the marking provisions of the trademark, patent and copyright laws of the United States and as otherwise instructed by Licensor.

F. The Licensed Property, as well as all goods, services and promotional, packaging, and advertising material or similar matter where the Licensed Property is referenced, shall include all appropriate legal notices as required by Licensor.

4. INTELLECTUAL PROPERTY RIGHTS

A. Each Licensee acknowledges Licensor’s exclusive rights in the Marks and, further, acknowledges that Licensor is the owner thereof. Licensees shall not, to the extent permitted under applicable law, at any time during or after the effective term of this Agreement, dispute or contest, directly or indirectly, Licensor's exclusive right and title to the Marks or the validity thereof.

B. Each Licensee acknowledges that the Marks are associated exclusively with Licensor.

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C. Each Licensee agrees that it is prohibited from using the Marks or any marks or terms confusingly similar to the Marks unless expressly permitted under this Agreement.

D. Licensor shall have the right, but, not the obligation to file and prosecute applications for registration of the Marks and to maintain any registrations for the Marks. Licensee shall provide full cooperation to Licensor in connection with the registration and maintenance of the Marks. Each Licensee agrees not to file any applications in its own name or in the name of any of its Affiliates (defined below) to register the Marks in the United States or in foreign countries. Licensees shall not incorporate, organize limited liability companies, register trade or fictitious names, or register domain names using names that include the Marks, without prior written permission of Licensor. “Affiliate” shall mean, with respect to any party hereto, any other person or entity directly or indirectly controlling, controlled by, or under common control with such party; provided, that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to an entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

E. Each Licensee agrees to promptly notify Licensor in writing of any and all infringing marks, colorable imitations or other unauthorized uses of the Marks. In the event that any of the Marks is infringed by a third party, Licensor shall have the sole authority to conduct an action for infringement or cancellation, opposition or other inter partes proceeding involving rights in and to the Marks. When requested, a Licensee shall fully cooperate with Licensor in preventing such infringements and unauthorized uses, at the expense of Licensor. Each Licensee further agrees to promptly notify Licensor in writing of any legal action or threatened legal action which it receives or becomes aware of involving the Marks. Licensor shall have the right to control the prosecution and defense of any such action or threat at its expense. The costs of any litigation or inter partes proceeding shall be paid by Licensor and any proceeds shall be retained by Licensor.

5. TERMINATION

Notwithstanding anything herein to the contrary, the following termination rights are in addition to the termination rights that may be provided elsewhere in this Agreement:

A. Licensor shall have the right to immediately terminate this Agreement and revoke any licenses hereunder with respect to a Licensee by giving written notice to such Licensee in the event that such Licensee files a petition in bankruptcy or is adjudicated bankrupt or insolvent, or an arrangement pursuant to any bankruptcy law, or if such Licensee discontinues or dissolves its business or if a receiver is appointed for such Licensee or for such Licensee's business and such receiver is not discharged within 180 days.

B. Licensor may terminate this Agreement with respect to a Licensee on fifteen (15) business days written notice to such Licensee in the event of a breach of any material

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provision of this Agreement by such Licensee; provided, that such Licensee has failed to cure such breach within such fifteen (15) business day period.

6. POST TERMINATION RIGHTS

Upon the expiration or termination of this Agreement with respect to a Licensee, all rights granted to such Licensee under this Agreement shall forthwith terminate and immediately revert to Licensor and such Licensee shall discontinue all use and further reference to the Marks. Such Licensee shall thereupon promptly turn over to Licensor all materials which reproduce the Marks or, if requested by Licensor, shall give Licensor satisfactory evidence of their destruction and shall complete any formal assignments of rights not already completed. Such Licensee shall be responsible to Licensor for any damage caused by unauthorized use by such Licensee or others of such reproduction materials which are not turned over or destroyed.

7. INDEMNITY

A. Each Licensee severally, and not jointly, agrees to defend, indemnify and hold harmless Licensor, and its Affiliates, officers, directors, agents, and employees, against all third party suits and claims and all judgments, costs, expenses, and losses related thereto (including reasonable attorneys’ fees and costs) (“Losses”) arising by reason of or in connection with any material breach under this Agreement by such Licensee, its Affiliates, officers, directors, agents or employees, but not any infringement or related intellectual property claims based on Licensee's use of the Marks in accordance with this Agreement. Such Licensee shall be fully responsible for and agrees to pay the cost of all investigations, defense, legal fees and settlements or judgments resulting from any complaint, demand, claim or legal action encompassed by the foregoing indemnity, but shall have no liability for lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. For purposes of this Section 7.A. only, the term “material” shall mean any single breach under this Agreement that, in and of itself, results in Losses in excess of Twenty-Five Thousand Dollars ($25,000.00). For the avoidance of doubt, Losses shall not be aggregated for purposes of determining whether or not a breach is “material”.

B. Licensor agrees to defend, indemnify and hold harmless each Licensee and its Affiliates, officers, directors, agents and employees, against all Losses made by a third party alleging that such Licensee's use of the Marks in accordance with this Agreement infringes or violates the intellectual property of any third party. Licensor shall be fully responsible for and agrees to pay the cost of all investigations, defense, legal fees, and settlements or judgments resulting from any complaint, demand, claim or legal action encompassed by the foregoing indemnity, but shall have no liability for lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages.

C. Licensor will control any matter relating to the validity, enforceability or scope of the Marks.

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8. REMEDIES

It is agreed that the rights and obligations conveyed and incurred in this Agreement are unique and special and that the breach thereof will not give rise to readily calculable monetary damages. Upon breach of this Agreement by a Licensee, Licensor shall be entitled to seek specific performance, injunctive relief and such other relief (in law or in equity) as any court with jurisdiction may deem best and proper and, in the event Licensor seeks temporary or preliminary injunctive relief, Licensor shall not be required to post a bond or prove insufficiency of monetary damages.

9. NOTICES

All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered overnight by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed to the last known address of such party or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier services. For purposes of notices, the addresses of the parties hereto shall be as follows, which addresses may be changed at any time by written notice given in accordance with this provisions:

If to Licensor, to:

                    c/o Colony Xanadu, LLC
                    660 Madison Avenue, Suite 1600
                    New York, NY 10021
                    Attn: Richard Saltzman
                    Telephone: (212) 832-0500
                    Fax: (212) 593-5433

and

                    c/o Colony Xanadu, LLC
                    1999 Avenue of the Stars, Suite 1200
                    Los Angeles, CA 90067
                    Attn: Joy Mallory
                    Telephone: (310) 282-8820
                    Fax: (310) 282-8808

with a copy to (which shall not constitute notice)

                    White & Case LLP
                    1155 Avenue of the Americas
                    New York, NY 10036
                    Attn: John Reiss, Esq.
                    Attn: Steven Teichman, Esq.
                    Telephone: (212) 819-8200
                    Fax: (212) 354-8113

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If to any of the Licensees to which Mack-Cali Realty Corporation or any of its affiliates holds an equity interest in such Licensee, to:

                    c/o Mack-Cali Realty Corporation
                    P.O. Box 7817
                    Edison, NJ 08818-7817
                    Attn: Mitchell E. Hersh, President and Chief Executive Officer
                    Fax: (732) 205-9040

And

                    c/o Mack-Cali Realty Corporation
                    P.O. Box 7817
                    Edison, NJ 08818-7817
                    Attn: Roger W. Thomas, Executive Vice President
                              and General Counsel
                    Fax: (732) 205-9015

For courier and overnight delivery to any of the Licensees, to:

                    c/o Mack-Cali Realty Corporation
                    343 Thornall Street
                    Edison, NJ 08837-2206

with a copy to (which shall not constitute notice)

                    Seyfarth Shaw LLP
                    1270 Avenue of the Americas
                    Suite 2500
                    New York, NY 10020-1801
                    Attn: John P. Napoli, Esq.
                    Fax: (212) 218-5527

10. GOVERNING LAW

This Agreement and the rights and obligations of the parties hereto shall be governed in all respects by and constructed in accordance with and subject to the laws of the State of New York, as such law is applied to agreements between New York residents entered into and performed entirely in the State of New York.

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11. FORUM

Any judicial proceeding brought against any of the parties hereto on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of New York, or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties hereto accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties hereto. Each party hereto agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s address in accordance with Section 9 shall be effective service of process for any action, suit or proceeding in New York with respect to any matters for which it has submitted to jurisdiction pursuant to this Section 11. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12. RELATIONSHIP

This Agreement does not create a partnership or a joint venture between the parties hereto and no party hereto shall have any power hereunder to obligate or bind the other. Licensees shall act hereunder as independent contractors and shall not be deemed expressly or by implication to be an agent, employee, or servant of Licensor or the other Licensees for any purpose whatsoever. In the performance of this Agreement, Licensees shall comply with all applicable state, federal and local laws and Licensor shall not be responsible for the consequences of any violation thereof.

13. AGREEMENT BINDING ON SUCCESSORS; THIRD PARTY BENEFICIARIES

This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns, heirs, executors and administrators and nothing in this Agreement, express or implied, is intended to confer upon any other party (other than the parties hereto or their respective successors and permitted assigns, heirs, executors and administrators) any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in Section 7.

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14. WAIVER

No waiver by a party hereto of any default shall be deemed as a waiver of prior or subsequent default of the same or other provisions of this Agreement.

15. SEVERABILITY

If any term, clause, or provision hereof is held invalid, void or unenforceable by a court or governmental agency of competent jurisdiction, such decision shall not affect the validity or operation of any other term, clause, or provision and such invalid, void or unenforceable portion shall be deemed to be severed from this Agreement.

16. ASSIGNABILITY

This Agreement and Licenses granted hereunder to each Licensee are personal to such Licensee and shall not be assigned by any act of such Licensee or by operation of law or otherwise without the express written consent of Licensor; provided that this Agreement and Licenses granted hereunder may be pledged as collateral to a Licensee’s financing sources, so long as such financing is related solely to the development, operation, maintenance, improvement or use of the Project. Licensor shall have the right at any time to assign this Agreement to any person or entity, whether by contract, operation of law or otherwise, upon fifteen (15) days prior written notice to Licensees. Any assignment in violation of this Section 16 shall by null and void ab initio.

17. INTEGRATION

This Agreement, including Schedules, constitutes the entire understanding of the parties hereto with regard to the subject matter hereof and this Agreement supersedes all previous representations, understandings or agreements, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement shall not be modified or amended except in writing signed by the parties hereto and specifically referring to this Agreement.

Remainder of Page Intentionally Left Blank

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

MEADOWLANDS DEVELOPER LIMITED
PARTNERSHIP

By:  Meadowlands Limited Partnership, its
        managing general partner

By:  Colony Xanadu, LLC, its managing
        general partner

By: ________________________
Name:
Title:

A-B OFFICE MEADOWLANDS MACK-CALI
LIMITED PARTNERSHIP

By:  Meadowlands Mills/Mack-Cali GP, L.L.C., its
        general partner

        By:  Meadowlands Developer Limited Partnership,
                its sole member

                By:  Meadowlands Limited Partnership, its
                        general partner

                By:  Colony Xanadu, LLC, its managing
                        general partner

By: ________________________
                                                       Name:
                                                       Title:

BASEBALL MEADOWLANDS MILLS/MACK-CALI
LIMITED PARTNERSHIP

By:  Meadowlands Mills/Mack-Cali GP, L.L.C.,
        its general partner

By:  Meadowlands Developer Limited
        Partnership, its sole member

        By:  Meadowlands Limited Partnership,
                its general partner

                By:  Colony Xanadu, LLC, its
                        managing general partner

                        By: _____________________
                               Name:
                               Title:

C-D OFFICE MEADOWLANDS MACK-CALI
LIMITED PARTNERSHIP

By:  Meadowlands Mills/Mack-Cali GP, L.L.C., its
        general partner

        By:  Meadowlands Developer Limited Partnership,
                its sole member

                By:  Meadowlands Limited Partnership, its
                        general partner

                        By:  Colony Xanadu, LLC, its managing
                                general partner

                                By: ________________________
                                        Name:
                                        Title:

COLONY XANADU, LLC By: _______________________________ Name: Title:	COLONY XANADU II, LLC By: ______________________________ Name: Title:
COLONY XANADU III, LLC By: ________________________________ Name: Title:	COLONY XANADU HOLDINGS, LLC By: ______________________________ Name: Title:
COLONY XANADU STOCK II, LLC By: ________________________________ Name: Title:	COLONY XANADU STOCK III, LLC By: _______________________________ Name: Title:

ERC 16W LIMITED PARTNERSHIP

By: 16W ERC GP, LLC, its general partner

                    By:  Meadowlands Developer Limited
                            Partnership, its sole member

                            By:  Meadowlands Limited Partnership, its
                                    managing general partner

                                    By:  Colony Xanadu, LLC, its
                                            managing general partner

                                            By:  ______________________
                                                    Name:
                                                    Title:

HOTEL MEADOWLANDS MACK-CALI LIMITED
PARTNERSHIP

By:  Meadowlands Mills/Mack-Cali GP, L.L.C., its general
        partner

       By:  Meadowlands Developer Limited Partnership, its sole
               member

              By:  Meadowlands Limited Partnership, its general
                      partner

                      By:  Colony Xanadu, LLC, its managing
                              general partner

                              By: ________________________
                                     Name:
                                     Title:

SCHEDULE 1

LICENSEES

A-B Office Meadowlands Mack-Cali Limited Partnership, a Delaware limited partnership
Baseball Meadowlands Mills/Mack-Cali Limited Partnership, a Delaware limited partnership (on or about the date hereof it shall change its name to Baseball Meadowlands Limited Partnership)
C-D Office Meadowlands Mack-Cali Limited Partnership, a Delaware limited partnership
Colony Xanadu, LLC, a Delaware limited liability company (solely for use of the name “Xanadu” in its legal name)
Colony Xanadu II, LLC, a Delaware limited liability company (solely for use of the name “Xanadu” in its legal name)
Colony Xanadu III, LLC, a Delaware limited liability company (solely for use of the name “Xanadu” in its legal name)
Colony Xanadu Holdings, LLC, a Delaware limited liability company (solely for use of the name “Xanadu” in its legal name)
Colony Xanadu Stock II, LLC, a Delaware limited liability company (solely for use of the name “Xanadu” in its legal name)
Colony Xanadu Stock III, LLC, a Delaware limited liability company (solely for use of the name “Xanadu” in its legal name)
ERC 16W Limited Partnership
Hotel Meadowlands Mack-Cali Limited Partnership, a Delaware limited partnership

S-1-1

SCHEDULE 2

MARKS

Mark	Application No.	Class / Goods and Services	Owner
COMING SOON and MISCELLANEOUS DESIGN	76/660,661	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
COMING SOON and MISCELLANEOUS DESIGN (tickets)	76/658,336	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
HOT and DESIGN	76/658,335	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
HOT and DESIGN	76/660,643	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
MEADOWLANDS MILLS	76/640,838
Class 35 - Shopping center services, namely, business management services for shopping malls and promoting the goods and services of others by means of operating a shopping mall.
Class 36 - Shopping center services, namely, leasing of shopping mall space.
The Mills Limited Partnership
MEADOWLANDS MILLS and DESIGN	76/640,839
Class 35 - Shopping center services, namely, business management services for shopping malls and promoting the goods and services of others by means of operating a shopping mall.
Class 36 - Shopping center services, namely, leasing of shopping mall space.
The Mills Limited Partnership
MEADOWLANDS XANADU	76/663,096
Class 35 - Shopping center services, namely, business management services for shopping malls and promoting the goods and services of others by means of operating a shopping mall.
Class 36 - Shopping center services, namely, leasing of shopping mall space.
The Mills Limited Partnership
MEADOWLANDS XANADU	76/461,912	Class 37 - Real estate development featuring planned entertainment mixed use and retail mixed use.	The Mills Limited Partnership
MEADOWLANDS XANADU (Stylized)	76/978,281	Class 37 - Real estate development featuring planned entertainment mixed use and retail mixed use.	The Mills Limited Partnership
MEADOWLANDS XANADU (Stylized)	76/608,360	Class 36 - Shopping center services and leasing of real property for retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (airplane with X propeller)	76/658,334	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (Airplane)	76/660,657	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (Boy)	76/660,644	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (elated boy)	76/658,339	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (Button)	76/660,646	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (crossed thread in button)	76/658,337	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (Cheerleader)	76/660,645	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (outstretched cheerleader with pom-poms)	76/658,331	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (crossed golf clubs)	76/658,340	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (crossed straws in a glass)	76/658,338	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (glass with straws)	76/660,659	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (Dancer in X)	76/658,333	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (Dancer)	76/660,660	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (skier with crossed skis)	76/658,332	Class 36 - Leasing of real property for commercial, retail, entertainment, dining and office space.	The Mills Limited Partnership
MISCELLANEOUS DESIGN (Skier)	76/660,658	Class 37 - Real estate development services featuring commercial, retail, entertainment, residential and mixed use.	The Mills Limited Partnership
X (Stylized)	76/978,308	Class 37 - Real estate development featuring planned entertainment mixed use and retail mixed use.	The Mills Limited Partnership
X (Stylized)	76/608,353
Class 35 - Shopping center services, namely, business management services for shopping malls and promoting the goods and services of others by means of operating a shopping mall.
Class 36 - Shopping center services, namely, leasing of shopping mall space.
The Mills Limited Partnership

Marks in Use for Which Registration Has Not Been Sought
Mark	Nature of Use
THE ULTIMATE SKYBOX	Sports district at the Project
THE TOTAL HOME	Food and home district at the Project
THE WORLD OF STYLE	Fashion district at the Project
THE MULTIMEDIA PLAYGROUND	Entertainment district at the Project
THE DIGITAL PLAYGROUND	Entertainment district at the Project Note: Was used in the leasing brochures already printed, but is not currently being used online.
A PLAYHOUSE WITH NO LIMITS	Children’s education district at the Project
IMAGINARIUM	Children’s education district at the Project Note: The mark IMAGINARIUM may only be used in the leasing brochures that have already been printed, until supply is exhausted.
EXPLORATORIUM	Children’s education district at the Project Note: The mark EXPLORATORIUM may only be used in the leasing brochures that have already been printed, until supply is exhausted.

EXHIBIT H

ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST

The undersigned (“Assignor”), holder of a general partnership interest in Meadowlands Developer Limited Partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) (“Assignee”), a Delaware limited partnership, for and in consideration of One Dollars ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby transfers, assigns and sets over to Assignee or Assignee’s nominee or nominees, pursuant to and in accordance with the terms and conditions of that certain Redemption Agreement (the “Redemption Agreement”), dated November 22, 2006, by and among Assignee, Meadowlands Developer Holding Corp. (“MDHC”), Assignor, Mack-Cali Meadowlands Special L.L.C. (“MC Special”) and Meadowlands Limited Partnership (“MLP”) and the Mack-Cali Rights, Obligations and Option Agreement to be entered into on the date hereof by and among Assignee, MLP, Meadowlands Mack-Cali GP, L.L.C., MDHC, MC Special, Baseball Meadowlands Limited Partnership, A-B Office Meadowlands Mack-Cali Limited Partnership, C-D Meadowlands Mack-Cali Limited Partnership, Hotel Meadowlands Mack-Cali Limited Partnership and ERC Meadowlands Limited Partnership, all of Assignor’s right, title and interest in, and to, Assignee (the “Assigned Interest”), which Assignor represents to be free and clear of all liens, pledges, encumbrances, claims, charges, equities, agreements, rights, options or restrictions of any kind, nature or description whatsoever.

Assignee hereby accepts the assignment and transfer of the Assigned Interest and Assignee hereby assumes the Assigned Interest and the obligations and liabilities relating thereto and performance thereof arising from and after the time of closing pursuant to that certain Redemption Agreement (the “Closing”).

To have and to hold the same unto Assignee, Assignee’s successors and assigns, from and after the Closing.

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IN WITNESS WHEREOF, Assignor and Assignee have duly executed this instrument as of the 22nd day of November, 2006.

ASSIGNOR:

MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C., a
New Jersey limited liability company

By: Mack-Cali Realty, L.P., a Delaware limited
        partnership, its sole member

        By: Mack-Cali Realty Corporation, a
               Maryland corporation, its general partner

               By: _______________________
                      Name:
                      Title:

ASSIGNEE:

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP, a
Delaware limited partnership

By: Meadowlands Limited Partnership, a Delaware limited
       partnership, its Managing General Partner

       By: Colony Xanadu, LLC, a Delaware limited liability
              company, its Managing General Partner

              By: ____________________________
                     Name:
                     Title:

 By: Mack-Cali Meadowlands Special L.L.C., a New Jersey
         limited liability company, a General Partner

         By:  Mack-Cali Realty, L.P., a Delaware limited partnership, its Sole Member

      By: Mack-Cali Realty Corporation, a Maryland
             corporation, its General Partner

                          By: _____________________
                         Name:
                                 Title:

EXHIBIT I

MACK-CALI RIGHTS, OBLIGATIONS AND OPTION AGREEMENT

Memorandum for Recordation

MEMORANDUM OF
MACK-CALI RIGHTS, OBLIGATIONS AND OPTION AGREEMENT

THIS MEMORANDUM OF MACK-CALI RIGHTS, OBLIGATIONS AND OPTION AGREEMENT (“Memorandum”) is made as of the 22nd day of November, 2006 by and among (i) MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership), a Delaware limited partnership (“MDLP”), (ii) MEADOWLANDS LIMITED PARTNERSHIP (f/k/a Meadowlands Mills Limited Partnership), a Delaware limited partnership (“JV GP”), (iii) MEADOWLANDS DEVELOPER HOLDING CORP., a Delaware limited partnership (“JV Holding”), (iv) MEADOWLANDS MACK-CALI GP, L.L.C., a Delaware limited liability company (“GP LLC”), (v) MACK-CALI MEADOWLANDS SPECIAL L.L.C., a New Jersey limited liability company (“Special General Partner”), (vi) MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C., a New Jersey limited liability company (“MC Entertainment”), (vii) BASEBALL MEADOWLANDS LIMITED PARTNERSHIP (f/k/a Baseball Meadowlands Mills/Mack-Cali Limited Partnership), a Delaware limited partnership (“Baseball LP”), (viii) A-B OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP (f/k/a A-B Office Meadowlands Mack-Cali/Mills Limited Partnership), a Delaware limited partnership (“A-B Office LP”), (ix) C-D OFFICE MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP (f/k/a C-D Office Meadowlands Mack-Cali/Mills Limited Partnership), a Delaware limited partnership (“C-D Office LP”), (x) HOTEL MEADOWLANDS MACK-CALI LIMITED PARTNERSHIP (f/k/a Hotel Meadowlands Mack-Cali/Mills Limited Partnership), a Delaware limited partnership (“Hotel LP”) and (xi) ERC MEADOWLANDS MILLS/MACK-CALI LIMITED PARTNERSHIP, a Delaware limited partnership (“ERC LP”) (MDLP, JV, JV GP, JV Holding, GP LLC, Special General Partner, MC Entertainment, Baseball LP, A-B Office LP, C-D Office LP, Hotel LP and ERC LP collectively referred to herein as the “Parties”).

W I T N E S S E T H :

WHEREAS, the MDLP, GP LLC and Special General Partner each have an interest in that certain real property commonly referred to as the Hotel Component and the Office Component, as more particularly described on Exhibit “A” annexed hereto (the “Property”); and

WHEREAS, the Parties have entered into that certain Mack-Cali Rights, Obligations and Option Agreement, dated of even date herewith (the “Agreement”), setting forth certain rights and obligations of the Parties respecting, among other things, the Property; and

WHEREAS, the Parties desire to record this Memorandum in the public records of the County of Bergen, State of New Jersey.

NOW, THEREFORE, the Parties agree as follows:

Section 24.  TERM OF AGREEMENT. The Agreement shall commence on November 22, 2006, and shall continue in accordance with the terms of the Agreement.

Section 25.  EFFECT OF MEMORANDUM OF AGREEMENT. This Memorandum is entered into by the Parties, and is to be recorded to set forth the Agreement as a matter of record in order, among other things, that third parties may have notice of the existence of the Agreement. All of the terms, conditions, provisions and covenants of the Agreement are incorporated in this Memorandum by reference as though written out at length herein, and the Agreement and this Memorandum shall be deemed to constitute a single instrument or document. Nothing contained in this Memorandum shall be deemed to modify, amend, alter, limit or otherwise change any of the provisions of the Agreement itself or the rights and obligations of the parties thereto as provided therein. In the event of any conflict or ambiguity between the terms of this Memorandum or the terms of the Agreement, the terms of the Agreement shall prevail.

Section 26.  BINDING EFFECT. The respective rights and obligations of the Parties set forth herein and in the Agreement, to the extent provided herein and therein, shall be binding upon and inure to the benefit of such Parties and their respective heirs, successors and permitted assigns.

Section 27.  NO OTHER LIENS. Except as otherwise allowed, provided and/or contemplated under the Agreement and the Transaction Documents (as defined in the Agreement), no mortgage, lien, security interest or other encumbrance, shall be placed on the Property.

Section 28.  EXECUTION OF AGREEMENT. This document may be executed in any number of separate counterparts, each of which shall, collectively, constitute one agreement.

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IN WITNESS WHEREOF, the Parties have executed this Memorandum as of the day and year first above written.

MDLP:

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP, a Delaware limited partnership

By: Meadowlands Limited Partnership,
        its managing general partner

                                                                                                By:  Colony Xanadu, LLC, its managing general partner

                                                                                                         By:      ____________________________
                                                                                                         Name:  ____________________________
                                                                                                         Title:    ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )

On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ____________________________
Notary Public

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JV GP:

MEADOWLANDS LIMITED PARTNERSHIP, a
Delaware limited partnership

By:  Colony Xanadu, LLC,
         its managing general partner

                                                                                                              By:      ____________________________
                                                                                                              Name: ____________________________
                                                                                                              Title:   ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )

On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ____________________________
Notary Public

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JV HOLDING:

MEADOWLANDS DEVELOPER HOLDING
CORP., a Delaware limited partnership

By:     ____________________________
                                                                                        Name:  ____________________________
                                                                                        Title:    ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )

On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Meadowlands Developer Holding Corp., and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ____________________________
Notary Public

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GP LLC:

MEADOWLANDS MACK-CALI GP, L.L.C., a
Delaware limited liability company

By: Meadowlands Developer Limited
                                                                                                Partnership, its sole member

                                                                                                By: Meadowlands Limited
                                                                                                        Partnership, its general partner

                                                                                                        By: Colony Xanadu, LLC, its
                                                                                                               managing general partner

                                                                                                                        By:       ____________________________
                                                                                                                        Name:  ____________________________
                                                                                                                        Title:    ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )
On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ____________________________
Notary Public

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SPECIAL GENERAL PARTNER:

MACK-CALI MEADOWLANDS SPECIAL L.L.C.,
a New Jersey limited liability company

By: Mack-Cali Realty, L.P., its sole member

                                                                                                By: Mack-Cali Realty Corporation, its
                                                                                                       general partner

                                                                                                       By:       ____________________________
                                                                                                       Name:  ____________________________
                                                                                                       Title:    ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )

On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Mack-Cali Realty Corporation, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ____________________________
Notary Public

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MC ENTERTAINMENT:

MACK-CALI MEADOWLANDS
ENTERTAINMENT L.L.C., a New Jersey limited liability company

By: Mack-Cali Realty, L.P., its sole member

                                                                                                By: Mack-Cali Realty Corporation, its
                                                                                                       general partner

                                                                                                        By:      ____________________________
                                                                                                        Name: ____________________________
                                                                                                        Title:   ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )

On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Mack-Cali Realty Corporation, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ____________________________
Notary Public

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BASEBALL LP:

BASEBALL MEADOWLANDS LIMITED
PARTNERSHIP, a Delaware limited partnership

By: Meadowlands Baseball Holding, LLC, its general
      partner

By: Meadowlands Developer Limited
                                                                                                        Partnership, its sole member

                                                                                                        By: Colony Xanadu, LLC, its
                                                                                                               managing general partner

                                                                                                               By:       ____________________________
                                                                                                               Name:  ____________________________
                                                                                                               Title:    ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )
On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                               ____________________________
Notary Public

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A-B OFFICE LP:

A-B OFFICE MEADOWLANDS MACK-CALI
LIMITED PARTNERSHIP, a Delaware limited
partnership

By: Meadowlands Mack-Cali GP, L.L.C., its
       general partner

By: Meadowlands Developer Limited
                Partnership, its sole member

                                                                                                        By: Colony Xanadu, LLC, its
                                                                                                               managing general partner

                                                                                                               By:       ____________________________
                                                                                                               Name:  ____________________________
                                                                                                               Title:    ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )
On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                               ____________________________
Notary Public

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C-D OFFICE LP:

C-D OFFICE MEADOWLANDS MACK-CALI
LIMITED PARTNERSHIP, a Delaware limited
partnership

By: Meadowlands Mack-Cali GP, L.L.C., its
      general partner

By: Meadowlands Developer Limited
                                                                                                        Partnership, its sole member

                                                                                                        By: Colony Xanadu, LLC, its
                                                                                                               managing general partner

                                                                                                                By:      ____________________________
                                                                                                                Name: ____________________________
                                                                                                                Title:   ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )
On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ____________________________
Notary Public

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HOTEL OFFICE LP:

HOTEL OFFICE MEADOWLANDS MACK-CALI
LIMITED PARTNERSHIP, a Delaware limited
partnership

By: Meadowlands Mack-Cali GP, L.L.C., its
                                                                                               general partner

By: Meadowlands Developer Limited
                                                                                                        Partnership, its sole member

                                                                                                        By: Colony Xanadu, LLC, its
                                                                                                                managing general partner

                                                                                                                By:      ____________________________
                                                                                                                Name: ____________________________
                                                                                                                Title:   ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )
On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                               ____________________________
Notary Public

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ERC LP:

ERC MEADOWLANDS MILLS/MACK-CALI
LIMITED PARTNERSHIP, a Delaware limited
partnership

By: Meadowlands Mack-Cali GP, L.L.C., its
                                                                                               general partner

By: Meadowlands Developer Limited
                                                                                                       Partnership, its sole member

                                                                                                       By: Colony Xanadu, LLC, its
                                                                                                              managing general partner

                                                                                                              By:       ____________________________
                                                                                                              Name:  ____________________________
                                                                                                              Title:    ____________________________

STATE OF NEW YORK )
: ss.
COUNTY OF NEW YORK )
On the ____ day of November, 2006, before me, the undersigned, personally appeared _______________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as an officer of Colony Xanadu, LLC, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ____________________________
Notary Public

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT J

ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST

The undersigned (“Assignor”), holder of a general partnership interest in Meadowlands Developer Limited Partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) (“Assignee”), a Delaware limited partnership, for and in consideration of One Dollars ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby transfers, assigns and sets over to Assignee or Assignee’s nominee or nominees, pursuant to and in accordance with the terms and conditions of that certain Redemption Agreement (the “Redemption Agreement”), dated November 22, 2006, by and among Assignee, Meadowlands Developer Holding Corp. (“MDHC”), Assignor, Mack-Cali Meadowlands Special L.L.C. (“MC Special”) and Meadowlands Limited Partnership (“MLP”) and the Mack-Cali Rights, Obligations and Option Agreement to be entered into on the date hereof by and betweenamong Assignee, MLP, Meadowlands Mack-Cali GP, L.L.C., MDHC, MC Entertainment, Baseball Meadowlands Mills/Mack-Cali Limited Partnership, A-B Office Meadowlands Mack-Cali/Mills Limited Partnership, C-D Meadowlands Mack-Cali/Mills Limited Partnership, Hotel Meadowlands Mack-Cali Limited Partnership and ERC Meadowlands Limited Partnership, all of Assignor’s right, title and interest in, and to, Assignee (the “Assigned Interest”), which Assignor represents to be free and clear of all liens, pledges, encumbrances, claims, charges, equities, agreements, rights, options or restrictions of any kind, nature or description whatsoever.

Assignee hereby accepts the assignment and transfer of the Assigned Interest and Assignee hereby assumes the Assigned Interest and the obligations and liabilities relating thereto and performance thereof arising from and after the time of closing pursuant to that certain Redemption Agreement (the “Closing”).

To have and to hold the same unto Assignee, Assignee’s successors and assigns, from and after the Closing.

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IN WITNESS WHEREOF, Assignor and Assignee have duly executed this instrument as of the 22nd day of November, 2006.

ASSIGNOR:

MACK-CALI MEADOWLANDS SPECIAL L.L.C., a New Jersey
limited liability company

By: Mack-Cali Realty, L.P., a Delaware limited
        partnership, its sole member

        By: Mack-Cali Realty Corporation, a
               Maryland corporation, its general partner

               By: _______________________
                      Name:
                      Title:

ASSIGNEE:

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP, a
Delaware limited partnership

By: Meadowlands Limited Partnership, a Delaware limited
       partnership, its Managing General Partner

       By: Colony Xanadu, LLC, a Delaware limited liability
              company, its Managing General Partner

               By: __________________________
                      Name:
                      Title:

By: Mack-Cali Meadowlands Special L.L.C., a New Jersey
        limited liability company, a General Partner

        By: Mack-Cali Realty, L.P., a Delaware limited partnership, its Sole Member

               By: Mack-Cali Realty Corporation, a Maryland
                      corporation, its General Partner

                       By:  ____________________________
                       Name:
                               Title:

EXHIBIT K

ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST

The undersigned (“Assignor”), holder of a general partnership interest in Meadowlands Developer Limited Partnership (f/k/a Meadowlands Mills/Mack-Cali Limited Partnership) (“Assignee”), a Delaware limited partnership, for and in consideration of One Dollars ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby transfers, assigns and sets over to Assignee or Assignee’s nominee or nominees, pursuant to and in accordance with the terms and conditions of that certain Redemption Agreement (the “Redemption Agreement”), dated November 22, 2006, by and among Assignee, Meadowlands Developer Holding Corp. (“MDHC”), Assignor, Mack-Cali Meadowlands Special L.L.C. (“MC Special”) and Meadowlands Limited Partnership (“MLP”) and the Mack-Cali Rights, Obligations and Option Agreement to be entered into on the date hereof by and among Assignee, MLP, Meadowlands Mack-Cali GP, L.L.C., MDHC, MC Special, Baseball Meadowlands Limited Partnership, A-B Office Meadowlands Mack-Cali Limited Partnership, C-D Meadowlands Mack-Cali Limited Partnership, Hotel Meadowlands Mack-Cali Limited Partnership and ERC Meadowlands Limited Partnership, all of Assignor’s right, title and interest in, and to, Assignee (the “Assigned Interest”), which Assignor represents to be free and clear of all liens, pledges, encumbrances, claims, charges, equities, agreements, rights, options or restrictions of any kind, nature or description whatsoever.

Assignee hereby accepts the assignment and transfer of the Assigned Interest and Assignee hereby assumes the Assigned Interest and the obligations and liabilities relating thereto and performance thereof arising from and after the time of closing pursuant to that certain Redemption Agreement (the “Closing”).

To have and to hold the same unto Assignee, Assignee’s successors and assigns, from and after the Closing.

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IN WITNESS WHEREOF, Assignor and Assignee have duly executed this instrument as of the 22nd day of November, 2006.

ASSIGNOR:

MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C., a
New Jersey limited liability company

By: Mack-Cali Realty, L.P., a Delaware limited
        partnership, its sole member

        By: Mack-Cali Realty Corporation, a
               Maryland corporation, its general partner

               By: _______________________
                      Name:
                      Title:

ASSIGNEE:

MEADOWLANDS DEVELOPER LIMITED PARTNERSHIP, a
Delaware limited partnership

By: Meadowlands Limited Partnership, a Delaware limited
        partnership, its Managing General Partner

        By: Colony Xanadu, LLC, a Delaware limited liability
               company, its Managing General Partner

                By: ____________________________
                       Name:
                       Title:

By: Mack-Cali Meadowlands Special L.L.C., a New Jersey
        limited liability company, a General Partner

        By: Mack-Cali Realty, L.P., a Delaware limited partnership, its Sole Member

               By: Mack-Cali Realty Corporation, a Maryland
                      corporation, its General Partner

                      By:  ____________________________
                       Name:
                               Title:

Schedule 5.1(d)

None.

Schedule 5.2(d)

Required Consents

1. MC Entertainment - Consent of Sole Member

2. MC Special - Consent of Sole Member